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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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PALL CORPORATION
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PALL CORPORATION
2200 Northern Boulevard
East Hills, New York 11548

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Owners of the Common Stock of Pall Corporation:

The annual meeting of shareholders of Pall Corporation, a New York corporation (the "Company"), will be held at The Garden City Hotel, 45 Seventh Street, Garden City, New York 11530, on Wednesday, November 17, 2004, at 11:00 a.m., local time, for the following purposes:

  (1)
  to elect four directors for a three-year term;

  (2)
  to consider and vote upon a proposal to approve the Company's 2005 Stock Compensation Plan; and

  (3)
  to transact such other business as may properly come before the meeting.

The board of directors has set the close of business on September 28, 2004, as the record date for the meeting. This means that owners of Common Stock at the close of business on that date are entitled to notice of and to vote at the meeting.

It is important that your shares be represented at the meeting. We encourage you to sign, date and promptly return the enclosed proxy card in the enclosed business reply envelope or vote using the internet or telephone, whether or not you expect to attend the annual meeting.

Mary Ann Bartlett Corporate Secretary and Assistant General Counsel

October 13, 2004

ii

PALL CORPORATION
2200 Northern Boulevard
East Hills, New York 11548
PROXY STATEMENT

        The enclosed proxy card is solicited by the board of directors of Pall Corporation, a New York corporation (the "Company"), for use at the annual meeting of shareholders to be held on Wednesday, November 17, 2004, at 11:00 a.m., local time, at The Garden City Hotel, 45 Seventh Street, Garden City, New York 11530, and at any adjournments thereof (the "meeting"). A map and directions to The Garden City Hotel are printed on the back cover of this proxy statement.

        The proxy materials will be first sent to shareholders on October 13, 2004. The cost of the solicitation of proxies will be paid by the Company. The solicitation is to be made primarily by mail but may be supplemented by telephone calls and personal solicitation by the firm of Georgeson Shareholder Communications Inc., which has been retained for this purpose by the Company and will be paid a fee for its services not to exceed $7,500 plus reasonable out-of-pocket expenses estimated at $5,000.

        Remarks from the meeting will be available on the Company's website at www.pall.com from November 18, 2004 until December 2, 2004.

VOTING

        Whether or not you plan to attend the meeting, we request that you date and execute the enclosed proxy card and return it in the enclosed postage-paid return envelope, or use the telephone or the internet to grant your proxy and vote. Telephone and internet voting instructions are provided on the proxy card. A control number, located on the proxy card, is designed to verify your identity and allow you to vote your shares and confirm that your voting instructions have been properly recorded.

        If your shares are registered in the name of a bank, broker or other nominee, follow the voting instructions on the form you receive from the nominee. The availability of telephone and internet voting will depend on the nominee's voting processes.

        The shares represented by your properly completed proxy card will be voted in accordance with your instructions marked on it. If you properly sign, date and deliver to us your proxy card but you mark no instructions on it, the shares represented by your proxy will be voted for the election as directors of the four nominees proposed herein (Proposal 1) and for approval of the 2005 Stock Compensation Plan (Proposal 2). The board of directors is not aware of any other matters to be presented for action at the meeting, but if other matters are properly brought before the meeting, shares represented by properly completed proxies received by mail, telephone or the internet will be voted in accordance with the judgment of the persons named as proxies.

        Shareholders have the right to revoke their proxies at any time before a vote is taken (1) by notifying the corporate secretary of the Company in writing at the Company's address given above, (2) by executing a new proxy card bearing a later date or by voting by telephone or the internet on a later date, provided the new proxy is received by EquiServe (which will have a representative present at the meeting) before the vote, (3) by attending the meeting and voting in person, or (4) by any other method available to shareholders by law.

        The close of business on September 28, 2004 has been fixed as the record date of the meeting, and only shareholders of record at that time will be entitled to vote. The only capital stock of the Company outstanding is common stock, par value $.10 per share (the "Common Stock"). There were 123,255,227 shares of Common Stock outstanding and entitled to vote on the record date. Each shareholder is entitled to one vote for each share held. The holders of a majority of the shares issued and outstanding on the record date, present in person or represented by proxy received by mail, telephone or the internet, will constitute a quorum at the meeting.

PROPOSAL 1—ELECTION OF DIRECTORS

General Information

        At the date of this proxy statement, the board of directors of the Company consists of twelve members, ten of whom are non-employee directors. The board is divided into three classes, each with three-year terms. The terms of the classes are staggered so that one-third of the directors, or as near to one-third as possible, are elected at each annual meeting of the Company's shareholders.

        At the meeting, four directors are to be elected for three-year terms. The nominating committee of the board of directors has nominated John H. F. Haskell, Jr., Katharine L. Plourde, Heywood Shelley and Edward Travaglianti. All of these nominees are presently directors of the Company. Although it is not anticipated that any of the nominees will become unavailable for election before the meeting, in that event the persons named as proxies on the enclosed proxy card will have the right, at their discretion, to vote all properly completed proxies for such substitute candidate, if any, as may be nominated by the nominating committee of the board of directors.

        Directors will be elected by a plurality of the votes properly cast (in person or by proxy) at the meeting. This means that a person will be elected who receives the first, second, third or fourth highest number of votes, even if he or she receives less than a majority of the votes cast. Therefore, shareholders who do not vote, or who withhold their vote from one or more of the four nominees proposed herein and do not vote for another person, will not affect the outcome of the election provided that a quorum is present at the meeting. A broker who is the record owner of shares of Common Stock beneficially owned by a customer will have discretionary authority to vote such shares in the election of directors if the broker has not received voting instructions from the beneficial owner by the tenth day before the meeting, provided that this proxy statement has been transmitted to the beneficial owner at least 15 days before the meeting.

Information Regarding Directors and Nominees

        Set forth below is information with respect to the nominees and each other present director of the Company continuing in office after the meeting. Such information includes the principal occupation of each director during at least the past five years.

Nominees for Election to the Board of Directors for a
Three-Year Term Expiring at the 2007 Annual Meeting of Shareholders

        John H. F. Haskell, Jr., age 72, was for more than the past five years up until his retirement on March 31, 2004, an investment banker and advisor with the investment banking firm of UBS Securities LLC, New York, New York, and its predecessors. Since March 31, 2004, he has been a non-employee advisor for UBS. Mr. Haskell is a director of Security Capital Corporation; he is also co-chair of the board of the French Institute Alliance Française and serves as a board director of other not-for-profit organizations. Mr. Haskell has been a director of the Company since 1998 and is the chairperson of the planning and governance committee.

        Katharine L. Plourde, age 52, was a principal and analyst at the investment banking firm of Donaldson, Lufkin & Jenrette, Inc., New York, New York, until November 1997. Since that time, she has engaged in private investing and serving on the boards of directors of several not-for-profit organizations. Since February 2002, she has also served on the board of directors of OM Group Inc. Ms. Plourde has been a director of the Company since 1995.

        Heywood Shelley, age 77, has been a practicing attorney with the firm of Carter Ledyard & Milburn LLP, New York, New York for more than the past five years. This firm acts as legal counsel to the Company. He has been a director of the Company since 1990.

        Edward Travaglianti, age 56, has been since February 2004 the president of Commerce Bank, Long Island, which is part of Commerce Bancorp. Mr. Travaglianti was president of Commercial Markets at Citibank, N.A. from July 2001, when Citibank acquired European American Bank (EAB), until his retirement in October 2002. Prior to that acquisition, Mr. Travaglianti was, from July 1995, chairman and chief executive officer of EAB. Mr. Travaglianti chairs and serves as a board director of several not-for-profit organizations. He has been a director of the Company since 2001 and is the chairperson of the audit committee.

Members of the Board of Directors Continuing in Office for a
Three-Year Term Expiring at the 2005 Annual Meeting of Shareholders

        Marcus Wilson, age 49, has been president of the Company since August 3, 2003. In 1998, Mr. Wilson became managing director in charge of the Company's Pall Europe subsidiary and a group vice president of the Company, and from July 2001 until August 2003, he was an executive vice president of the Company. He has been a director of the Company since 2003.

        Abraham Appel, age 89, is president and chief executive officer of A. Bram Appel Consultants Inc., located in Toronto, Ontario, which manages his family investments in private companies and equity securities. He is founder director serving on the Company board of directors since 1969.

        Ulrich Haynes, Jr., age 73, was the U.S. ambassador to Algeria from 1977 to 1981. He was executive dean for university international relations at Hofstra University, Hempstead, New York, from September 1996 until his retirement on August 31, 2003. Prior to September 1996, Mr. Haynes was dean of the Business School at Hofstra University. Mr. Haynes is a director of Reliastar Life Insurance Company of New York, an affiliate of ING. He has been a director of the Company since 1994.

        Edwin W. Martin, Jr., age 73, was associate and deputy U.S. commissioner of education from 1969 to 1979 and assistant secretary of education from 1979 to 1981. Dr. Martin was president and chief executive officer of the National Center for Disability Services until November 1994 and since then has been president-emeritus and a trustee. Dr. Martin serves as a director on an advisory board of the Roslyn Bank Division of New York Community Bank. He has been a director of the Company since 1993 and is the chairperson of the nominating committee.

Members of the Board of Directors Continuing in Office for a
Three-Year Term Expiring at the 2006 Annual Meeting of Shareholders

        Daniel J. Carroll, Jr., age 58, was chief operating officer, from January 1998 to November 2000, of the Business Communications Systems Unit of Lucent Technologies Inc. Before January 1998, he held a number of executive positions with AT&T Corp. until its spin-off of Lucent Technologies Inc. from AT&T Corp. in October 1996 and thereafter with Lucent. Mr. Carroll retired from his employment with Lucent in November 2000. He has been a director of the Company since 1999 and the "presiding independent director" since July 2003 and is the chairperson of the compensation committee.

        Eric Krasnoff, age 51, has been chairman and chief executive officer of the Company since July 1994. He has also been a director of the Company since 1994 and is the chairperson of the executive committee.

        Edward L. Snyder, M.D., age 58, is professor of laboratory medicine and vice chairman/associate chair for clinical affairs of the Department of Laboratory Medicine at Yale University School of Medicine. He is also director of Blood Bank/Apheresis Service and assistant chief/associate chair for clinical affairs at the Department of Laboratory Medicine at Yale-New Haven Hospital. Dr. Snyder has appointed consultant status with the Food and Drug Administration Medical Devices Advisory Committee—Hematology and Pathology Devices Panel, and is a past president of the American Association of Blood Banks. He is a member of the volunteer board of directors, National Marrow Donor Program. Dr. Snyder has been a director of the Company since 2000.

        James D. Watson, age 76, has been chancellor of Cold Spring Harbor Laboratory, a biomedical research institution specializing in genetics, since November 2003. Previously he had been, for more than five years, president of Cold Spring Harbor Laboratory. Dr. Watson and a colleague won the Nobel Prize in medicine in 1962 for determining that the molecular structure of DNA is a double-helix. He was a prime mover in the establishment of the federal government's human genome project and headed that project for a number of years from its inception. Dr. Watson has been a director of the Company since 1988. He is also a director of Diagnostic Products Corporation.

Compensation of Directors

        A director who is not an employee of the Company is paid $2,000 a month plus $2,500 for each meeting of the board and board committees he or she personally attended, and $1,000 for participation in each meeting of the board or a board committee held by telephone conference call. Each member of the audit committee is paid an additional $500 a month, and Mr. Shelley is paid an additional $750 a month for his service on the executive committee. The chairperson of the audit committee and the presiding independent director each receive an additional annual retainer of $4,000. Directors who are Company employees receive no compensation for serving as directors or as members of board committees.

        The Company's 2001 Stock Option Plan for Non-Employee Directors (the "2001 Director Plan") was amended by the board of directors on September 17, 2004, as described in the following paragraph. The amendment is subject to the approval of Proposal 2 herein by the shareholders at the meeting. Prior to the recent amendment, the 2001 Director Plan provided as follows: on each granting date, as defined below, each non-employee director who was elected a director of the Company by the shareholders for the first time at the annual meeting of shareholders next preceding such granting date was automatically granted an option to purchase 12,000 shares of Common Stock. On the granting date in 2002 and in every second year thereafter, each person who was a non-employee director on such granting date and who was not entitled to a 12,000-share grant on such granting date as a newly elected director was granted an option to purchase 7,500 shares. The exercise price of each option granted under the 2001 Director Plan is the fair market value, on the date of the grant, of the shares of Common Stock subject to such option. Each option becomes exercisable in four substantially equal installments on each of the first four anniversary dates of the date of grant and expires on the tenth anniversary of the date of grant. The "granting date" is January 5 in each year (or if January 5 is not a trading day on the New York Stock Exchange, then the first trading day thereafter). On January 5, 2004, directors Appel, Carroll, Haskell, Haynes, Martin, Plourde, Shelley, Travaglianti and Watson were each granted an option to purchase 7,500 shares of Common Stock, or 67,500 shares in the aggregate. Dr. Snyder has elected not to receive any options under the 2001 Director Plan (see footnote (g) to the table under the caption Beneficial Ownership of Common Stock and Restricted Stock Units below).

        If the 2005 Stock Compensation Plan is approved at the meeting by the shareholders, (1) the non-employee directors will each receive, on January 5 of each year, units to acquire 1,000 shares of Common Stock (see "Proposal 2—Approval of the 2005 Stock Compensation Plan—Annual Award Units to Eligible Directors"), and (2) amendments to the 2001 Director Plan adopted by the Company's board of directors on September 17, 2004, will become effective. These amendments provide that

  •
  an option granted to a director upon his election for the first time at an annual meeting of shareholders will be an option to purchase 3,000 shares of Common Stock (instead of 12,000 shares) and will be granted on the date of the annual meeting of shareholders at which the new director is first elected (instead of on the next granting date),

  •
  beginning with the granting date on January 5, 2005, options other than first-time options will be granted each year, not every other year, will be for 3,000 shares of Common Stock instead of 7,500 shares, and will be granted to newly-elected directors who received 3,000-share options on the date of their first election, and

  •
  each option granted in the future under the 2001 Director Plan will expire on the seventh anniversary of the date of grant (instead of the tenth anniversary).

        The Company's officers and directors are insured under five insurance policies with respect to the liabilities arising from the performance of the officers and directors in their status as such. These five policies are written by Vigilant Insurance Company, National Union Insurance Company of Pittsburgh, PA, Twin City Fire Insurance Company, Axis Specialty Insurance Company and Federal Insurance Company, all effective August 1, 2004. The Company pays the annual premiums for all these policies, that total $1,001,980 this year.

The board of directors unanimously recommends a vote
FOR the election of the four persons nominated herein for director.

STRUCTURE AND PRACTICES
OF THE BOARD OF DIRECTORS

Corporate Governance Policy

        The board of directors has adopted a corporate governance policy that provides the framework for the governance of the Company. It is available at www.pall.com or by sending a request in writing to the corporate secretary, Pall Corporation, 2200 Northern Boulevard, East Hills, New York 11548. The governance rule changes for companies listed on the New York Stock Exchange and those contained in the Sarbanes-Oxley Act of 2002 are reflected in the policy. The board reviews these principles and other aspects of governance periodically.

        The corporate governance policy addresses the role of the board of directors, the composition and selection of directors, the responsibilities of management and the board, the relationship between the board and senior management, the committees of the board and their meeting procedures, the compensation of directors, and the compensation and performance evaluation of the "elected officers" of the Company, defined as those senior officers of the Company at or above the rank of group vice president plus the corporate secretary and the treasurer (currently nine persons in total), who under the Company's by-laws are elected annually by the Company's board of directors rather than being appointed by the Company's chief executive officer.

Meetings of the Board

        The board of directors has five regularly scheduled meetings each year and special meetings are held as necessary. In addition, management and the directors communicate informally on a variety of topics, including suggestions for board or committee agenda items, recent developments, and other matters of interest to the directors. Each director has full access to management.

        The Company's non-employee directors meet at regularly scheduled executive sessions, without any employee directors or members of management present. During fiscal year 2004, the non-employee directors met three times in executive session. Starting in fiscal year 2005, the Company's independent directors will also meet in executive session, at least once a year. Currently, Daniel J. Carroll, Jr., who was elected by the board of directors the presiding independent director, chairs the non-employee director sessions and will also chair the independent directors' sessions.

        Directors are expected to attend all meetings of the board and each committee on which they serve. In fiscal 2004, the board of directors held eight meetings and committees of the board of directors held a total of sixteen meetings. Attendance at such meetings was 100%. Each director attended all meetings of the board of directors and the committees on which he/she served during fiscal 2004.

        Although the Company does not have a formal policy with respect to director attendance at annual meetings of shareholders, all directors are expected to attend, and all of the Company's directors then in office attended, the Company's 2003 annual meeting of shareholders.

Communication with the Board

        Shareholders may initiate in writing any communication with the board of directors or any individual director and send it to the corporate secretary, Pall Corporation, 2200 Northern Boulevard, East Hills, New York 11548. This centralized process will assist the board in reviewing and responding to shareholder communications in an appropriate manner. The name of any specific intended board recipient should be noted in the communication. The corporate secretary will forward such correspondence only to the intended recipients. However, prior to forwarding any correspondence, the corporate secretary will review such correspondence and, in her discretion, not forward certain items if they are deemed of a commercial nature.

Director Independence

        The corporate governance policy provides independence standards consistent with the New York Stock Exchange listing standards. These standards specify the criteria by which the independence of the Company's directors will be determined, and require the board to affirmatively determine that each independent director has no material relationship with the Company other than as a director. The board adopted the standards set out in Appendix A hereto for its evaluation of the materiality of director relationships with the Company. The board has determined that the following directors are "independent" as required by the New York Stock Exchange listing standards and the board's corporate governance policy: Abraham Appel, Daniel J. Carroll, Jr., John H. F. Haskell, Jr., Ulric Haynes, Jr., Edwin Martin, Jr., Katharine L. Plourde, Edward L. Snyder, Edward Travaglianti, and James D. Watson.

        All members of the audit committee, the compensation committee, the nominating committee and the planning and governance committee are independent directors as defined in the New York Stock Exchange listing standards and in the standards in the Company's governance policy.

Code of Conduct

        The Company has codes of conduct that apply to every employee and to its directors. These codes are designed to ensure that the Company's business is conducted in a consistently legal and ethical manner. The employee codes pertaining to ethics and compliance matters include policies on employment, conflicts of interest and the protection of confidential information, and require strict adherence to all laws and regulations applicable to the conduct of our business. The directors' code of business conduct and ethics includes policies on conflict of interest, corporate opportunities and insider trading. The Company will disclose any waivers of the directors' code of conduct relating to its directors, on its website at www.pall.com in accordance with applicable law and the requirements of the New York Stock Exchange corporate governance standards. To date, no waivers have been requested or granted. Lastly, the financial code of ethics specifically addresses the requirements and obligations applicable to officers and employees with important roles in the financial reporting process. These aforementioned codes are available at www.pall.com, or by sending your request in writing to the corporate secretary, Pall Corporation, 2200 Northern Boulevard, East Hills, New York 11548

Board Committees

        The board of directors has an audit committee, a compensation committee, an executive committee, a nominating committee and a planning and governance committee. The board has adopted a written charter for each of these committees. The full text of each charter is available on the Company's website located at www.pall.com or by sending your request in writing to the corporate secretary, Pall Corporation, 2200 Northern Boulevard, East Hills, New York 11548. Additionally, a copy of the audit committee charter (amended and restated by the board of directors on January 22, 2004) is attached as Appendix B hereto.

        Each committee conducts an annual assessment to review the sufficiency of resources and time to fulfill its obligations and whether it is performing its obligations. Under the board's corporate governance policy, each committee may retain consultants to assist it in carrying out its responsibilities.

        The following table shows the current members (indicated by an "X" or "Chairperson") of each of the board committees and the number of committee meetings held and number of actions taken by unanimous written consents during fiscal 2004:

	Audit	Compensation	Executive	Nominating	Planning & Governance
Abraham Appel*	X	X	—	—	X
Daniel J. Carroll, Jr.*(1)	X	Chairperson	—	—	—
John H.F. Haskell, Jr.*	—	—	—	X	Chairperson
Ulric S. Haynes, Jr.*	—	X	—	—	X
Eric Krasnoff	—	—	Chairperson	—	—
Edwin W. Martin, Jr.*	—	X	—	Chairperson	—
Katharine L. Plourde*	X	—	—	—	X
Heywood Shelley	—	—	X	—	—
Edward L. Snyder*	—	—	—	X	—
Edward Travaglianti*	Chairperson	—	—	—	—
James D. Watson*	—	—	—	—	—
Marcus Wilson	—	—	X	—	—
Number of meetings	9	3	0	1	3
Number of consents	0	12	21	1	0

*
Independent director.

(1)
Presiding independent director.

  The Audit Committee

        The audit committee assists the board in fulfilling its oversight responsibility relating to the integrity of the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the performance of the Company's internal audit function, the annual independent audit of the Company's financial statements, the performance, qualifications and independence of its independent registered accounting firm, and the Company's compliance and ethics program. The board adopted an amended and restated charter of the audit committee on January 22, 2004, which is attached to this proxy statement as Appendix B.

        Each member of the audit committee meets the independence requirements of the New York Stock Exchange, Rule 10A-3 under the Securities Exchange Act of 1934, and the Company's corporate governance policy. The board of directors in its business judgment has determined that each member of the audit committee is financially literate, knowledgeable and qualified to review financial statements. The board of directors has also determined that at least one member of the audit committee—Edward Travaglianti—is an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission.

  The Compensation Committee

        The compensation committee has overall responsibility for evaluating and approving the Company's elected officer compensation plans, policies and programs. Each member of the compensation committee meets the independence requirements of the New York Stock Exchange and the Company's corporate governance policy.

  The Executive Committee

        The executive committee has the authority to act on most board matters during the intervals between meetings of the full board, except those matters which are reserved for the board of directors by the New York Business Corporation Law.

  The Nominating Committee

        The nominating committee develops policy on the size and composition of the board of directors, criteria for director nomination, and procedures for the nomination process. The committee identifies and recommends candidates for election to the board, and evaluates the participation and contribution of board members. Each member of the nominating committee meets the independence requirements of the New York Stock Exchange and the Company's corporate governance policy.

  The Planning and Governance Committee

        The planning and governance committee reviews and makes recommendations to the board and/or management with respect to strategic planning, corporate governance issues, and the Company's executive resources and management development and succession plans. Each member of the planning and governance committee meets the independence requirements of the New York Stock Exchange and the Company's corporate governance policy.

Nomination Process

        The nominating committee will consider shareholder recommendations for director nominees. A shareholder desiring the committee to consider his or her director nominee should deliver a written submission to the nominating committee in care of the corporate secretary, Pall Corporation, 2200 Northern Boulevard, East Hills, New York 11548. Such submission must include (1) the name of such nominee, (2) the nominee's written consent to serve if elected, (3) documentation demonstrating that the nominating shareholder is indeed a shareholder of the Company, (4) any information relating to the nominee and his or her affiliates which would be required to be disclosed in a proxy solicitation for the election of directors of the Company pursuant to Regulation 14A under the Securities Exchange Act of 1934, including, but not limited to, the information required by Items 103, 401, 403 and 404 of Regulation S-K of the Securities and Exchange Commission, (5) a description of the qualifications of the nominee which, in the view of the nominee or the nominating shareholder, would make the nominee a suitable director of the Company, and (6) a description of the nominee's reasons for seeking election to the Company's board of directors, which description must include any plans or proposals which the nominee or nominating shareholder may have which relate to or would result in any of the actions described in Item 4 of Schedule 13D under the Securities Exchange Act of 1934. Such submission should include an undertaking to submit to the corporate secretary of the Company a statement amending any of the foregoing information promptly after any material change occurs in such information as previously submitted. The committee may require additional information from the nominee to perform its evaluation.

        Shareholder submissions for director nominees at the 2005 annual meeting of shareholders must be received by the corporate secretary by June 15, 2005. Nominee recommendations that are made by shareholders in accordance with these procedures will receive the same consideration as recommendations initiated by the nominating committee.

        In its assessment of each potential nominee, the nominating committee will review (1) the nominee's judgment, experience, independence and understanding of the Company's business, (2) the range of talent and experience already represented on the board, and (3) such other factors that the nominating committee determines are pertinent in light of the current needs of the Company. Diversity of race, ethnicity and gender among the directors is a factor in evaluating nominees for board membership. The nominating committee will also take into account the ability of a nominee to devote the time and effort necessary to fulfill his or her responsibilities as a Company director.

        The nominating committee has not used the services of a third-party executive search firm to assist it in identifying and evaluating possible nominees for director.

        There are no nominees for director standing for election for the first time at the meeting.

COMPENSATION AND OTHER BENEFITS OF SENIOR MANAGEMENT

        The following table sets forth information concerning the total compensation of the chief executive officer of the Company and the four other executive officers who had the highest individual aggregates of salary and bonus (whether paid in cash or restricted stock units) for the Company's fiscal year ended July 31, 2004. These five persons are hereinafter referred to collectively as the "Named Executive Officers."

Summary Compensation Table

		Annual compensation			Long-term compensation
Name and principal position	Fiscal year	Salary(a)	Bonus(b)	Other annual compensation	Restricted stock units(d)	Securities underlying options(#)	All other compensation(e)
Eric Krasnoff	2004	$759,980	$ 639,219	—	$20,876	—	$47,130
Chairman and Chief	2003	700,336	1,000,000	—	20,507	198,000	12,039
Executive Officer	2002	679,778	169,945	—	33,340	—	48,215
Marcus Wilson	2004	450,008	85,160	$180,718(c)	302,296	27,500	14,665
President	2003	335,075	74,946	—	269,885	55,000	—
	2002	255,435	24,597	—	7,311	15,000	—
Donald Stevens	2004	373,048	—	—	470,802	25,000	16,431
Chief Operating	2003	339,586	208,312	—	402,649	55,000	7,482
Officer	2002	309,142	—	—	170,797	—	20,291
John Adamovich, Jr.	2004	316,992	151,919	—	120,785	—	12,240
Group Vice President,	2003	331,396	347,966	—	6,531	49,500	3,043
Chief Financial	2002	292,626	55,761	—	44,450	—	12,251
Officer and Treasurer
Roberto Perez	2004	129,978	225,030	—	196,024	—	14,668
Group Vice President	2003	225,888	214,500	—	2,527	37,500	9,601
	2002	210,424	29,890	—	4,228	—	14,629

(a)
The dollar amounts in this column do not include amounts of salary that the Named Executive Officers elected to receive in the form of restricted stock units under the Management Stock Purchase Plan (the "Management Plan"), as follows: in fiscal 2002, Mr. Stevens—$52,000 and Mr. Adamovich—$26,000; in fiscal 2003, Mr. Stevens—$57,200; and in fiscal 2004, Mr. Stevens—$52,000; Mr. Adamovich—$26,000; and Mr. Perez—$130,022. These amounts are included in the dollar amounts shown in the "Restricted stock units" column of the table for the respective fiscal years. (See Compensation Committee Report on Executive Compensation in Fiscal 2004—The Management Stock Purchase Plan for information about the Management Plan.)

(b)
Annual bonuses are determined by a formula based on the Company's return on equity. See Compensation Committee Report on Executive Compensation in Fiscal 2004—Annual Incentive Bonuses. The dollar amounts in this column do not include amounts of bonuses that the Named Executive Officers elected to receive in the form of restricted stock units under the Management Plan, as follows: in fiscal 2002, Mr. Stevens—$63,200; in fiscal 2003, Mr. Wilson—$174,877, and Mr. Stevens—$208,313; and in fiscal 2004, Mr. Wilson—$198,705, Mr. Stevens—$250,226, and Mr. Adamovich—$50,000. These amounts are included in the dollar amounts shown in the "Restricted stock units" column of the table for the respective fiscal years.

(c)
Includes $88,417 paid to Mr. Wilson during fiscal 2004 as a relocation bonus in connection with the change of his residence from the United Kingdom to the United States at the Company's request.

(d)
Each dollar amount in this column for a fiscal year is the sum of (1) the amount shown in footnote (a) of the Named Executive Officer's salary for the same fiscal year which he elected to receive in the form of restricted stock units under the Management Plan, (2) the amount of his bonus shown in footnote (b) for the same fiscal year which he elected to receive in the form of restricted stock units under the Management Plan, and (3) the aggregate of the dollar values on the dates of grant (based on the closing prices for a share of Common Stock on those dates) of additional restricted stock units awarded to such Named Executive Officer under the Management Plan during the same fiscal year as matching units for units he purchased, and as dividend equivalent units on all of his restricted stock units outstanding on the payment dates of dividends on the Common Stock. The aggregate number of restricted stock units held by each Named Executive Officer at July 31, 2004, the Company's fiscal 2004 year-end (exclusive of units purchased by officers with after-tax dollars), and the value of such units (based on the $23.17 closing price of a share of Common Stock on July 30, 2004) were as follows: Mr. Krasnoff—45,281 units ($1,049,161); Mr. Wilson—25,600 units ($593,152); Mr. Stevens—63,775 units ($1,477,667); Mr. Adamovich—23,319 units ($540,301); and Mr. Perez—8,018 units ($185,777).

(e)
Includes amounts which, under regulations of the Securities and Exchange Commission, are deemed to be compensation by reason of interest-free loans made by the Company for the payment of the exercise price of options under the Company's employee stock option plans (see Indebtedness of Executive Officers and Directors under Stock Option Plans below). Such amounts in fiscal 2004, computed under rates prescribed by the Internal Revenue Service to determine "imputed interest," were as follows: Mr. Krasnoff—$8,240; Mr. Stevens—$434; and Mr. Perez—$7,825. Also includes employer contributions under the Company's Profit-Sharing Plan and Supplementary Profit-Sharing Plan, which contributions in fiscal 2004 were as follows: Mr. Krasnoff—$38,890; Mr. Wilson—$14,655; Mr. Stevens—$15,997; Mr. Adamovich—$12,240; and Mr. Perez—$6,843.

Options

        The following tables set forth information concerning grants of stock options to, and exercises of stock options by, the Named Executive Officers during fiscal 2004, and the number and value of unexercised options held by each of them at July 31, 2004:

Option Grants in Last Fiscal Year

	Individual grants
					Potential realizable value at assumed annual rates of stock price appreciation for option term (10 years)
	Number of securities underlying options granted	Percentage of total options granted to employees in fiscal year
Name			Exercise price(1)	Expiration date
					5%	10%
Eric Krasnoff	-0-	-0-	-0-	—	-0-	-0-
Marcus Wilson	27,500	27.7%	$22.7350	08/03/13	$393,193	$996,428
Donald Stevens	25,000	25.2%	22.7350	08/03/13	357,448	905,843
John Adamovich, Jr.	-0-	-0-	-0-	—	-0-	-0-
Roberto Perez	-0-	-0-	-0-	—	-0-	-0-

(1)
Fair market value of a share of the Company's Common Stock on the date of grant.

Aggregated Option Exercises in Last Fiscal
Year and Fiscal Year-End Option Values

			Number of securities ]underlying unexercised options at fiscal year-end		Value of unexercised in-the-money options at fiscal year-end(2)
Name	Shares acquired on exercise(#)	Value realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Eric Krasnoff	180,000	$1,036,350	184,500	193,500	$494,280	$1,094,040
Marcus Wilson	35,000	252,438	47,500	85,000	134,938	321,600
Donald Stevens	35,000	245,268	51,250	78,750	137,300	314,775
John Adamovich, Jr.	46,125	229,105	-0-	48,375	-0-	273,510
Roberto Perez	-0-	-0-	11,625	37,125	42,399	102,195

(1)
Value realized is the aggregate market value, on the date of exercise, of the shares acquired less the aggregate exercise price paid for such shares.

(2)
Value of unexercised options is the difference between the aggregate market value of the underlying shares (based on the closing price on July 30, 2004, which was $23.17 per share) and the aggregate exercise price for such shares.

Contracts with Named Executive Officers

        The Company has an employment contract with each of the Named Executive Officers. Each of these contracts provides for annual base salaries equal to the greater of (i) the base salary for the preceding fiscal year adjusted for the annual change in the consumer price index or (ii) an amount fixed by the board of directors (which acts for this purpose by its compensation committee, consisting entirely of non-employee directors). The base salaries payable for fiscal 2005, as fixed by the compensation committee, are as follows: Mr. Krasnoff—$796,000; Mr. Wilson—$472,000; Mr. Stevens—$445,000; Mr. Adamovich—$360,000; and Mr. Perez—$310,000. These contracts also provide for annual incentive bonuses determined by a formula under which a bonus equal in amount to a percentage of base salary becomes payable if the Company's return on equity (after-tax consolidated net income, as defined, as a percentage of average shareholders' equity, as defined) exceeds a certain percentage; the bonus increases to reflect increases in return on equity up to a maximum bonus payable when return on equity equals or exceeds a certain percentage. See Compensation Committee Report on Executive Compensation in Fiscal 2004—Annual Incentive Bonuses.

        Each of these five employment contracts is for a term of employment which continues until terminated by either party on not less than two years' notice, and unless the parties agree otherwise, the term of employment ends at age 65. In addition, Mr. Krasnoff has the right to terminate his employment on not less than 30 days' notice if at any time he no longer has the title, authority and duties of chief executive officer. Under each of these five employment contracts, in the event of a "change in control" of the Company (as defined), the officer has the right to terminate his employment effective immediately or effective on a date specified in his notice of termination that is not more than one year from the date of giving of such notice. Upon any such termination, the officer would be entitled to his salary and bonus compensation prorated to the effective date of termination. In addition, in the event of termination of Mr. Krasnoff's contract (i) by Mr. Krasnoff because he is no longer chief executive officer or in the event of a change in control of the Company or (ii) by the Company on notice as described in the first sentence of this paragraph, Mr. Krasnoff would become entitled to two years' severance pay. The amount of such severance pay would be the sum of the minimum base salary and the maximum incentive bonus in the fiscal year of termination, determined under the contract provisions described in the immediately preceding paragraph. Mr. Krasnoff would have the option of either taking such severance pay in installments at the times at which the base salary and incentive bonus would have been paid had his employment not been terminated, or taking a lump sum equal to the present value of such payments at the effective date of the termination of his employment.

        The contract with Mr. Krasnoff also provides for an "annual contract pension" beginning at the end of the term of employment except that if he is entitled to severance pay as described in the preceding paragraph, the annual contract pension does not commence until the end of the two-year period covered by such severance pay. Mr. Krasnoff's annual contract pension is for a term of ten years and is in an annual amount equal to 60% of "Final Pay" (as defined) less the maximum pension payable under a qualified pension plan in accordance with Section 415 of the Internal Revenue Code, currently $165,000 a year. Final Pay is defined as the average of the officer's cash compensation (base salary plus incentive compensation and any other bonus payments) for the three years in which his compensation was highest out of the five years preceding the end of his employment with the Company. Based on fiscal years through fiscal 2004, Final Pay for the purpose of determining the amount of Mr. Krasnoff's annual contract pension would be $1,432,154. After the first year, the annual contract pension is adjusted annually for inflation. The contract with Mr. Krasnoff also provides for lifetime medical coverage for him and his spouse and minor children, consisting of the same coverage and benefits as are provided under the hospitalization, medical and dental plans maintained by the Company for its U.S. employees who are not covered by a collective bargaining agreement. Also, at the start of the 30-day period preceding the end of the term of employment under Mr. Krasnoff's contract, the exercisability of any employee stock options that are not yet fully vested is accelerated and such options can be exercised in full during such 30-day period and thereafter until they expire by their terms.

Pension Benefits

        Under the Company's Supplementary Pension Plan (which is not a qualified plan under the Internal Revenue Code), pension benefits are provided to certain employees, including the Named Executive Officers. The Supplementary Pension Plan provides lifetime pension payments which, when added to primary Social Security benefits and assumed straight-life-annuity payments from the Company's cash balance pension plan, will on an annual basis equal 50% of a participant's "Final Average Compensation," which is defined as the average of the three highest of the participant's last five years of cash compensation (salary and bonus). If a participant vested under the Supplementary Pension Plan dies before retirement, his surviving spouse receives a lifetime pension equal to 50% of the straight-life-annuity pension which the participant would have been entitled to receive upon retirement. Currently, final average compensation (based on fiscal years through fiscal 2004) for the Named Executive Officers would be as follows: Mr. Krasnoff—$1,432,154; Mr. Wilson—$822,290; Mr. Stevens—$656,191; Mr. Adamovich—$570,158; and Mr. Perez—$421,346.

Benefits Protection Trust

        The Company has established a Benefits Protection Trust to which it makes voluntary contributions to fund, inter alia, the Company's obligations under the Supplementary Pension Plan and the Supplementary Profit-Sharing Plan (see Compensation Committee Report on Executive Compensation in Fiscal 2004—Supplementary Profit-Sharing and Pension Plans) and the Company's obligation to pay the annual contract pension provided for under Mr. Krasnoff's employment agreement described above. In the event of a "change in control" of the Company (as defined in the trust agreement), the trust fund must thereafter be used to satisfy the abovementioned obligations. The balance in the Benefits Protection Trust at the end of fiscal 2004 was $37,280,615.

Indebtedness of Executive Officers and Directors under Stock Option Plans

        Under options granted to executive officers and directors under the Company's stock option plans prior to July 30, 2002 (the date of enactment of the Sarbanes-Oxley Act of 2002), optionees could elect to defer payment of the purchase price of the Common Stock upon their exercise of options and thereby became indebted to the Company for the deferred amounts. The following table sets forth certain information with respect to all executive officers and directors who were indebted to the Company under the stock option plans in an amount in excess of $60,000 at any time from the start of the Company's 2004 fiscal year (August 1, 2003) to September 28, 2004. The second column of the table shows the largest amount of indebtedness outstanding during that period by each of such executive officers and directors, and the last column shows the principal amount outstanding as of September 28, 2004. All of the indebtedness shown in the table is non-interest-bearing (see the Summary Compensation Table above) and payable on demand.

	Amount of indebtedness
	Largest	September 28, 2004
Eric Krasnoff	$720,000	$720,000
John Miller	128,407	128,407
Heywood Shelley	120,400	120,400
Donald Stevens	317,021	-0-
James D. Watson	292,500	292,500

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION IN FISCAL 2004

        The compensation committee of the board of directors has the power and duty under the Company's by-laws and its corporate governance policy to fix the compensation of the Company's "elected officers"—that is, the officers at or above the rank of group vice president plus the corporate secretary and the treasurer. In the Company's fiscal year ended July 31, 2004, the Company had six U.S.-based elected officers and two elected officers based overseas. The compensation of the Company's seven other executive officers is fixed by the Company's chief executive officer. The committee also has the power and duty to approve the making of employment contracts between the Company and the elected officers and to administer the Company's employee stock option plans, the Management Stock Purchase Plan and the Executive Incentive Bonus Plan.

        The Company's compensation program for executive officers consists of four parts:

  1.
  base salary;

  2.
  annual incentive bonus;

  3.
  stock-based compensation; and

  4.
  supplementary profit-sharing and pension plans.

        The program is based on the Company's overall philosophy of providing a balanced, competitive total compensation package. We on the compensation committee believe that such a program enables the Company to attract and retain highly qualified professionals, and to reward sustained corporate performance, with the attendant benefit to shareholders.

Base Salary

        The compensation committee's policy on base salaries for elected officers in fiscal 2004 was to target base salaries at the median, or 50th percentile, of salaries paid to officers with comparable job descriptions at manufacturing and general industry companies of similar size to the Company (hereinafter referred to as the "marketplace"). A base salary which varies significantly from the median should reflect specific differences in the role and responsibilities of a particular position, as well as an individual's job experience and/or performance.

        The Company retained Watson Wyatt Worldwide ("Watson Wyatt"), an independent executive compensation consultant, to evaluate the cash compensation levels of the Company's executive officers for the 2004 fiscal year. Watson Wyatt makes detailed evaluations biennially, in the spring of every second year, utilizing published compensation survey data to assess the Company's compensation competitiveness relative to the marketplace. Watson Wyatt determines the marketplace by extracting data cuts from broad-based compensation surveys, including surveys conducted by Watson Wyatt and by other compensation consulting firms. These surveys are submitted to the compensation committee and to the chief executive officer of the Company, who makes salary recommendations to the committee for all elected officers other than himself. Watson Wyatt estimated, in its report dated June 30, 2004 (the "Watson Wyatt June Report"), that in fiscal 2004, only three out of thirteen of the Company's executive officers had base salaries which exceeded the marketplace median by more than 15%. Watson Wyatt considers compensation within plus or minus 15% of the marketplace median to approximate competitive norms for base salaries.

        In addition, in January 2004, Watson Wyatt, at the request of the compensation committee, produced a report (the "Watson Wyatt January Report") assessing the reasonableness of the total compensation of the Company's chief executive officer, president, chief operating officer and chief financial officer. For this purpose, Watson Wyatt researched and selected a peer group of 15 companies which are generally similar in size to the Company, and whose product and/or service lines intersect those of the Company. Watson Wyatt observed in the January Report that the cash compensation of the four executive officers surveyed, consisting of base salary and annual bonuses, is both competitive and highly sensitive to the Company's performance, as demonstrated by the significant volatility of bonuses for fiscal 2001, 2002 (when no regular bonus was paid) and 2003 (when the maximum bonus was paid).

        Employment contracts with executive officers call for minimum annual increases in base salaries equal to the June-to-June percentage increase in the consumer price index (the CPI). For fiscal 2004, this minimum mandatory increase was 2.82%, based on the CPI increase from June 2002 to June 2003. With the CPI increase as a floor, the compensation committee adjusted base salaries for fiscal 2004, as it does each year, to reflect individual performance for the past year, internal relationships and marketplace practices as shown by data supplied by Watson Wyatt. Base salary increases for the eight elected officers in fiscal 2004 ranged from 3.5% to 25% for one executive officer in connection with his promotion to group vice president.

Annual Incentive Bonuses

        In fiscal 2004, the 2004 Executive Incentive Bonus Plan (the "Bonus Plan") was the principal means by which the total cash compensation of the Company's elected officers was tied to its financial performance. The Bonus Plan was approved by the Company's shareholders at the annual meeting held on November 19, 2003.

        The impetus for the Bonus Plan was section 162(m) of the Internal Revenue Code (the "Code"), which provides that compensation of a Named Executive Officer (the chief executive officer and the next four most highly compensated officers) is not deductible by a corporation for federal income tax purposes to the extent that such officer's compensation exceeds $1,000,000 for any fiscal year. However, "performance-based compensation" that meets certain requirements of section 162(m) and the regulations thereunder is exempt from the $1,000,000 limitation on deductibility for tax purposes. See $1,000,000 Limit on Deductible Compensation below.

        The Bonus Plan covers those senior officers of the Company who have employment agreements with the Company which provide that the officer is eligible to receive annual bonuses under the Bonus Plan. During fiscal 2004, there were 14 executive officers participating in the Bonus Plan, consisting of the Company's chairman and chief executive officer, president, chief operating officer, chief financial officer/group vice president, three other group vice presidents and seven senior vice presidents who were members of the Company's operating committee during fiscal 2004. In the future, officers who are promoted or hired to these positions will be eligible to receive annual bonuses under the Bonus Plan.

        The first element for determining the amount of the bonus payable to an executive for a fiscal year under the Bonus Plan is the executive's "Target Bonus Percentage," which is the maximum bonus payable to that executive for the year, expressed as a percentage of his base salary. Such percentage is specified in the executive's employment agreement. Prior to the start of fiscal 2004, the Target Bonus Percentages for that year were fixed at 150% for the chief executive officer, 112.5% for the president, and 105% for each of the chief operating officer, chief financial officer and two senior vice presidents. These percentages were first fixed for fiscal 2003 in response to the biennial Watson Wyatt report issued in July 2002, which indicated that the competitiveness of the total cash compensation of the Company's executive officers declined between fiscal 2000 and fiscal 2002. In addition, the Target Bonus Percentage for eight executives who were in charge of particular segments of the Company's business was up to 42% of base salary. These executives were entitled to an additional "business segment" bonus of up to 63% of base salary as described below. Business segment bonuses are not calculable or payable under the Bonus Plan. Mr. Perez was the only Named Executive Officer who had a business segment bonus in fiscal 2004.

        Base salaries of the elected officers are fixed annually by the compensation committee, and base salaries of the other executive officers are fixed annually by the chief executive officer. The base salaries for fiscal 2004 of the five Named Executive Officers are shown in the Summary Compensation Table above (see the "Salary" column and the footnote thereto). Employment agreements with executive officers may be amended or replaced from time to time, with the approval of the compensation committee in the case of elected officers. Thus, both the amount of annual base salaries and any amendments to employment agreements with elected officers, including Target Bonus Percentages therein, require approval of the compensation committee. However, the Bonus Plan provides that the amount of the bonus otherwise payable under the Plan to any executive for any fiscal year may not exceed the lesser of $2,000,000 and 150% of the executive's base salary for the year.

        The second element for determining bonus amounts under the Plan is the establishment by the compensation committee for each fiscal year of a "Minimum R.O.E. Target," a "Maximum R.O.E. Target" and appropriate intermediate R.O.E. targets. The Minimum R.O.E. Target for a fiscal year is the "Return on Equity" (as defined below) that must be exceeded in order for any bonus to be paid to each executive for that year. The Maximum R.O.E. Target means the Return on Equity that must be achieved in order for each executive to receive his maximum bonus, equal to the Target Bonus Percentage specified in his employment agreement. In October 2003, the compensation committee fixed the Minimum R.O.E. Target for fiscal 2004 at 12%, the R.O.E. target for receiving one-third of the maximum bonus at 13.67%, the R.O.E. target for receiving two-thirds of the maximum bonus at 16.5%, and the Maximum R.O.E. target at 17%. The Maximum R.O.E. Target equated to earnings per share of $1.40 which, after deducting the positive translation effects of exchange rates (3 cents per share), would result in earnings per share of $1.37, or an increase of 14.2% in earnings net of the effects of exchange rates.

        Return on Equity means the percentage determined by dividing "Net Earnings" for a fiscal year by "Average Equity" for that year. Net Earnings for any fiscal year is the after-tax consolidated net earnings of the Company and its subsidiaries as certified by the Company's auditors for inclusion in its annual report to shareholders, adjusted to eliminate any decreases in or charges to earnings for

  a.
  the effect of foreign currency exchange rates,

  b.
  any acquisitions, divestitures, discontinuance of business operations, restructuring or any other special charges,

  c.
  the cumulative effect of any accounting changes, and

  d.
  any "extraordinary items" as determined under generally accepted accounting principles,

to the extent that such decreases or charges are separately disclosed in the Company's annual report for the year.

        Average Equity for any fiscal year means the average of shareholders' equity as shown in the annual report in the fiscal year-end consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal year and as of the end of the immediately preceding fiscal year, except that any amounts shown on those balance sheets as "accumulated other comprehensive" income or loss are disregarded.

        The compensation committee may reduce the amount of the bonus otherwise payable to any executive in accordance with the formula described in the preceding paragraphs

  •
  to reflect any decreases in or charges to earnings that were eliminated in determining Net Earnings for the year pursuant to clause a., b., c. or d. in the definition of Net Earnings above,

  •
  to reflect any credits to earnings for extraordinary items of income or gain that were taken into account in determining Net Earnings for the year,

  •
  to reflect the committee's evaluation of the executive's individual performance, or

  •
  to reflect any other events, circumstances or factors that we on the committee believe to be appropriate in determining the amount of the bonus to be paid to that executive for the year.

        The compensation committee may also increase the amount of the bonus otherwise payable to any executive who is not a Named Executive Officer to reflect the committee's evaluation of the executive's individual performance, or to reflect such other circumstances or factors as the committee believes to be appropriate in determining the amount of the bonus to be paid to that executive for the year. The committee does not, however, have discretion to increase the amount of the bonus payable to any Named Executive Officer above the amount of bonus determined in accordance with the Plan formula described above.

        The business segment component of a bonus is designed to tie an officer's compensation in part to the performance of the business segment for which such officer is responsible. For fiscal 2004, the maximum business segment bonus was equal to 63% of base salary for four U.S.-based executive officers including Mr. Perez, and 9%, 24%, 30% and 30% of base salary for four overseas-based executive officers. Subject to these maximums, the chief executive officer has discretion to determine the amount of the business segment component of the incentive bonus for each executive officer having responsibility for a particular business segment. In the exercise of that discretion, Mr. Krasnoff establishes annually, for each business segment, the dollar amount of profit below which no business segment bonus is earned (the bonus threshold) and the dollar amount of profit at which the maximum business segment bonus is earned. If the profits achieved by the officer's business segment exceed the bonus threshold but are less than the amount at which the officer becomes entitled to a maximum bonus, the bonus amount is determined pro rata, on a sliding scale.

        With respect to the four U.S.-based executives (including Mr. Perez) whose fiscal 2004 bonuses were based in part on a business segment component, the maximum bonus based on Return on Equity was 42% of base salary and the maximum bonus based on business segment performance was 63% of base salary, so that the aggregate maximum bonus of each of these officers was 105% of their respective base salaries. With respect to the four executive officers based outside the U.S. whose fiscal 2004 bonuses were based in part on a business segment component, the maximum bonuses based on Return on Equity were 6%, 16%, 20% and 20% of their respective base salaries, and the maximum bonuses based on business segment performance were 9%, 24%, 30% and 30%, respectively, so that the aggregate maximum bonuses of these overseas officers were 15%, 40%, 50% and 50% of their respective base salaries.

        The Company's bonus policy for fiscal 2004 was structured with the intent that (i) a bonus based exclusively on Return on Equity equal to 13.67% would result in total cash compensation (base salary plus annual bonus) at the marketplace median, and (ii) a bonus based exclusively on the Maximum R.O.E. Target (17%) would result in total cash compensation which approximated the marketplace 75th percentile.

        Bonuses for fiscal 2004 computed exclusively under the Bonus Plan formula described above, resulting from fiscal 2004 Return on Equity of 15.8%, as determined by the compensation committee in accordance with the Bonus Plan, were 84.1% of base salary for Mr. Krasnoff, 63.1% of base salary for Mr. Wilson, 58.9% of base salary for Messrs. Stevens and Adamovich, and 23.5% of base salary for Mr. Perez. For further information regarding Mr. Krasnoff's bonus, see Discussion of Fiscal 2004 Compensation of the Chief Executive Officer below.

Stock-Based Compensation

        The stock option plans of the Company and the Management Stock Purchase Plan (the "Management Plan") were designed to complement the Bonus Plan and to provide long-term stock-based incentive compensation to the Company's executive officers. These plans were based on the concept that stock-based compensation provides executive officers with opportunities for capital accumulation at favorable tax rates, promotes long-term executive retention and, by fostering in executive officers a proprietary interest in the Company, aligns their interests with those of the Company's shareholders.

        The compensation committee requested Watson Wyatt to review the stock-based compensation of the Company's top four executives in advance of the committee's January 2004 meeting. At that meeting, Watson Wyatt presented the Watson Wyatt January Report, in which it stated its view that the Company's stock option program had become insufficient for providing competitive long-term stock-based incentive compensation and may no longer be an optimal means of providing competitive long-term stock-based compensation in light of pending accounting changes. In preliminary research conducted by Watson Wyatt and from the analysis of the 15-company peer group in the Watson Wyatt January Report, Watson Wyatt had observed that grants of stock options have been declining in the marketplace generally, both in the value of grants (which may be attributed to lower stock prices) and in the number of shares granted. However, in Watson Wyatt's opinion, the Company's option grants may be low even at the currently reduced levels in the marketplace.

        On the other hand, the Company's Management Stock Purchase Plan has proven to be an effective way for executives to build both their ownership interest in the Company, and to increase the value of their long-term incentives. Watson Wyatt also noted that the increase, adopted by the compensation committee effective August 1, 2003, in the number of Company matching units issued to participants in the Management Stock Purchase Plan (see below), from one matching unit for each three units purchased by a participant to one matching unit for each two units purchased, should encourage more management participation in the Plan and increase the competitiveness of the Company's long-term incentive value. The compensation committee has adopted, subject to approval of the 2005 Stock Compensation Plan by the shareholders at the meeting (Proposal 2 herein), a further improvement in the matching unit ratio from the participants' point of view, to one matching unit for each unit purchased by a participant.

        The 2005 Stock Compensation Plan, if approved by the shareholders at the meeting, will also, in the opinion of the compensation committee and Watson Wyatt, provide an important means of improving the value and competitiveness of the Company's long-term stock-based incentive compensation.

  Stock Options

        The compensation committee may grant options to purchase shares of Common Stock of the Company to any officer or other employee who, in the judgment of the committee, is in a position to contribute significantly to the Company's success. Grants are made at an option price of 100% of the fair market value of the Common Stock on the date of grant. Options granted on and after March 19, 2001 have ten-year terms and four-year vesting schedules whereas options granted prior to that date have five-year terms and four-year vesting schedules.

        The compensation committee determines the number of shares to be covered by options granted to executive officers at each level, e.g., chief executive officer, president, chief operating officer, group vice president and senior vice president. It has been the Company's long-standing policy, on the recommendation of Watson Wyatt, to make across-the-board option grants every other year, with grants during the intervening years only for promotions and new hires. Option grants to the Named Executive Officers in fiscal 2004, 2003 and 2002 are shown above in the Summary Compensation Table under the caption "Securities underlying options," and (for fiscal 2004 only) the table captioned Option Grants in Last Fiscal Year. There were no other option grants to other executive officers in fiscal 2004. Grants to other executive officers in fiscal 2003 were in the amount of 38,500 shares to each of ten group vice presidents and senior vice presidents.

        In view of the Company's policy of granting options every other year, the significance of option grants is better understood by taking an average over a period of years. During the five-year period from the beginning of fiscal 2000 to the end of fiscal 2004, the average per annum option grants to all executive officers as a group were for 340,100 shares, representing about three-tenths of one percent (.27%) of the shares of Common Stock outstanding at the end of fiscal 2004.

  The Management Stock Purchase Plan

        The purpose of the Management Stock Purchase Plan (the "Management Plan") is to encourage key employees of the Company and its subsidiaries to increase their ownership of the Company's Common Stock. To achieve this purpose, the Management Plan

  •
  provides key employees with a number of ways to allocate portions of their cash compensation to purchase restricted stock units, each representing the right to receive one share of Common Stock after vesting, and

  •
  issues additional units to key employees to partially match all units they purchase ("matching units") and to credit the dollar amount of dividends paid on the Common Stock during the vesting period ("dividend equivalent units").

        Plan participants who are U.S. taxpayers do not realize income for federal income tax purposes when restricted stock units are credited to their Plan accounts. Instead, a participant realizes taxable income only when his or her units vest (generally after four years under the Management Plan) and shares of Common Stock are issued to the participant in settlement of his or her vested units. The amount of taxable income is based on the market value of such shares of Common Stock when they are issued to the participant. The Management Plan also allows participants to defer their receipt of shares of Common Stock when their units vest and thereby further defer their realization of income for federal income tax purposes.

        We on the compensation committee believe that the following substantial benefits accrue to the Company from the Management Plan:

  •
  The Management Plan encourages management personnel to elect to receive all or part of their annual bonuses in the form of restricted stock units, and to acquire additional units through either pre-tax payroll deductions from base salary (up to 50% of base salary) or after-tax lump sum payments. In this way, senior management invests in the future performance of the Company and their interests in the Company are aligned more closely with the proprietary interests of its shareholders.

  •
  The Management Plan assists senior management in reaching their target ownership levels set in the Company's Common Stock ownership guidelines (see Common Stock Ownership Guidelines below).

  •
  Since the value of the units represented by the Company's grants of matching units and dividend equivalent units, and the benefits of any appreciation during the vesting period in the Common Stock underlying the units, will generally not be assured to the participant unless he or she is still a Company employee on the date four years from the date of issuance of the units (three years with respect to units credited before August 1, 2003), the Management Plan encourages talented management personnel to remain in the employ of the Company or one of its subsidiaries.

        Information concerning restricted stock units issued under the Management Plan to the Named Executive officers is included in the Summary Compensation Table above.

  Common Stock Ownership Guidelines

        In the current corporate governance environment, shareholders of public companies are giving increased attention to executives' ownership interests in their companies. Watson Wyatt research shows that higher executive stock ownership correlates with higher company financial performance. Accordingly, the compensation committee has established Common Stock ownership guidelines for the Company's officers and other key employees. As amended by the committee in September 2002 to increase the ownership levels, the target ownership levels were 375% of base salary for the chairman and chief executive officer, 275% of base salary for the president and 200% of base salary for the other Named Executive Officers. A person's base salary includes, for purposes of the stock ownership guidelines, the amount of salary that he or she elected to receive in the form of restricted stock units under the Management Plan. Target ownership levels of Common Stock for other officers and key employees have been established based on annual base salary ranges. In calculating the number of shares of Common Stock owned by an employee for purposes of the ownership guidelines, each restricted stock unit held for the account of that employee under the Management Plan is counted as one share.

        The compensation committee set July 31, 2006, as the date for participants who began participating in the Management Plan at its inception in 1999 to reach 100% of their increased target ownership levels. Those who began participating in the Management Plan after its inception will have six years from the dates of their becoming participants to reach 100% of their increased target ownership levels.

        Principally as a result of Mr. Krasnoff's acquisition on April 13, 2004 of a net 60,000 shares of Common Stock for $18.4375 per share upon his exercise of employee stock options, he currently has a pecuniary interest in a total of 163,119 shares of Common Stock for purposes of the guidelines, consisting of 104,366 shares of Common Stock and 58,753 shares issuable upon vesting and conversion of 58,753 restricted stock units. On October 1, 2004, these 163,119 shares were worth $4,058,400 in the aggregate, based on the closing price on that date ($24.88) of a share of Common Stock for New York Stock Exchange consolidated transactions. This is equal to approximately 509.9% of Mr. Krasnoff's fiscal 2005 base salary ($796,000).

        In September 2004, the compensation committee again amended the stock ownership guidelines to further increase the target ownership levels, subject to approval of the 2005 Stock Compensation Plan by the shareholders at the meeting (Proposal 2 herein). As so further amended, the target ownership levels are 500% of base salary for Mr. Krasnoff, 300% of base salary for the other four Named Executive Officers and any other executive officer of the Company whose base salary exceeds $300,000 per annum, and 150% of base salary for any other executive officer of the Company whose base exceeds $150,000 per annum. The compensation committee set July 31, 2007, as the date for participants who began participating in the Management Plan at its inception in 1999 to reach 100% of their new increased target ownership levels. Those who began participating in the Management Plan after its inception will continue to have six years from the dates of their becoming participants to reach 100% of their further increased target ownership levels.

Supplementary Profit-Sharing and Pension Plans

        In addition to providing tax-qualified profit-sharing and pension plans for its employees including executive officers, the Company also maintains non-tax-qualified supplementary plans and arrangements for executive officers. The Supplementary Profit-Sharing Plan provides an annual benefit to U.S.-based executives with respect to annual cash compensation in excess of the maximum compensation that, under the Internal Revenue Code, can be taken into account for the Company's tax-qualified Profit-Sharing Plan. An executive officer's annual benefit under the Supplementary Profit-Sharing Plan is the product of (1) such excess annual compensation and (2) the ratio, for the year, of the Company's aggregate contributions under the Profit-Sharing Plan to the aggregate compensation (as limited by the Internal Revenue Code) of all qualified Profit-Sharing Plan participants. Also, the Supplementary Profit-Sharing Plan credits each participant with earnings on his or her account balance based on the investment of an amount equal to the account balance in the Fidelity Asset Manager Fund. The purpose of the Supplementary Profit-Sharing Plan is to provide to executive officers affected by the limitations under the tax-qualified Profit-Sharing Plan a capital accumulation, on a percentage of compensation basis, equal to that provided to other employees of the Company. The Company's annual contributions to the Profit-Sharing Plan and the Supplementary Profit-Sharing Plan for the benefit of the Named Executive Officers are included in the column "All Other Compensation" in the Summary Compensation Table above.

        The supplementary pension plan arrangements for executive officers are described above under the caption Pension Benefits. The purpose of these supplementary arrangements is to assure executives a specified level of retirement benefit over and above what would be payable under the Company's Cash Balance Pension Plan.

Discussion of Fiscal 2004 Compensation of the Chief Executive Officer

        Mr. Krasnoff's base salary for fiscal 2004 was $759,980, reflecting an increase of approximately 8.52% over his 2003 base salary ($700,336) and, as estimated in the Watson Wyatt June Report, less than one percent more than the marketplace median base salary for chief executive officers of companies similar in size to the Company. The total maximum cash compensation (base salary plus maximum bonus) which he could have earned for fiscal 2004 was approximately $1,900,000, which was 7.5% above the marketplace 75th percentile. Based on Watson Wyatt's recommendation, Mr. Krasnoff's maximum annual incentive bonus for fiscal 2004 was 150% of his base salary. By reason of actual fiscal 2004 Return On Equity of 15.8%, as determined by the compensation committee in accordance with the Bonus Plan, Mr. Krasnoff received a bonus of $639,219, equal to 84.1% of his base salary for that year. He also received in fiscal 2004 an aggregate of $20,876 of dividend equivalent restricted stock units with respect to units he held under the Management Plan.

        In addition, the Watson Wyatt January Report, which analyzed fiscal 2003 executive compensation for the purpose of fixing fiscal 2004 compensation levels, indicated that Mr. Krasnoff's fiscal 2003 base salary was approximately 14.6% above the median of the base salaries ($611,000) paid by the 15-company peer group, and his fiscal 2003 total cash compensation (base salary plus bonus paid) was approximately $1,700,000, or 76.9% above the median total cash compensation ($961,000) paid by the peer group to their chief executive officers, and 17.1% above the 75th percentile total cash compensation ($1,452,000) paid by the peer group. The Watson Wyatt January Report supported the competitive compensation of the Company's chief executive officer compared with the compensation of the chief executive officers of the peer group companies, on the basis that the Company's fiscal 2003 revenues were 33% above the peer group median and the Company's one-year performance in fiscal 2003 exceeded the peer group median in revenue growth, income growth, earnings per share growth, return on equity and total return to shareholders.

        By contrast, Watson Wyatt valued the chief executive officer's fiscal 2003 total direct compensation (base salary plus bonus paid plus the three-year average of the present value of long-term incentives) at $2,467,000, or approximately 6.6% below the median total direct compensation of the chief executive officers of the peer group companies ($2,642,000), in spite of the Company's large size compared with the peer group companies. Relatively small Company stock option grants (at half the peer group median) have created an uncompetitive long-term incentive component of fiscal 2003 total direct compensation, leading to below-median total direct compensation, even in a fiscal year when the maximum bonus was paid. One purpose of the proposed 2005 Stock Compensation Plan (Proposal 2 herein) is to provide a flexible means of improving the long-term incentive component of the total direct compensation of the Company's executive officers.

        The factors and criteria upon which Mr. Krasnoff's compensation was based, including the relationship of the Company's performance to his compensation for fiscal 2004, are set forth in the preceding sections of this report and are applicable to the total compensation package of Mr. Krasnoff as well as the other executive officers.

$1,000,000 Limit on Deductible Compensation

        The Internal Revenue Code limits the deductibility for federal income tax purposes of executive compensation paid by public companies to their senior officers. Under section 162(m) of the Code, the Company is not permitted to deduct compensation of a Named Executive Officer (the chief executive officer and the four other most highly paid executive officers) in excess of $1,000,000 for any fiscal year except to the extent that the compensation in excess of that amount meets the statutory definition of "performance-based compensation."

        In light of section 162(m), the Company's stock option plans adopted since the enactment of that section have been structured so that gains on options granted thereunder meet the statutory definition of "performance-based compensation"; therefore, stock option gains are not included in compensation subject to the $1,000,000 limit on deductibility. In part as a result of this measure taken to avoid any loss of deductibility from the enactment of section 162(m) in 1993 through fiscal 2000, the Company did not lose any tax deductions by reason of the $1,000,000 limit on deductible executive compensation imposed by that Code section.

        For fiscal 2001, however, a portion of Mr. Krasnoff's compensation, as determined for purposes of section 162(m), exceeded the deductibility threshold of that Code provision; the resulting tax cost to the Company was approximately $82,000. To avoid such a result in future, in fiscal 2001 the board of directors, acting by its compensation committee, adopted, and the Company's shareholders subsequently approved, an Executive Incentive Bonus Plan. The purpose of that Plan was to qualify the entire amounts of incentive bonuses of Named Executive Officers, beginning with fiscal 2002, as "performance-based compensation" exempt from the tax deductibility limitation of section 162(m).

        Although the Executive Incentive Bonus Plan adopted in 2001 served its intended purpose of qualifying the bonuses paid under the Plan as "performance-based compensation" for purposes of section 162(m), the Plan also had one unfortunate consequence. In fixing the chief executive officer's compensation for fiscal 2003 the compensation committee determined, at the recommendation of Watson Wyatt, that the appropriate bonus level for the chief executive officer was 150% of his base salary. The committee had the power to and did amend the Bonus Plan to accommodate the 150%-of-base-salary bonus level.

        However, the Bonus Plan adopted in 2001 also provided that the maximum bonus that could be paid to any officer for any year was $1,000,000. Mr. Krasnoff's base salary fixed by the compensation committee for fiscal 2003 was approximately $700,000 so that the 150% maximum bonus fixed by the Committee at the same time would have entitled Mr. Krasnoff to a bonus of about $1,050,000, given the Company's results for fiscal 2003—return on equity of 15.5%—entitling all officers covered by the Bonus Plan to maximum bonuses. However, the dollar maximum of $1,000,000 provided for in the Bonus Plan adopted in 2001 limited Mr. Krasnoff's bonus to that dollar amount, and that Plan provision could not be amended without shareholder approval. This resulted in bonus compensation to Mr. Krasnoff of about $50,000 less than the amount which, in the judgment of the compensation committee, he was entitled to receive, based on the Company's superior results in fiscal 2003.

        To rectify this situation for fiscal 2004 and future years, the compensation committee adopted, and the shareholders of the Company in November 2003 approved, the 2004 Executive Incentive Bonus Plan. The 2004 Plan increased the maximum bonus from $1,000,000 as provided in the 2001 Plan to $2,000,000. In all other respects the 2004 Plan is identical to the 2001 Executive Incentive Bonus Plan, including limiting the maximum bonus to 150% of base salary if that amount is less than $2,000,000. Upon approval of the 2004 Plan by the shareholders, the existing Executive Incentive Bonus Plan automatically terminated and was replaced by the 2004 Plan beginning with fiscal 2004.

        We on the compensation committee intend to continue to pursue a strategy of maximizing the tax deductibility of the compensation paid to the Company's executive officers. However, the committee retains the flexibility to provide compensation to any executive officer in an amount that may exceed the limit for tax deductibility under section 162(m) whenever the committee believes that payment of such compensation furthers the goals of the Company's executive compensation program, or is otherwise in the best interests of the Company and its shareholders.

Summary

        We on the compensation committee believe that the total compensation for fiscal 2004 of Mr. Krasnoff and the other executive officers of the Company was fair both to them and to the Company and its shareholders. The committee bases this conclusion on the following factors:

  1.
  Target cash compensation levels (salary and one-third of the maximum bonus) approximate the marketplace medians and rise above that level only when Company performance warrants;

  2.
  The grant of stock options and restricted stock units has been judicious;

  3.
  The Watson Wyatt January Report concluded that "Overall, Pall's executive compensation and benefits are conservative in light of its size relative to peers and its positive near term financial and stock price performance;" and

  4.
  The compensation program has enabled the Company to attract and retain top executive talent.

Respectfully submitted,
Abraham Appel Daniel J. Carroll, Jr. Ulric Haynes, Jr. Edwin W. Martin, Jr.

PERFORMANCE GRAPH

        The following graph compares the annual change in the cumulative total return on the Company's Common Stock during the Company's last five fiscal years with the annual change in the cumulative total return of the Standard & Poor's Composite-500 Index and the Standard & Poor's Industrial Machinery Index (which includes the Company). The graph assumes an investment of $100 on July 31, 1999 (the Company's 1999 fiscal year ended on August 1, 1999) and the reinvestment of all dividends paid during the five fiscal years.

	Jul-99	Jul-00	Jul-01	Jul-02	Jul-03	Jul-04
Pall Corp.	$100	$102	$121	$91	$119	$124
S&P 500	$100	$109	$93	$71	$79	$89
S&P Industrial Machinery	$100	$82	$89	$90	$106	$137

Copyright © 2004, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.

PROPOSAL 2

APPROVAL OF THE
2005 STOCK COMPENSATION PLAN

        The shareholders will be asked at the meeting to vote on a proposal to approve the adoption of the Pall Corporation 2005 Stock Compensation Plan (the "Plan"). The board of directors of the Company adopted the Plan on September 17, 2004, subject to shareholder approval at the meeting. The effective date of the Plan will be the date of such approval by the Company's shareholders, and no awards may be granted under the Plan prior to such date.

        We will furnish a copy of the Plan to any shareholder who makes a written request to Diane Foster at the address or fax number given under the caption Annual Reports below.

        The board believes that the Company's future success would be enhanced by its ability to remain competitive with other companies in attracting, retaining and motivating officers and key employees through the use of equity-based compensation. The Company's currently existing equity plans have only a limited number of shares remaining available under them, and the types of equity compensation authorized are also limited. On September 28, 2004, there were 1,665,947 shares available for future grants under all existing employee stock option plans of the Company (which plans will automatically terminate, so that no further options can be granted thereunder, if this Proposal 2 is approved at the meeting), and 929,323 shares available for future grants of restricted units under the Company's Management Stock Purchase Plan, representing in the aggregate approximately 2.1% of the shares of Common Stock then outstanding. Accordingly, the board of directors and management believe that approval of the Plan is in the best interest of the Company and its shareholders.

        The Plan permits the Company to grant to its employees forms of equity compensation other than stock options (that is, restricted shares, restricted units, performance shares and performance units). In structuring the Plan, the board's compensation committee sought to provide for a variety of awards that can be administered flexibly. This will enable the Company to keep pace with changing developments in management compensation, including changes in the accounting and tax treatment of different forms of equity compensation. The Plan grants to the compensation committee and, in certain circumstances, to the Company's chief executive officer, discretion to establish the terms and restrictions they deem appropriate for particular awards as circumstances warrant.

        An important impetus for the Plan is the proposal by the Financial Accounting Standards Board that a charge to earnings must be made upon the grant of stock options. If that proposal, presently scheduled to go into effect next year, becomes final, the compensation committee plans to reduce substantially the number of stock options granted from the numbers granted in the past. In that event, the other forms of stock-based compensation authorized under the Plan—restricted and performance shares and units—will be available to help compensate for the substantially reduced level of option grants.

        Under the New York Business Corporation Law and the rules of the New York Stock Exchange, the affirmative vote of a majority of the votes duly cast at the meeting on this Proposal 2 is required for the adoption of the Plan, and the total "vote cast" on this proposal must represent over 50% of all shares entitled to vote. Thus, a shareholder who does not vote will not affect the outcome of the vote so long as at least 50% of the outstanding shares of Common Stock are voted on this Proposal 2. However, a vote to "abstain" will be counted as a "vote cast" for the purpose of determining whether more than 50% of the outstanding shares have been voted on this Proposal 2; therefore, a vote to "abstain" will have the same effect as a vote "against" for the purpose of determining whether a majority of the shares voted have been voted "for" the proposal.

        A broker who holds shares of Common Stock in "street name" as nominee for customers who are the beneficial owners of such shares will not have authority to vote such shares on this Proposal 2 unless the broker receives specific voting instructions from such customers. Shares of Common Stock represented by proxies duly returned by a broker holding such shares in nominee or "street name" will be counted for purposes of determining whether a quorum exists for the meeting, even if such shares are not voted on this Proposal 2. Votes which are not cast by brokers because they have received no instructions from one or more of their customers are known as "broker non-votes" and will not count as a "vote cast" on this Proposal 2.

The board of directors unanimously recommends a vote FOR the approval of the Pall Corporation 2005 Stock Compensation Plan.

Purpose

        The purpose of the Plan is to attract and retain individuals of outstanding ability to serve as employees in positions of responsibility with the Company and its subsidiaries, and individuals who are not employees of the Company or its subsidiaries to serve as directors of the Company, by providing them with the opportunity to acquire a proprietary interest (or to increase their proprietary interest) in the Company, and to provide them with incentives and awards that will motivate their efforts towards the success of the Company and the growth of its business.

Awards

        Awards under the Plan may be made in the form of (a) stock options, restricted shares, restricted units, performance shares and performance units to any employee of the Company or any of its subsidiaries who is expected to make significant contributions to the success of the Company and the growth of its business (an "Eligible Employee"), and (b) annual award units to each member of the Company's board of directors who is not an employee of the Company or any of its subsidiaries (an "Eligible Director"). Eligible Employees will be identified by the compensation committee from among the chief executive officer and certain other senior officers of the Company who under its by-laws are elected annually by the board of directors ("Elected Officers"), and will be identified by the chief executive officer from among Company employees who are not Elected Officers.

        The Plan provides that Eligible Directors will receive each year "Annual Award Units" covering 1,000 shares of Common Stock. These units cannot be sold or otherwise transferred; they will be converted to Common Stock after the director ceases to be a member of the board of directors (See Annual Award Units to Eligible Directors below for further information). In addition, under the existing 2001 Stock Option Plan for Non-Employee Directors, eligible directors will receive annually an option to purchase 3,000 shares at the market price on the date of grant, vesting 25% per year on a cumulative basis beginning on the first anniversary of the date of grant, and expiring seven years from the date of grant. In addition, a person who is elected a director by the shareholders for the first time will receive, at the time of his or her election, an additional 1,000 Annual Award Units and an additional option to purchase 3,000 shares of Common Stock. See "Proposal 1—Election of Directors—Compensation of Directors." (The 2001 Stock Option Plan for Non-Employee Directors has been amended by the board, conditioned on approval of this Proposal 2 by the shareholders at the meeting, (1) to reduce the size of options granted to each Non-Employee Director under that Plan, from an option issued every second year to purchase 7,500 shares to an option issued each year to purchase 3,000 shares, (2) to reduce the size of each option granted upon a new director's initial election by shareholders, from an option to purchase 12,000 shares to an option to purchase 3,000 shares, (3) to reduce the term of each option from ten years to seven years from the date of grant, and (4) to reduce the total number of shares issuable upon exercise of options granted under that Plan in the future from 260,000 to 150,000.)

        The compensation committee may grant a new award under the Plan to a Plan participant who has been granted an award under the Plan or an award under any other employee compensation or benefit plan maintained by the Company or any of its affiliates, in exchange for the surrender and cancellation of such prior award or any portion thereof. As the committee may determine, the new award so granted may be in a form different than that of the prior award surrendered, and may be granted subject to terms and conditions that differ from those to which the surrendered prior award was subject. However, no grant of a new award under the Plan in exchange for a prior award may be made unless (i) the aggregate fair value of the new award does not exceed the aggregate fair value of the prior award, determined as of the time the new award is granted, and (ii) the grant of the new award would not constitute a "repricing" of any option or would not otherwise be treated as a "material revision" of the Plan for purposes of the applicable rules of the New York Stock Exchange.

Shares Available for Awards

        The number of shares available for awards made under the Plan will be subject to the following limitations:

  •
  An aggregate of 5,000,000 shares of Common Stock may be distributed in respect of awards made under the Plan. Of that aggregate number, no more than 2,500,000 shares will be available for awards of restricted shares, restricted units, performance shares, performance units and annual award units. The maximum aggregate number of shares that may be issued upon exercise of incentive stock options granted under the Plan may not exceed 2,500,000 shares.

  •
  These limitations are subject to adjustment in such manner as the compensation committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to or available for the Plan participants, if any change should occur in the shares of Common Stock such as a stock dividend, stock split, recapitalization or reorganization.

  •
  There shall be added back to the aggregate number of shares available for the grant of awards under the Plan

  a.
  any shares as to which a stock option granted under the Plan has not been exercised at the time of its expiration, cancellation or forfeiture,

  b.
  any shares that otherwise would have been issued under the Plan upon the exercise of an option granted under the Plan, and that are surrendered in payment of the exercise price of such option,

  c.
  any shares included in any form of award granted under the Plan other than stock options, to the extent that a Plan participant's right to receive such shares, or any cash payment in settlement of such award, becomes forfeited,

  d.
  any shares that otherwise would have been issued upon the exercise of an option or in payment with respect to any other form of award granted under the Plan, and that are surrendered in payment or partial payment of taxes required to be withheld in connection with the exercise of such option or the making of such payment,

  e.
  any shares represented by restricted units or performance units granted under the Plan as to which payment is made in cash instead of by the issuance and delivery of shares, and

  f.
  any shares subject to an option granted under the Plan, or covered by any other form of award made under the Plan, to the extent such option or other award is surrendered in exchange for any other award made under the Plan. However, no grant of a new award in exchange for a prior award may be made unless (i) the aggregate fair value of the new award does not exceed the aggregate fair value of the prior award, determined as of the time the new award is granted, and (ii) the grant of the new award would not constitute a "repricing" of any option or would not otherwise be treated as a "material revision" of the Plan for purposes of the applicable rules of the New York Stock Exchange.

Administration of the Plan

  In General

        Except as otherwise specifically provided in the Plan, the Plan will be administered

  •
  by the Company's board of directors with respect to all aspects of awards made under the Plan to Eligible Directors,

  •
  by the compensation committee of the board of directors (a) with respect to all aspects of awards made under the Plan to Eligible Employees who are Elected Officers, and (b) with respect to those aspects of awards which are made under the Plan to all Eligible Employees who are not Elected Officers and which are not within the scope of the authority and powers specifically granted to the chief executive officer, and

  •
  by the Company's chief executive officer with respect to those specific aspects of awards which are made under the Plan to Eligible Employees who are not Elected Officers and which are within the scope of the authority and powers specifically granted to the chief executive officer under the Plan or delegated by the compensation committee to the chief executive officer. See—The Chief Executive Officer's Authority and Powers below.

  Modification of Awards

        To the extent consistent with the terms of the Plan or any provision of applicable law, the compensation committee may waive or modify any of the terms and conditions set forth in the instrument evidencing the grant of any award made to a Plan participant, including

  a.
  in the case of any option, to permit such option to become exercisable as to any portion of the shares subject to the option at any time earlier than the time specified in such instrument, to extend the term of such option beyond the date specified in such instrument as the expiration date for the term of the option (but not beyond the day immediately preceding the tenth anniversary of the date of grant of the option), or to permit such option, to the extent it has become or becomes exercisable, to remain exercisable for any period of time (including any period after the Eligible Employee's termination of employment) beyond the period of time specified in such instrument, but not beyond the date of expiration of the option, and

  b.
  in the case of any restricted shares or restricted units, to cause the restricted period applicable to such restricted shares or restricted units to expire, and the restrictions applicable to such restricted shares or restricted units to lapse, as of any date earlier than the date provided for in such instrument.

        However, no waiver or amendment may be authorized or directed by the compensation committee without the consent of such Plan participant if (A) it would adversely affect, to any material extent, any of the rights or obligations of the participant with respect to such award, or (B) it would cause any option intended to be treated as an incentive stock option within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to fail to be so treated. See Awards of Options—Types of Options. In addition, no such waiver or amendment may be authorized or directed by the compensation committee with respect to any options, performance shares or performance units awarded to any "Covered Executive," if such waiver or amendment would cause the delivery of shares or the payment of any cash amounts that are made with respect to such award to fail to be deductible for federal income tax purposes pursuant to the applicable provisions of section 162(m) of the Code and the regulations issued thereunder. A Covered Executive is any individual who at the date of grant of an award under the Plan is a "Covered Employee" of the Company for purposes of section 162(m) of the Code. See Compensation Committee Report on Executive Compensation in Fiscal 2004—$1,000,000 Limit on Deductible Compensation. In general, the Company's Covered Executives are the five Named Executive Officers.

  The Chief Executive Officer's Authority and Powers

        With respect to such number of shares as the compensation committee may determine to be available from time to time for the grant of awards in any form to Eligible Employees who are not Elected Officers, the chief executive officer will have the authority

  a.
  to determine which of such Eligible Employees will receive awards in each form specified by the compensation committee,

  b.
  to determine the time or times when awards in such form will be made to such Eligible Employees,

  c.
  to determine the number of shares that will be subject to any option, or the number of restricted shares, restricted units, performance shares or performance units to be included in any award to any such Eligible Employee,

  d.
  to make all determinations which the compensation committee is authorized to make with respect to any award of performance shares or performance units to any such Eligible Employees, as such determinations are described below under the captions Awards of Performance Shares and Performance Units—Establishment of Performance Goals and Performance Targets,—Performance Goals for Non-Covered Executives,and—Adjustment of Award Amounts (clause a.), and

  e.
  with respect to any awards made by the chief executive officer to any such Eligible Employees pursuant to his exercise of the powers described in clauses a. through d. above, to exercise all of the authority and powers granted to the compensation committee (1) to establish from time to time guidelines or regulations for the administration of the Plan; (2) to interpret the Plan; (3) to make all determinations the chief executive officer considers necessary or advisable for the administration of the Plan; and (4) to delegate any ministerial or nondiscretionary function for the administration of the Plan to any one or more officers or other employees of the Company or any of its subsidiaries, but only to the extent that any such exercise by the chief executive officer is not inconsistent with any action taken by the compensation committee, or with any determination, decision or interpretation of the Plan made by the compensation committee, or any delegation made by the compensation committee.

        In addition to the authority and powers granted to the chief executive officer as described in clauses a. through e. above, the compensation committee may by resolution delegate to the chief executive officer authority with respect to such other aspects of awards made to Eligible Employees who are not Elected Officers as the compensation committee may specify in such resolution.

        Except for the specific powers granted to the chief executive officer as described in clauses a. through e. above, or delegated by the compensation committee to the chief executive officer as described in the immediately preceding paragraph, the chief executive officer will not have any of the authority or powers otherwise granted to the compensation committee under any other provisions of the Plan. The compensation committee may revoke or modify any authority so granted or delegated to the chief executive officer at any time.

        The compensation committee may delegate any ministerial or nondiscretionary function pertaining to the administration of the Plan to any one or more officers or other employees of the Company or any of its subsidiaries.

Awards of Options

        The compensation committee may grant stock options under the Plan to such Eligible Employees who are Elected Officers, for the purchase of such number of shares at such times, and upon such terms and conditions, as the compensation committee may determine. The chief executive officer of the Company may grant options under the Plan to such Eligible Employees who are not Elected Officers, for the purchase of such number of shares and at such times as the chief executive officer may determine, and upon such terms and conditions as the compensation committee may determine, except for those terms and conditions which the chief executive officer is authorized to determine, either by the specific provisions of the Plan or by authority delegated by the compensation committee to the chief executive officer. See Administration—The Chief Executive Officer's Authority and Powers above.

        There are currently 1,061 employees (including the 15 executive officers) who hold options under the Company's existing option plans, and, as estimated in preliminary discussions among senior management, the compensation committee and Watson Wyatt, there are approximately 260 Company employees (including the 15 executive officers) who could qualify as "eligible employees" for purposes of the Plan. See Options Granted below for information as to option holdings of executive officers as a group and all other employees as a group under all existing option plans of the Company at the end of fiscal 2004 (July 31, 2004).

  Types of Options

        Each option granted under the Plan will be either (i) an option intended to be treated as an incentive stock option within the meaning of section 422 of the Code, or (ii) an option that will not be treated as an incentive stock option.

        Incentive stock options granted under the Plan will be subject to the following provisions:

  •
  No incentive stock option may be granted under the Plan after November 16, 2014, unless the shareholders of the Company have approved an extension of the period for granting incentive stock options under the Plan beyond that date.

  •
  To the extent that the aggregate Fair Market Value of shares with respect to which incentive stock options granted under the Plan and under all other stock option plans maintained by the Company are exercisable for the first time by a Plan participant during any calendar year exceeds $100,000, the incentive stock options so exercisable will not be treated as incentive stock options. The Fair Market Value of shares as to which any incentive stock option may be exercised will be determined as of the date on which such option is granted. "Fair Market Value" as of any date means the closing price on such date of a share of Common Stock as reported for New York Stock Exchange consolidated transactions or, if such date is not a New York Stock Exchange trading day, on the next trading day preceding such date.

  Maximum Number of Shares Subject to Options

        The total number of shares with respect to which options may be granted to any individual Eligible Employee during any period of 24 consecutive months may not exceed 300,000 shares, subject to adjustment in such manner as the compensation committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to or available for the Plan participants, if any change should occur in the shares of Common Stock such as a stock dividend, stock split, recapitalization or reorganization.

  Term of Options

        The term during which an option may be exercised will be such period of time as the compensation committee may determine, but not exceeding ten years from the date of grant of the option. The compensation committee has initially determined that the term of options granted under the Plan will be seven years. (The compensation committee has the power to change this determination but has no present intention of doing so.)

  Exercise of Options

        Each option granted under the Plan will become exercisable, in whole or in part, at such time or times during its term as the instrument evidencing the grant of such option will specify. To the extent that an option has become exercisable, it may be exercised thereafter at any time or from time to time during its term, except as provided in the next paragraph.

  Termination of Employment

        Except as the instrument evidencing the grant of an option may otherwise provide, the portion of any outstanding option held by an Eligible Employee on the date of his or her termination of employment by the Company or a Company subsidiary that has not become exercisable prior to such date, and the portion of such option which was exercisable but had not been exercised prior to such date, will be forfeited on such date.

  Exercise Price

        The price at which shares may be purchased upon any exercise of an option will be the price per share determined by the compensation committee and specified in the instrument evidencing the grant of such option, but the exercise price per share may not be less than the Fair Market Value of a share determined as of the date of grant of the option.

  Payment of Exercise Price

        Payment of the exercise price for shares purchased upon the exercise of an option will be made by one, or by a combination, of any of the following methods: (a) in cash or by wire transfer of funds, in each case in United States dollars; (b) if permitted by the compensation committee and subject to any terms and conditions it may impose on the use of such methods, by (1) the delivery to the Company of other shares of Common Stock owned by the Plan participant, or (2) the surrender to the Company of shares that otherwise would have been delivered to the Plan participant upon exercise of the option; (c) to the extent permissible under applicable law, through any cashless exercise sale and remittance procedure that the compensation committee may from time to time approve; (d) to the extent permissible under applicable law and permitted by the compensation committee, by the execution by the Plan participant and delivery to the Company of a promissory note or other instrument evidencing the Plan participant's agreement to pay part or all of the option exercise price on a deferred or installment payment basis, upon such terms and conditions as the compensation committee may require; or (e) by any other method of payment as the compensation committee may from time to time approve.

        For purposes of determining the portion of the exercise price payable upon the exercise of an option that will be treated as satisfied by the delivery or surrender of shares pursuant to clause (b)(1) or (2) in the preceding paragraph, shares so delivered or surrendered shall be valued at their Fair Market Value determined as of the New York Stock Exchange trading day next preceding the date on which the option is exercised.

Options Granted

        The table captioned "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values" on page 11 of this proxy statement sets forth information about options held by the Named Executive Officers under all the Company's existing employee stock option plans as of July 31, 2004, the end of the Company's 2004 fiscal year. On that date, all executive officers of the Company as a group (then 14 persons, including the five Named Executive Officers) held options under all of the Company's option plans to purchase an aggregate of 1,344,125 shares of Common Stock, and all other employees of the Company as a group (1,047 persons, including officers other than executive officers) held options to purchase an aggregate of 4,411,288 shares. Since July 31, 2004, no options have been granted under the Company's option plans.

        The compensation committee has not yet taken any action to grant options under the Plan utilizing the 5,000,000 shares which are issuable under the Plan. The compensation committee has, however, decided that in the future options will be granted annually, rather than biennially as in the past. The compensation committee has received and discussed recommendations from Watson Wyatt under which, assuming that expensing of stock options is required beginning in 2005, the 5,000,000 shares authorized under the Plan should meet the Company's stock compensation requirements for approximately four years.

Awards of Restricted Shares and Restricted Units

        Restricted shares or restricted units may be granted (a) to such Eligible Employees who are Elected Officers, at such times and in such amounts as the compensation committee may determine, and (b) to such Eligible Employees who are not Elected Officers, at such times and in such amounts as the chief executive officer may determine.

  Restrictions and Restricted Period

        At the time of each grant of restricted shares or restricted units to any Eligible Employee, the compensation committee will establish a period of time within which the restricted shares or restricted units covered by such grant (and the participant's right to receive payment with respect to such restricted units) may not be sold, assigned, transferred (other than a transfer to the participant's beneficiary occurring by reason of the participant's death), made subject to a gift, or otherwise disposed of, mortgaged, pledged or otherwise encumbered, whether voluntarily or by operation of law. A separate restricted period may be prescribed for any specified portion of the restricted shares or restricted units granted pursuant to any award.

  Rights While Restricted Shares Remain Subject to Restrictions

        Except for the restrictions to which such shares are subject, and subject to the forfeiture provisions of the Plan upon a Plan participant's termination of employment as described below, a participant will have, with respect to all restricted shares so held for his or her account, all the rights of a shareholder of the Company, including full voting rights and the right to receive currently with respect to the participant's restricted shares all dividends and other distributions payable on the Company's shares. If any dividends or distributions so payable are paid in shares, the shares paid as a dividend or distribution with respect to a participant's restricted shares will be subject to the same restrictions and provisions relating to forfeiture as apply to the restricted shares with respect to which they were paid and will themselves be treated as restricted shares.

        If the instrument evidencing the grant of any restricted shares to a Plan participant so provides, all cash dividends and distributions payable generally on the Company's shares that are otherwise payable with respect to the restricted shares granted to the participant will not be paid currently to the participant, but instead will be applied to the purchase of additional shares for the participant's account. The additional shares so purchased shall be subject to the same restrictions and provisions relating to forfeiture as apply to the restricted shares with respect to which they were paid, and will themselves be treated as restricted shares. The purchase of any such additional shares shall be made either (i) through the Company's Dividend Reinvestment Plan, or (ii) in accordance with such other procedure as may be specified in the instrument evidencing the grant of the restricted shares on which such dividends are paid.

  Rights While Restricted Units Remain Subject to Restrictions

        No shares will be issued at the time any award of restricted units is made under the Plan. Restricted units granted to a Plan participant will be credited to a bookkeeping account maintained by the Company for such Plan participant.

        Until the restrictions applicable to the restricted units credited upon grant to any such account lapse, additional restricted units will be credited to such account with respect to the restricted units so credited, as of each date on which the Company pays a dividend on the Common Stock ("Dividend Equivalent Units"). The number of additional restricted units to be credited shall be determined by first multiplying (A) the total number of restricted units standing to the participant's credit in such account on the day immediately preceding the dividend payment date, by (B) the per-share dollar amount of the dividend paid on such dividend payment date, and then by dividing the resulting amount by the closing price of a share of Common Stock on such dividend payment date.

  Lapse of Restrictions and Payment

        When the restricted period expires for any restricted shares or restricted units granted to a Plan participant under the Plan, the restrictions applicable to such restricted shares or restricted units will lapse, and payment with respect to such restricted shares or restricted units (including any related Dividend Equivalent Units) will be made.

  •
  In the case of restricted shares, payment will be made by delivery to the Plan participant of a stock certificate for the number of such restricted shares, free and clear of all restrictions to which such shares were subject. Payment for any fractional share will be made in cash.

  •
  In the case of restricted units (including related Dividend Equivalent Units),

  a.
  payment will be made (A) by the issuance and delivery to the Plan participant of a stock certificate for a number of shares equal to the number of whole restricted units and related Dividend Equivalent Units with respect to which the applicable restrictions have lapsed, and (B) by payment in cash for any fractional restricted unit payable.

  b.
  Alternatively, payment for restricted units (including related Dividend Equivalent Units) with respect to which the applicable restrictions have lapsed will be made solely in cash, in an amount equal to the Fair Market Value of all of such units and any fractional unit, determined as of the date on which such restrictions lapsed, if the instrument evidencing the grant of such restricted units so provides.

  c.
  If such instrument so permits, payment with respect to any part or all of an Eligible Employee's restricted units (including related Dividend Equivalent Units) may be deferred, at the Eligible Employee's election, upon such terms and conditions as are specified in such instrument.

  Termination of Employment

        Upon an Eligible Employee's termination of employment for any reason prior to the expiration of the restricted period for any restricted shares or restricted units (and related Dividend Equivalent Units) standing to his or her credit immediately prior to such termination of employment, the Eligible Employee's right to receive payment with respect to such restricted shares, restricted units and Dividend Equivalent Units will be forfeited and cancelled as of the date of such termination of employment, and no payment of any kind will be made with respect to such restricted shares, restricted units and Dividend Equivalent Units, except as otherwise provided in the instrument or instruments evidencing the grant of such or units.

        However, if the compensation committee so determines, the instrument evidencing any award of restricted shares or restricted units may provide that if the Eligible Employee's termination of employment prior to the end of the restricted period established for such restricted shares or restricted units occurs as a result of the Eligible Employee's death, "permanent and total disability" as defined in the Code, retirement, or any reason other than discharge by the Company or any of its subsidiaries for "cause" as defined in such instrument, payment will be made with respect to all or a "Pro Rata Portion" of such restricted shares or restricted units and any related Dividend Equivalent Units. In such case, only the

Eligible Employee's right to receive payment with respect to any remaining portion of the restricted shares or restricted units (and related Dividend Equivalent Units) for which such restricted period was established will be cancelled and forfeited. "Pro Rata Portion" means, with respect to any portion of the restricted shares or restricted units granted pursuant to an award made under the Plan to an Eligible Employee, or with respect to any performance shares or performance units included in an award made under the Plan to an Eligible Employee, the percentage determined by dividing (i) the number of months in the period commencing on the first day of the restricted period established for such portion of the restricted shares or restricted units so granted, or the performance period established for the performance shares or performance units so awarded, and ending on the date of the Eligible Employee's termination of employment, by (ii) the total number of months in such restricted period or in such performance period.

Awards of Performance Shares and Performance Units

        Performance shares or performance units may be granted to such Eligible Employees, at such times, in such amounts and upon such terms and conditions, as the compensation committee may determine (with respect to Eligible Employees who are Elected Officers), or as the chief executive officer may determine (with respect to Eligible Employees who are not Elected Officers).

  Establishment of Performance Goals and Performance Targets

        In connection with each award of performance shares or performance units, the compensation committee or chief executive officer, as appropriate, will establish in writing, and the instrument evidencing the grant of such award will specify,

  a.
  the performance goal or goals and the performance period that will apply with respect to such award,

  b.
  the level or levels of achievement of the performance goal or goals that must be met in order for payment to be made with respect to the award,

  c.
  the number of performance shares that will be issued and delivered to the recipient of the award, or the percentage of the performance units (and any related Dividend Equivalent Units) credited to the recipient in connection with the award as to which payment will be made, if the performance goal or goals applicable to such award (A) have been fully achieved, (B) have been exceeded, or (C) have not been fully achieved but have been achieved at or beyond any minimum or intermediate level of achievement specified in the instrument evidencing the grant of such award, and

  d.
  such other terms and conditions pertaining to the award as the compensation committee or the chief executive officer may determine. In connection with any such award made to any Covered Executive, the matters described in the preceding sentence shall be established within such period of time as may be permitted by the regulations issued under section 162(m) of the Code.

  Accounts and Dividend Equivalent Units

        No shares will be issued at the time any award of performance units is made under the Plan. Performance units granted to an Eligible Employee will be credited to a bookkeeping account maintained by the Company for such employee. If the instrument evidencing the grant of any award of performance units so provides, Dividend Equivalent Units will be credited with respect to the performance units included in such award on each dividend payment date occurring within the performance period applicable to such award in the same manner as Dividend Equivalent Units are credited with respect to restricted units during the applicable restricted period, as set forth above under the caption Awards of Restricted Shares and Restricted Units—Rights While Restricted Units Remain Subject to Restrictions.

  Limit on Award Amounts

        The total number of shares for which any award of performance shares may be made to any Eligible Employee, and the total number of units for which any award of performance units may be made (exclusive of any Dividend Equivalent Units credited with respect to the performance units awarded to such employee) may not exceed 75,000 shares, or 75,000 units, for each 12-month period included in the performance period established for such award.

  Performance Goals for Covered Executives

        In the case of any award of performance shares or performance units to any Eligible Employee who is a Covered Executive for purposes of section 162(m) of the Code, the performance goal or goals established in connection with such award shall be based on the attainment of one or more of the following business criteria, as determined by the compensation committee:

  •
  specified levels of, or increases in, the Company's after-tax or pretax return on shareholder's equity;

  •
  specified levels in the fair market value of the Company's shares;

  •
  specified levels of growth in the value of an investment in the Company's shares, assuming that all dividends paid on the Company's Common Stock are reinvested in additional shares;

  •
  specified levels of, or increases in, the Company's pre-tax or after-tax earnings, profits, net income, or earnings per share;

  •
  specified levels of, or increases in, the Company's earnings before income tax, depreciation and amortization (EBITDA);

  •
  specified levels of, or increases in, the Company's net sales, gross revenues or cash flow from operations;

  •
  specified levels of, or increases in, the Company's working capital, or in its return on capital employed or invested; and

  •
  specified levels of, or decreases in, the Company's operating costs or any one or more components thereof, or in the amount of all or any specified portion of the Company's debt or other outstanding financial obligations.

        Any of the above business criteria which the compensation committee establishes as a performance goal may be measured either by the performance of the Company and its subsidiaries on a consolidated basis, or by the performance of any one or more of the Company's subsidiaries, divisions, or other business units, as the compensation committee may determine. The compensation committee may also establish performance goals, based on any of the above business criteria, that require the attainment of a specified level of performance of the Company, or any of its subsidiaries, divisions or other business units, relative to the performance of other specified companies, in order for such goals to be met.

        The compensation committee may also include in any performance goal the attainment of which depends on a determination of the net earnings or income of the Company or any of its subsidiaries, divisions or other business units, provisions which require such determination to be made by eliminating the effects of any decreases in or charges to earnings for (A) the effect of foreign currency exchange rates, (B) any acquisitions, divestitures, discontinuances of business operations, restructurings or other special charges, (C) the cumulative effect of any accounting changes, and (D) any "extraordinary items" as determined under generally accepted accounting principles, to the extent that such decreases or charges to earnings are separately disclosed in the Company's annual report for each fiscal year within the applicable performance period.

  Performance Goals for Non-Covered Executives

        In the case of awards of performance shares or performance units made under the Plan to Eligible Employees who are not Covered Executives, the performance goal or goals applicable to such awards will be such corporate or individual goals as the compensation committee may determine (with respect to Eligible Employees who are Elected Officers), or as the chief executive officer may determine (with respect to Eligible Employees who are not Elected Officers).

  Measurement of Performance

        At the end of the performance period established in connection with any award, the compensation committee will determine the extent to which the performance goal or goals established for such award have been attained, and shall determine, on that basis, the number of performance shares or performance units included in such award that have been earned and as to which payment will be made. In the case of any award granted to a Covered Executive, the compensation committee will certify in writing the extent to which it has determined that the performance goal or goals established by it for such award have been attained.

  Adjustment of Award Amounts

        The number of shares or the amount of cash otherwise payable with respect to an award on the basis of the level of attainment of the applicable performance goals as determined by the compensation committee or the chief executive officer will be subject to the following adjustments:

  a.
  To the extent consistent with the terms of the Plan, and if the instrument evidencing the award so provides, the number of shares or the amount of cash otherwise so payable with respect to an award to an Eligible Employee who is not a Covered Executive may be increased or decreased to the extent determined by the compensation committee (with respect to Eligible Employees who are Elected Officers), or as the chief executive officer may determine (with respect to Eligible Employees who are not Elected Officers), based on their evaluation of the Eligible Employee's individual performance, or to reflect such other events, circumstances or factors as the compensation committee or the chief executive officer, as the case may be, may deem appropriate in determining the extent to which payment should be made with respect to the Eligible Employee's award.

  b.
  The compensation committee will not have any authority to increase the number of shares or the amount of cash otherwise so payable with respect to any award to a Covered Executive. However, if the instrument evidencing such award so provides, the compensation committee may reduce the number of shares or the amount of cash otherwise so payable with respect to such award

  1.
  to reflect any decreases in or charges to earnings that were not taken into account pursuant to clause (A), (B), (C), or (D) above under the caption—Performance Goals for Covered Executives, in determining net earnings or income for purposes of any performance goal established in connection with such award,

  2.
  to reflect any credits to earnings for extraordinary items of income or gain that were taken into account in determining net earnings or income for such purposes,

  3.
  to reflect the compensation committee's evaluation of the Covered Executive's individual performance, or

  4.
  to reflect any other events, circumstances or factors which the compensation committee believes to be appropriate in determining the extent to which payment should be made with respect to the Covered Executive's award.

  Payment of Awards

        Payment with respect to that number of performance shares or performance units subject to any award which the compensation committee has determined to have been earned will be made as follows:

  a.
  Payment of performance shares will be made by the issuance and delivery to the Plan participant of a stock certificate for the requisite number of such shares. If the instrument evidencing the award of such shares so provides, a cash payment may also be made to the participant, in an amount equal to all of the dividends that would have been paid to the participant upon such earned number of shares if such shares had been issued to the participant as of the date of grant of the award in question.

  b.
  Payment of performance units (including related Dividend Equivalent Units) will be made (A) by the issuance and delivery to the Plan participant of a stock certificate for a number of shares equal to the total number of such whole performance units and related Dividend Equivalent Units, and (B) by payment in cash for any fractional unit in an amount equal to the Fair Market Value of such fractional unit determined as of the trading day immediately preceding the date as of which payment is to be made. Alternatively, if the instrument evidencing the grant of such performance units so provides,

  1.
  payment for such performance units (including related Dividend Equivalent Units) will be made solely in cash, in an amount equal to the Fair Market Value of all of such units and any fractional unit, determined as of the trading day immediately preceding the date as of which payment is to be made, and

  2.
  payment with respect to any part or all of an Eligible Employee's performance units (including any related Dividend Equivalent Units) may be deferred, at the Eligible Employee's election, upon such terms and conditions as are specified in such instrument.

  Termination of Employment

        Upon an Eligible Employee's termination of employment for any reason prior to the end of the performance period established for any award of performance shares or performance units made to the Eligible Employee, such award will be cancelled as of the date of such termination of employment, the Eligible Employee's right to receive payment with respect to any performance shares or performance units included in such award, and any Dividend Equivalent Units that were credited with respect to such performance units, will be forfeited as of such date, and no payment of any kind shall be made with respect to such award, except as otherwise provided in the instrument evidencing the grant of such award.

        However, if the compensation committee so determines, the instrument evidencing any award of performance shares or performance units may provide that if the Eligible Employee's termination of employment prior to the end of the performance period established for such award occurs as a result of the Eligible employee's death, "permanent and total disability" as defined in the Code, retirement, or any reason other than discharge by the Company or any of its subsidiaries for "cause" as defined in such instrument, payment will be made with respect to all or a Pro Rata Portion of the number of shares and/or the amount of cash that otherwise would have been payable to the Eligible Employee if the Eligible Employee's termination of employment had not occurred prior to the end of such performance period. In such case, only the Eligible Employee's right to receive payment with respect to any remaining portion of the performance shares or performance units (and related Dividend Equivalent Units) included in such award will be cancelled and forfeited.

Annual Award Units to Eligible Directors

  Annual Grants

        Annual Award Units will be granted to Eligible Directors annually on January 5 of each calendar year beginning on January 5, 2005, except that if in any year January 5 is not a New York Stock Exchange trading day, the Annual Award Units will be granted on the next day following January 5 of such year that is a trading day. Each person who is elected a director of the Company at an annual meeting of shareholders for the first time and thereby becomes an Eligible Director will automatically be granted 1,000 Annual Award Units on the date of such annual meeting of shareholders.

        If this Proposal 2 is approved by the shareholders at the meeting, on January 5, 2005 each Eligible Director, i.e., each of the directors of the Company other than Eric Krasnoff and Marcus Wilson, will automatically be granted 1,000 Annual Award Units (unless the Eligible Director has, by notice to the Company, elected not to receive such Annual Award Units). There are currently ten Eligible Directors.

  Accounts and Dividend Equivalent Units

        No shares will be issued at the time any Annual Award Units are granted under the Plan. Annual Award Units granted to an Eligible Director will be credited to a bookkeeping account maintained by the Company for the Eligible Director. As of each dividend payment date occurring prior to the date on which payment with respect to an Eligible Director's Annual Award Units is made, Dividend Equivalent Units will be credited to the Eligible Director's account with respect to all Annual Award Units (and all Dividend Equivalent Units credited to such account on all previous dividend payment dates) standing to the Eligible Director's credit in such account immediately prior to such dividend payment date. The number of Dividend Equivalent Units to be so credited will be determined in the same manner as Dividend Equivalent Units are credited with respect to restricted units during the applicable restricted period, as set forth above under the caption Awards of Restricted Shares and Restricted Units—Rights While Restricted Units Remain Subject to Restrictions.

  Payment with Respect to Annual Award Units

        If an Eligible Director's board membership terminates for any reason other than removal for cause in accordance with law, the Eligible Director (or if such termination has occurred by reason of death, his or her beneficiary) will be entitled to receive payment with respect to all Annual Award Units and related Dividend Equivalent Units then standing to his or her credit in the account maintained for the Eligible Director. Payment will be made (A) by the issuance and delivery to the Eligible Director (or to his or her beneficiary) of a stock certificate for a number of shares equal to the number of whole Annual Award Units and related Dividend Equivalent Units standing to the Eligible Director's credit immediately prior to such termination of board membership, and (B) by payment in cash for any fractional Annual Award Unit standing to the Eligible Director's credit at such time.

  Forfeiture of Annual Award Units

        If an Eligible Director's board membership terminates as a result of removal for cause in accordance with law, all Annual Award Units and related Dividend Equivalent Units standing to his or her credit immediately prior to such termination will be cancelled as of the date of such termination of board membership, the Eligible Director's right to receive payment with respect to such Annual Award Units and Dividend Equivalent Units will be forfeited as of such date, and no payment of any kind shall be made with respect to such Annual Award Units and Dividend Equivalent Units.

Change in Control

        A "Change in Control" is defined in the Plan as the occurrence of any of the following:

  •
  the tenth day after the first date of public announcement that any person has become an "Acquiring Person," meaning in general any person who or which, together with all such person's affiliates and associates, is the beneficial owner of 20% or more of the Company's Common Stock; or

  •
  the tenth business day (or such later date as may be determined by the Company's board of directors prior to such time as any person becomes an Acquiring Person) after either the date on which any person (other than the Company, any subsidiary of the Company or any employee benefit plan of the Company or any of its subsidiaries) commences a tender or exchange offer, or the date of the first public announcement that any such person intends to commence a tender or exchange offer, the consummation of which in either case would result in any person becoming the beneficial owner of shares of Common Stock aggregating 20% or more of the shares of Common Stock then outstanding; or

  •
  the occurrence, at any time when there is an Acquiring Person, of a reclassification of securities (including any reverse stock split), or recapitalization or reorganization of the Company or other transaction or series of transactions involving the Company which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its subsidiaries beneficially owned by any Acquiring Person or any affiliate or associate of an Acquiring Person; or

  •
  (1) the consolidation of the Company with, or its merger with and into, any other person, or (2) the consolidation of any person with, or its merger with and into, the Company, if in connection with such merger, all or part of the Common Stock will be changed into or exchanged for stock or securities of any other person, or cash or any other property, or (3) a sale or other transfer by the Company or one or more of its subsidiaries, in one or more transactions, of assets or earning power aggregating 50% or more of the assets or earning power of the Company and its subsidiaries taken as a whole to any other person other than the Company or one or more of its wholly-owned subsidiaries; or

  •
  the date on which the number of duly elected and qualified directors of the Company who were neither elected by the board of directors nor nominated by the board or its nominating committee for election by the shareholders equals or exceeds one-third of the total number of directors of the Company as fixed by its by-laws.

        However, no Change in Control will be deemed to have occurred, and in general no rights arising upon a Change in Control will exist, to the extent that the board of directors so determines prior to the Change in Control.

        If a Change in Control should occur, the following will apply:

  •
  Each option outstanding under the Plan on the day preceding the date on which the Change in Control occurs will become immediately and fully exercisable on the date of the Change in Control, and will remain fully exercisable, irrespective of Plan participant's subsequent termination of employment for any reason, until the date on which the option otherwise would expire by the passage of time in accordance with its terms.

  •
  If a Change in Control would be treated as having occurred but for the determination by the board of directors that no Change in Control has occurred, the board of directors will have the right

  a.
  to direct that all options then outstanding and held by Plan participants will be cancelled as of a date to be fixed by the board, and each such participant will have the right during such period to exercise his or her option as to all or any part of the shares covered thereby, including any shares as to which the option has not yet become exercisable, or

    b.
    to authorize the substitution for each outstanding option of a new option, provided that each such new option has a value at the time it is granted that is at least equal to the value of the outstanding option in substitution for which it is granted, and contains terms and conditions no less favorable to the optionee than those contained in his or her outstanding option.

  •
  The restricted periods applicable to all restricted shares and restricted units (including any related Dividend Equivalent Units) that are still outstanding on the day immediately preceding the date on which such Change in Control occurs will expire on such date; all restrictions applicable to such outstanding restricted shares, restricted units and related Dividend Equivalent Units will lapse on such date; and a Plan participant's rights to receive delivery or payment with respect to all such outstanding shares, restricted units and related Dividend Equivalent Units will become nonforfeitable as of such date.

  a.
  The performance periods applicable to all performance shares and performance units (including any related Dividend Equivalent Units) granted to a Plan participant that are still outstanding on the day immediately preceding the date on which such Change in Control occurs will end on such date;

  b.
  all performance goals that were established in connection with the award of such performance shares or performance units will be deemed to have been attained as of such date to the fullest extent necessary in order for the Plan participant to be entitled to receive payment with respect to the maximum number of such performance shares, or with respect to the maximum percentage of such performance units (and any related Dividend Equivalent Units) as to which payment could be made under the terms of the applicable awards, as specified in the instrument or instruments evidencing the grant thereof; and

  c.
  the Plan participant will acquire on such date a nonforfeitable right to receive payment with respect to such maximum number of performance shares (including any cash payment with respect to dividends that would have been paid thereon, if the instrument evidencing the grant of such shares provides for such cash payment), or with respect to such maximum percentage of performance units (and any related Dividend Equivalent Units), determined without any adjustment described above under the caption Awards of Performance Shares and Performance Units—Adjustment of Award Amounts.

  However, any participant who, as described above under the caption—Termination of Employment, would have been entitled to receive payment with respect to only a Pro Rata Portion of the number of shares or the amount of cash otherwise payable with respect to such performance shares or performance units if no Change in Control had occurred, will be entitled to receive only a Pro Rata Portion of the payment that otherwise would be made with respect to such performance shares or performance units.

  •
  Unless the board of directors otherwise determines prior to the Change in Control, all annual award units and related Dividend Equivalent Units standing to an Eligible Director's credit on the day immediately preceding the date on which such Change in Control occurs will become immediately payable upon such date.

  •
  If any payment that is required to be made under the Plan with respect to any outstanding award as a result of the occurrence of a Change in Control is to be made by the issuance and delivery of shares to the Plan participant, the Company shall take whatever steps are necessary to cause such shares to be issued to the participant, and to be treated as outstanding, at the effective time of the transaction constituting the Change in Control.

Amendment or Termination of the Plan

        The board of directors may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; however, (a) no amendment, suspension or termination of the Plan may adversely affect the rights of any Plan participant with respect to any awards previously granted to the participant without his or her written consent, and (b) no amendment which constitutes a "material revision" of the Plan, as the term material revision is defined in the applicable rules of the New York Stock Exchange, will be effective unless approved by the shareholders of the Company in the manner required by such rules and by applicable law.

Material U.S. Federal Income Tax Consequences

        Set out below is a summary of the principal U.S. federal income tax consequences that generally will apply to awards made under the Plan to individuals who are citizens or residents of the U. S. The summary is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time, possibly with retroactive effect. The discussion below is intended only as a general summary and does not purport to address all of the federal income tax consequences that may apply to a recipient's award in the recipient's own individual circumstances.

  Incentive Stock Options

        In general, the recipient of an incentive stock option will not realize any income either at the time the option is granted or at the time it is exercised. However, the amount by which the fair market value of the shares acquired on exercise exceeds the option exercise price for the shares will be treated as income realized in the year of exercise for "alternative minimum tax" purposes.

        If shares acquired upon the exercise of an incentive stock option are sold more than two years after the date of grant of the option and more than one year after the date on which the shares were transferred to the recipient pursuant to his or her exercise of the option, the recipient generally will recognize long-term capital gain or loss on the sale, in an amount equal to the difference between the amount realized on the sale and the price paid for the shares upon exercise of the option. However, if the recipient sells any of the shares before the end of such two- and one-year periods, thereby making a "disqualifying disposition" of those shares, the excess, if any, of the fair market value of such shares on the date on which the option was exercised over the exercise price paid for the shares (or, if less, the excess of the amount realized on the sale over the exercise price paid for those shares) will be treated as ordinary income to the recipient in the year of the disqualifying disposition and the balance, if any, of the amount realized on the sale over the exercise price paid for the shares will be treated as a long-term or short-term capital gain depending on whether the shares were held for more than one year after the date on which they were acquired pursuant to the exercise of the option.

  Nonqualified Stock Options

        The recipient of a nonqualified stock option will not realize any income upon the grant of the option. Upon exercise of such option, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired pursuant to the exercise of the option, determined as of the date of exercise, over the option exercise price for the shares. Upon a subsequent sale of the shares, the optionee will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the fair market value of the shares on the date on which they were acquired pursuant to the exercise of the option. The gain or loss recognized will be treated as a long-term or short-term capital gain or loss, depending on whether the shares were held for more than one year after the date on which they were acquired pursuant to the exercise of the option.

  Restricted Shares

        Unless a recipient of an award of restricted shares elects otherwise under section 83(b) of the Code as described below, the recipient will not be subject to tax with respect to the shares so awarded until the year in which the restrictions applicable to the shares lapse. The recipient will be required to include in his or her gross income for that year an amount equal to the fair market value of the shares at the time the restrictions on the shares lapse. The amount so includible will be subject to tax at ordinary income tax rates.

        Any cash dividends paid on the shares while they remain subject to restrictions will be subject to tax in the year in which they are paid to the recipient. They will be subject to tax in that year at the regular rates applicable to compensation income and not at the special tax rates applicable to dividend income under current law. Any dividends payable on the recipient's restricted shares that are not paid currently to the recipient but are instead applied to the purchase of additional restricted shares for the recipient will not be subject to tax until the year in which the restrictions on the additional shares so purchased lapse.

        Pursuant to section 83(b) of the Code, a recipient of an award of restricted shares may elect to include the fair market value of the shares, determined as of the date of grant and without regard to the restrictions on the shares, in his or her gross income for the year in which the restricted shares were awarded to the recipient. If this election is made, (i) no further amount will be includible in the recipient's gross income upon the lapse of the restrictions on the shares, (ii) any appreciation in the value of the shares after their date of grant will not be taxable as compensation, (iii) any cash dividends paid currently to the recipient with respect to the shares while they remain subject to restrictions will be taxable as dividend income and not as compensation, and (iv) if any of the shares are forfeited due to the recipient's termination of employment before the restricted period applicable to the shares has expired, the forfeiture will be treated as a sale or exchange of the shares forfeited, and the recipient will therefore realize a capital loss in an amount equal to the amount that was included in his gross income with respect to the forfeited shares pursuant to his or her election under section 83(b).

  Other Awards

        An Eligible Employee receiving an award of performance shares, performance units or restricted units and an Eligible Director receiving Annual Award Units generally will not be subject to tax with respect to the shares or units included in the award until the year in which payment with respect to such shares or units is made by the Company, either by delivery of unrestricted shares or in cash or a combination thereof. The recipient will be required to include in his or her gross income for such year an amount equal to the fair market value of any shares (determined as of the date on which the unrestricted shares are issued to the recipient), plus the amount of any cash which is all or part of such payment. The amount so includible in the recipient's income will be subject to tax at ordinary income rates.

  Change in Control Payments

        In the case of recipients of awards under the Plan who are officers or "highly compensated" employees of the Company within the meaning of section 280G(c) of the Code, if the total amount of the payments made to such individual under the Plan, and under all other compensation plans maintained by the Company, that are treated under section 280G as contingent on a change in the ownership or control of the Company, equal or exceed three times the recipient's "base amount" (generally defined under section 280G as the individual's average annual compensation for the five calendar years ending before the change in control), then, subject to certain exceptions, the portion of such total payments that exceed the recipient's base amount will be treated as "excess parachute payments" and as such, will be subject to a 20% excise tax in addition to regular income tax.

  Deductibility of the Company's Payments

        In general, the Company will be entitled to an income tax deduction for all amounts which recipients of awards under the Plan are required to include in their gross income as compensation with respect to their awards. However, no deduction will be allowed to the Company for any amounts that are treated as "excess parachute payments" under section 280G of the Code in the event of a change in control.

        In addition, under section 162(m) of the Code the Company generally will not be allowed a deduction for the compensation it pays to any of its five Named Executive Officers during any taxable year to the extent that the compensation so paid to the executive exceeds $1,000,000. However, compensation paid under certain qualified performance-based compensation arrangements is not considered in determining whether an executive's compensation exceeds the $1,000,000 limit under section 162(m). The Company believes that awards of stock options, performance shares and performance units under the Plan will satisfy these requirements so that the income recognized in connection with these awards will not be included in a Named Executive Officer's compensation for the purpose of determining whether such individual's compensation exceeds $1,000,000. However, awards of restricted shares or restricted units generally will not qualify for the performance-based exclusion.

BENEFICIAL OWNERSHIP OF COMMON STOCK
AND RESTRICTED STOCK UNITS

        The following table sets forth information as of September 28, 2004 (the record date for the meeting), with respect to beneficial ownership of Common Stock, and restricted stock units acquired under the Management Plan, by (a) each shareholder who, to the Company's knowledge, is the beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each director of the Company, (c) each Named Executive Officer included in the Summary Compensation Table above, and (d) all directors and executive officers of the Company as a group. The percentages in the third column are based on the 123,255,227 shares outstanding on the record date. In each case, (1) except as otherwise indicated in the footnotes to the table, the shares shown in the second column are owned directly by the individuals or members of the group named in the first column, with sole voting and dispositive power, and (2) the restricted stock units shown in the fourth column are owned directly by the individuals or members of the group named in the first column, but cannot be voted or disposed of by them. For purposes of this table, beneficial ownership is determined in accordance with the federal securities laws and regulations; inclusion in the table of shares not owned directly by the named director or executive officer does not constitute an admission that such shares are beneficially owned by the director or officer for any other purpose.

	Common stock
Name of beneficial owner	No. of shares*		Percent of class**	Restricted stock units***
Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	8,974,900	(a)	7.3%	—
PRIMECAP Management Company 225 South Lake Avenue, Suite 400 Pasadena, California 91101	8,348,140	(b)	6.8%	—
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, Maryland 21202	7,773,489	(c)	6.3%	—
John Adamovich, Jr.	19,073		—	23,396
Abraham Appel	2,782,439	(d)	2.3%	—
Daniel J. Carroll, Jr.	32,083		—	—
John H.F. Haskell, Jr.	10,750		—	—
Ulric Haynes, Jr.	13,750		—	—
Eric Krasnoff	358,770	(e)	0.3%	58,753
Edwin W. Martin, Jr.	10,726		—	—
Roberto Perez	25,899		—	8,048
Katharine L. Plourde	4,750		—	—
Heywood Shelley	13,750	(f)	—	—
Edward L. Snyder	-0-	(g)	—	—
Donald Stevens	81,397		—	61,401
Edward Travaglianti	15,300		—	—
James D. Watson	64,050		—	—
Marcus Wilson	82,612		—	26,510
25 directors and executive officers of the Company as a group	3,936,018		3.2%	307,323

*
Includes shares covered by stock options currently exercisable or becoming exercisable within 60 days of September 28, 2004 as follows: Mr. Adamovich - 12,375 shares; Mr. Appel - 13,750 shares; Mr. Carroll -27,083 shares; Mr. Haskell - 3,750 shares; Mr. Haynes - 13,750 shares; Mr. Krasnoff - 234,000 shares; Dr. Martin - 7,750 shares; Mr. Perez - 21,000 shares; Ms. Plourde - 3,750 shares; Mr. Shelley - 3,750 shares; Mr. Stevens - 71,250 shares; Mr. Travaglianti - 6,000 shares; Dr. Watson - 13,750 shares; Mr. Wilson - 71,875 shares; and the 25 current directors and executive officers of the Company as a group - 854,833 shares.

**
Percentage is shown only for shareholders owning at least one-tenth of one percent of the class.

***
Each restricted unit is convertible, when it vests, into one share of Common Stock, unless the holder elects to defer conversion, as permitted by the Management Plan.

(a)
The information as to the beneficial ownership of Common Stock by Wellington Management Company, LLP was obtained from Amendment No. 1, dated August 25, 2004, to its Schedule 13F Holdings Report for the calendar quarter ended June 30, 2004, filed with the Securities and Exchange Commission. Such report discloses that at June 30, 2004, (1) Wellington Management Company, LLP exercised sole "investment discretion" (as defined in the Securities Exchange Act of 1934) with respect to 8,921,500 shares of Common Stock, (2) it had sole voting authority with respect to 2,967,000 shares of such 8,921,500 shares of Common Stock, (3) it shared investment discretion and voting authority with Wellington Trust Company, NA with respect to 18,300 shares of Common Stock, and (4) it shared investment discretion and voting authority with Wellington International Management Company Pte Ltd. with respect to 35,100 shares of Common Stock.

(b)
The information as to the beneficial ownership of common stock by PRIMECAP Management Company was obtained from its Schedule 13F Holdings Report dated August 11, 2004, for the calendar quarter ended June 30, 2004, filed with the Securities and Exchange Commission. Such report discloses that at June 30, 2004, PRIMECAP Management Company had sole investment discretion with respect to 8,348,140 shares of Common Stock, and sole voting authority with respect to 1,424,640 shares of such 8,348,140 shares of Common Stock.

(c)
The information as to the beneficial ownership of Common Stock by T. Rowe Price Associates, Inc. was obtained from its Schedule 13F Holdings Report dated August 13, 2004, for the calendar quarter ended June 30, 2004, filed with the Securities and Exchange Commission. Such report discloses that at June 30, 2004, T. Rowe Price Associates, Inc. had sole investment discretion with respect to 7,773,489 shares of Common Stock, and sole voting authority with respect to 1,914,336 shares of such 7,773,489 shares of Common Stock. However, T. Rowe Price Associates, Inc. has advised the Company that it disclaims that it is in fact the beneficial owner of these shares, which are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. serves as investment adviser.

(d)
Includes 2,768,689 shares owned by Maharba Inc., a Canadian family investment corporation controlled by Mr. Appel. Accordingly, Mr. Appel has sole voting and dispositive power with respect to these shares.

(e)
Includes 18,968 shares owned by trusts established for the benefit of Mr. Krasnoff's children. Mr. Krasnoff is trustee of these trusts and as such has sole voting and dispositive power with respect to the shares owned by the trusts. Also includes 1,436 shares owned by Mr. Krasnoff's wife and as to which Mr. Krasnoff disclaims voting or dispositive power.

(f)
Does not include 12,500 shares beneficially owned by a trust of which Mr. Shelley is one of the three trustees. The trustees have sole voting power but no dispositive power with respect to these shares.

(g)
Prior to his initial election as a director, Dr. Snyder advised the board of directors that, because of restrictions on stock ownership related to his clinical research activities, he had determined that he would not own any stock in the Company. Consistent with that decision, Dr. Snyder has elected not to receive any options to which he would otherwise become entitled under the Company's stock option plans for non-employee directors.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") and the rules thereunder of the Securities and Exchange Commission require the Company's directors and officers to file reports of their ownership and changes in ownership of Common Stock with the Commission. Personnel of the Company generally prepare these reports on the basis of information obtained from each director and officer. Based on such information, the Company believes that all reports required by Section 16(a) of the Exchange Act to be filed by its directors and officers during the fiscal year ended July 31, 2004, were filed on time, except that the following reports were filed late:

  •
  one initial report of beneficial ownership for James R. Western, Jr., a senior vice president;

  •
  one report for the sale of 1,000 shares of Common Stock by the wife of John Adamovich, Jr., Group Vice President, Chief Financial Officer and Treasurer;

  •
  one report for the exercise of options to purchase 20,000 shares of Common Stock, and the subsequent sale of such 20,000 shares, by Steven Chisolm, a senior vice president;

  •
  one report for the sale of 1,000 shares of Common Stock by Charles Grimm, a senior vice president;

  •
  one report for the exercise of options to purchase 1,000 shares of Common Stock by John H.F. Haskell, Jr., a director;

  •
  one report for the grant of options to purchase 10,000 shares of Common Stock to Ulric Haynes, Jr., a director;

  •
  one report for the grant of options to purchase 10,000 shares of Common Stock to Edward W. Martin, Jr., a director;

  •
  one report for the exercise of options to purchase 5,000 shares of Common Stock, and the subsequent sale of such shares, by Reed Sarver, a senior vice president;

  •
  one report for the grant of options to purchase 25,000 shares of Common Stock to Donald Stevens, chief operating officer; and

  •
  one report for the grant of options to purchase 7,500 shares of Common Stock to Edward Travaglianti, a director.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information regarding the Company's equity compensation plans as of July 31, 2004, the end of the Company's most recently completed fiscal year:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of options remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	6,960,570(1)	$19.62	3,621,924(2)
Equity compensation plans not approved by security holders	None	Not applicable	Not applicable

(1)
Consists of 6,363,108 shares issuable upon exercise of outstanding options and 597,462 shares issuable upon conversion of outstanding restricted or deferred units under the Company's Management Stock Purchase Plan. Does not include 4,323 shares issuable upon exercise of options assumed by the Company in connection with its acquisition of Gelman Sciences Inc. in 1997. Such options have a weighted exercise price of $18.25 per share.

(2)
Consists of 1,645,697 shares available for future option grants, 1,026,625 shares available for future restricted unit awards under the Management Stock Purchase Plan, and 949,602 shares remaining available for issuance under the Employee Stock Purchase Plan, a plan intended to qualify under section 423 of the Code (including shares issuable at the end of the currently pending offering period ending October 31, 2004).

INFORMATION CONCERNING INDEPENDENT AUDITORS

        KPMG LLP acted as the Company's independent registered public accounting firm for the fiscal year ended July 31, 2004, and has been selected to act in that capacity in fiscal 2005. It is anticipated that representatives of KPMG LLP will be present at the meeting to respond to appropriate questions and will have an opportunity, if they desire, to make a statement.

Disclosure about Fees

        The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual consolidated financial statements for its 2003 and 2004 fiscal years, and fees billed for other services rendered to the Company by KPMG LLP:

	Fiscal
	2003	2004
Audit fees (1)	$2,050,000	$2,354,000
Audit-related fees (2)	126,000	112,000
Tax fees (3)	2,982,000	801,000
All other fees	32,000	52,000

Total fees	$5,190,000	$3,319,000

(1)
Audit fees include fees for review of the consolidated financial statements in the Company's quarterly reports on Form 10-Q, and fees for services that are normally provided by an independent auditor in connection with statutory and regulatory filings or engagements.

(2)
Audit-related fees consisted principally of fees for audits of financial statements of certain employee benefit plans that are not included in audit fees above.

(3)
Tax fees consisted of fees for tax compliance and related services. Tax fees for fiscal 2003 included tax services related to the integration of an acquired business.

        All of the fiscal 2004 services of KPMG LLP which resulted in the audit-related fees, tax fees and all other fees billed as shown in the table above were pre-approved by the audit committee pursuant to the rules of the Securities and Exchange Commission relating to accountant independence.

Pre-Approval Policy for Audit and Non-Audit Services

        The audit committee must pre-approve all audit and non-audit services involving KPMG LLP, the Company's independent auditors.

  Non-Audit Services—Allowed

        In addition to audit work necessary for the Company to file required reports under the Securities Exchange Act of 1934 (i.e., quarterly reports on Form 10-Q and annual reports on Form 10-K), the Company's independent auditors may perform non-audit services other than those prohibited by the Sarbanes-Oxley Act of 2002, provided that they are pre-approved by the audit committee. Examples of services that are not prohibited are:

  •
  work associated with Company registration statements under the Securities Act of 1933 (i.e., comfort letters, consents);

  •
  due diligence work for potential acquisitions and dispositions (If the Company in a potential acquisition is currently audited by the same independent auditors as the Company, approval for the due diligence work is required from the Company's audit committee, regardless of the dollar threshold of the due diligence fees);

  •
  tax compliance work;

  •
  work surrounding certain tax strategies;

  •
  employee benefit plan audits;

  •
  statutory audit work required for certain subsidiaries that is not required for the Securities Exchange Act of 1934 audit (i.e., debt covenants or local country requirements); and

  •
  litigation support involving disputes related to financial statements audited by the Company's independent auditors.

  Non-Audit Services—Prohibited

        The Company's independent auditors are prohibited from providing the following types of service/engagements:

  •
  bookkeeping or other services related to the accounting records or financial statements of the audit client;

  •
  financial information systems design and implementation;

  •
  appraisal or valuation services, fairness opinions or contribution-in-kind reports;

  •
  actuarial services;

  •
  internal audit outsourcing services; management functions or human resources;

  •
  broker or dealer, investment adviser or investment banking services; and

  •
  legal services and expert services unrelated to the audit.

  Approval Process

        The audit committee's current meeting calendar uses the winter meeting to review and approve the audit scope concerning the audit of the Company's financial statements to be filed with the Securities and Exchange Commission, including the audit fees associated with this service. Furthermore, the fees and terms of permitted non-audit services that are recurring are approved by the committee at its winter meeting.

        Proposals for other (i.e., non-recurring) non-audit services to be performed by the Company's independent auditors that are allowable in accordance with this policy must be pre-approved by the audit committee. For such non-audit services with a cost of less than $100,000, the chairperson of the audit committee can pre-approve the engagement subject to a presentation to the full audit committee at its next regularly scheduled meeting. For non-audit services with a cost of $100,000 or greater, the full audit committee is required to pre-approve the services in advance of the activity.

        The Company's chief financial officer or chief accountant will review for compliance with this policy and obtain necessary pre-approvals.

Audit Committee Report

        Management is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles, and the Company's internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The firm of KPMG LLP, the Company's independent auditors, is responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

        In the performance of its duties for fiscal 2004, the audit committee reviewed and discussed the audited financial statements with management and the independent auditors. The committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61 (Communications with audit committees), as amended by SAS No. 90 (Audit Committee Communications). In addition, the committee has received written disclosures from the independent auditors as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has considered whether the provision of certain non-audit services to the Company by the independent auditors (see Information Concerning Independent Auditors above) is compatible with maintaining the auditors' independence, and has discussed with KPMG LLP that firm's independence.

        Based upon the review and discussions described in this report, the audit committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2004, to be filed with the Securities and Exchange Commission.

Respectfully submitted,
Abraham Appel Daniel J. Carroll, Jr. Katharine L. Plourde Edward Travaglianti

ANNUAL REPORTS

        Copies of the Company's annual reports for the fiscal year ended July 31, 2004, are being furnished with this proxy statement to shareholders of record at the record date for the meeting, as follows: (1) the fiscal 2004 Annual Report to shareholders and (2) the Annual Report on Form 10-K, including the consolidated financial statements and footnotes, a financial schedule and a list of exhibits, as filed with the Securities and Exchange Commission. Copies of exhibits to the Form 10-K will be furnished upon written request to Diane Foster, Director of Investor Relations, Pall Corporation, 2200 Northern Boulevard, East Hills, NY 11548, fax 516-484-3649. The Company reserves the right to charge a reasonable fee for exhibits. Both of these annual reports are available on the Company's web site, www.pall.com.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        In order to be considered for inclusion in the Company's proxy statement and proxy card for the 2005 annual meeting of shareholders, any shareholder proposal must be received by the Corporate Secretary of the Company prior to June 15, 2005. In addition, the proxy card issued with the Company's proxy statement for the 2005 annual meeting will confer discretionary authority to vote for or against any proposal made by a shareholder at the annual meeting and which is not included in the Company's proxy statement. However, under the rules of the Securities and Exchange Commission, such discretionary authority may not be exercised if the shareholder proponent has given the secretary of the Company notice of such proposal prior to August 29, 2005, and certain other conditions provided for in the Commission's rules have been satisfied.

October 13, 2004

Appendix A

PALL CORPORATION

Director Independence Standards

        In order to be considered independent under the rules of the New York Stock Exchange, the Board must determine that a director does not have any direct or indirect material relationship with Pall Corporation ("Pall"). The Board has established the following guidelines to assist it in determining director independence under the New York Stock Exchange rules. Any director who meets the following standards will be deemed independent by the Board:

  1.
  The Director was not employed by Pall, and no immediate family member of the Director was employed by Pall as an executive officer, within the preceding one year;

  2.
  The Director was not affiliated with or employed in a professional capacity, and no immediate family member of the Director was affiliated with or employed in a professional capacity by a present or former internal or external auditor, within the preceding one year;

  3.
  The Director was not employed by, and no immediate family member of the Director was employed as an officer by, any company for which any Pall executive officer served as a member of such company's compensation committee within the preceding one year;

  4.
  Neither the Director, nor any member of the Director's immediate family received during Pall's last fiscal year direct compensation in excess of $100,000 from Pall other than regular director and committee fees and pension or other deferred compensation for prior services (provided such compensation is not contingent in any way on continued service to Pall);

  5.
  If the Director is an executive officer or an employee of, or if any immediate family member is an executive officer of, a company that makes payments to, or receives payments from, Pall for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues, the Director is not "independent" until one year after falling below such threshold;

  6.
  The Director is a partner, principal or counsel in a law firm that provides professional services to Pall where the amount of payments for such services is less than $250,000 within the preceding one year;

  7.
  The Director serves as an officer, director or trustee of a charitable organization to which Pall makes contributions and Pall's discretionary contributions to such organization are less than the greater of one percent of such organization's total annual charitable receipts or $250,000.

        If any relationship exists between Pall and any Director that is not addressed by the standards set forth above, the Directors meeting these standards shall determine whether such relationship impairs the independence of such Director.

A-1

Appendix B

PALL CORPORATION

Charter of the Audit Committee
of the Board of Directors
(As Amended and Restated by the Board of Directors on January 22, 2004)

I.    MEMBERSHIP, ORGANIZATION AND QUALIFICATIONS

  (a)
  Organization

    The audit committee ("Committee") of the board of directors of Pall Corporation ("Board") shall consist of a minimum of three directors.

  (b)
  Membership

    Members of the Committee, including the chairperson, shall be appointed by the Board upon the recommendation of the Planning and Governance Committee.

    Members of the Committee may be removed by the Board, upon recommendation of the Planning and Governance Committee, at any time.

  (c)
  Organization

    All members of the Committee shall be:

    (i)
    "independent" as that term is defined in and determined pursuant to Section A.3 of the Company's Corporate Governance Policy including the specified additional independence criteria for Audit Committee members;

    (ii)
    in the judgment of the Board, financially literate and have the ability to read and understand the Company's basic financial statements at the time of his or her appointment or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

      In addition, if a Committee member simultaneously serves on the audit committees of more than three public companies, the Board must determine that simultaneous service does not impair the member's ability for effective service on this Committee.

      At least one member of the Committee in the judgment of the Board shall be an "audit committee financial expert" as defined by applicable Securities and Exchange Commission ("SEC") rules.

II.    PURPOSE

    The Committee will assist the Board in fulfilling its responsibilities with respect to matters involving the accounting, financial reporting and internal control functions of the Company and its subsidiaries. This will include assisting the Board in overseeing: (a) the integrity of the Company's financial statements, (b) the Company's compliance with legal and regulatory requirements, (c) the independent auditors' qualifications, independence and performance, (d) the performance of the Company's internal audit function, and (e) the Company's ethics and compliance program.

    The Committee will prepare the audit committee report that SEC rules require to be included in the Company's annual proxy statement.

    The Committee will review periodically and oversee the financial reporting process, the system of internal controls, and the audit process, and the Company's process for monitoring compliance with the Company's Code of Ethical Behavior and Financial Code of Ethics.

III.    DUTIES AND RESPONSIBILITIES

  (a)
  Internal Controls

    In conjunction with management, the independent auditors and the internal auditors, the Committee shall evaluate, at least quarterly, the adequacy of the Company's financial reporting systems and business process controls and discuss significant exposures and the actions management has taken to monitor and control such exposures. In addition, the Committee shall review significant findings noted by the independent auditors and the internal auditors in the course of their audit functions, as well as management responses.

  (b)
  Financial Reporting Generally

    In connection with its general oversight of the Company's financial reporting, the Committee shall:

    (i)
    Evaluate significant accounting and reporting issues identified in any analyses prepared by management or the independent auditors or otherwise identified in the course of the Committee's review of the Company's financial statements and discussions with its auditors, including recent professional and regulatory pronouncements provided to the Committee by the Company or its independent auditors as being particularly relevant to the Company, with due consideration of their impact on the Company's financial statements.

    (ii)
    Review with management and the independent auditors management's proposals regarding: new accounting pronouncements; the adoption of, and changes of choice regarding material accounting principles and practices to be followed when preparing the financial statements of the Company; alternative principles and practices that could have been followed; the reasons for selecting the principles and practices to be followed; the financial impact of the principles and practices selected as compared to those of the other alternatives available; and the provision of any "pro forma" or "adjusted" non-GAAP information.

    (iii)
    Inquire as to whether the independent or internal auditors have any concerns regarding: the possibility of significant accounting or reporting risks or exposures; the appropriateness and quality of significant accounting treatments and whether there has been any aggressive creativity in any such treatments; any business transactions that may affect the fair presentation of the Company's financial condition or results of operations; or any weaknesses in the Company's internal control systems.

    (iv)
    Establish procedures for:

      The receipt, retention and treatment of any complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

      The confidential, anonymous submission by employees of the Company of any concerns regarding questionable accounting or auditing matters.

    (v)
    Affirm in connection with the Committee's review of the Company's annual and quarterly financial statements that the independent auditors communicate certain matters to the

      Committee as required by professional standards related to their audit of the annual financial statements and their review of the interim financial information.

    (vi)
    Review in private discussion with the independent auditors whether there have been (and if so the nature of) any problems or difficulties and any related responses by management. This shall include:

      Confirmation that management is not placing any restrictions on the scope of the independent auditors' work or their access to information;

      Inquiry as to any accounting adjustments noted or proposed by the independent auditors but "passed" (as immaterial or otherwise) and any communications between the audit team and the audit firm's national office regarding significant auditing or accounting issues raised in connection with the Company's audit;

      Discussion of any "management" or "internal control" letters issued by the independent auditors to the Company, as well as any other material written communications between the independent auditors and management that the independent auditors or management bring to the Committees attention; and

      Discussion of the responsibilities, budget and staffing of the Company's internal audit function and its adequacy and appropriateness.

    (vii)
    Establish a procedure whereby management discusses with the Committee on a pre-issuance basis all of the following:

      The types of information to be disclosed and types of presentations to be made in earnings press releases and in financial information and earnings guidance provided to analysts and rating agencies;

      Significant financial reporting matters to be disclosed in any SEC filings, such as a change in accounting principles or extraordinary and non-recurring items and transactions;

      Responses to the SEC on any accounting related matters contained in an SEC "comment letter"; and

    (viii)
    Review the structure of the Company's financial/accounting organization.

  (c)
  Annual Financial Statements

    In connection with the preparation and audit of the Company's annual financial statements, the Committee shall:

    (i)
    Review with the independent auditors their proposed audit scope and approach, including staffing, locations and coordination of the independent audit work with the work performed by the internal auditor.

    (ii)
    Meet with management and the independent auditors to review the annual financial statements and related notes, as well as the related Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A"), prior to filing or other public release and inquire whether such financial statements and related notes are prepared in accordance with U.S. generally accepted accounting principles and, together with such MD&A, are consistent with the information known to Committee members.

      This review is to include discussions with management and the independent auditors about the existence and disposition of any significant issues, including any involving: accounting principles, practices, estimates and judgment; and any material transactions (including the Company's business purpose, pricing and fairness) with related parties or others than have or previously had a special relationship to the Company that may influence the Company's willingness to enter into such transaction or the terms of such transaction.

      The Committee also shall make a recommendation to the Board regarding inclusion of such financial statements, related notes and the related MD&A in the Company's Annual Report on Form 10-K.

    (iii)
    Review any complex and/or unusual transactions and any matters requiring significant estimates of asset valuation allowances or liability reserves, and evaluate management's handling of proposed audit adjustments identified by the independent auditors.

  (d)
  Interim Financial Statements

    With respect to the Company's interim financial statements, the Committee shall:

    (i)
    Meet with management and the independent auditors to review interim financial statements and any related notes, as well as the related MD&A, prior to filing or other public release, and inquire whether such financial statements and any related notes are prepared in accordance with U.S. generally accepted accounting principles and, together with such MD&A, are consistent with the information known to Committee members.

    (ii)
    Confirm that the Company's interim financial statements and any related notes included in Quarterly Reports on Form 10-Q have been reviewed by the Company's independent auditors using professional standards and procedures for conducting such reviews, as established by U.S. generally accepted auditing standards.

    (iii)
    Review any complex and/or unusual transactions and any matters requiring significant estimates of asset valuation allowances or liability reserves, and evaluate management's handling of proposed audit adjustments identified by the independent auditors.

    Significant matters to be disclosed in Form 8-K filings with the SEC.

  (e)
  Compliance with Laws and Regulations Relating to Financial Reporting and Tax Matters

    The Committee shall oversee the Company's compliance with laws and regulations relating to financial reporting and tax and:

    (i)
    Periodically review the Company's procedures for monitoring compliance with laws and regulations.

    (ii)
    Discuss the significant findings, if any, of reviews or examinations by regulatory agencies, such as the SEC.

  (f)
  Compliance with the Company's Code of Ethical Behavior, Financial Code of Ethics and Approval of Related Party Transactions

    The Committee also shall oversee compliance with the Company's Code of Ethical Behavior and Financial Code of Ethics. The Committee shall:

    (i)
    Confirm that the Company's Code of Ethical Behavior and Financial Code of Ethics are formalized in writing and that procedures are in place to communicate such codes to all persons to whom the codes are applicable.

    (ii)
    Periodically review the Company's Code of Ethical Behavior and Financial Code of Ethics and consider whether any changes are needed.

    (iii)
    Review the program for monitoring compliance with the Company's Code of Ethical Behavior and Financial Code of Ethics and periodically obtain updates from the Compliance and Ethics Officer regarding compliance.

    (iv)
    Be responsible for evaluating, making decisions whether to approve and monitoring on an ongoing basis any conflict of interest/related party transactions covered by the Company's Code of Ethical Behavior and Financial Code of Ethics and for making decisions whether to grant any waivers of or approve any other deviations from the Financial Code of Ethics and also for documenting, monitoring and reporting of any such approval or waiver as required by Section 406 of the Sarbanes-Oxley Act.

  (g)
  Internal Auditors

    The Committee shall oversee the activities and programs administered by those responsible for the Company's internal audit function and shall:

    (i)
    Ensure that the Company has an internal audit function performed on a regular basis that includes appropriate review and approval of the Company's internal transactions and accounting.

    (ii)
    Review and concur in the appointment, replacement, reassignment or dismissal of the employee(s) having primary responsibility for the Company's internal audit function.

    (iii)
    Review the annual audit plan of the internal auditors and its scope, and the degree of coordination of this plan with the independent auditors.

    (iv)
    Review periodically the internal audit charter, activities, staffing and budget.

    (v)
    Meet with the Company's internal auditors in a private session without any other members of management being present to discuss matters that the Committee or the internal auditors believe should be discussed.

  (h)
  Independent Auditors

    In its oversight of the Company's independent auditors, the Committee shall:

    (i)
    Have sole authority to select, hire and fire the Company's independent auditors, to pre-approve all fees and other terms of the audit engagement and to pre-approve any non-audit relationship with the independent auditors.

    (ii)
    Assist the Board in evaluating the performance of the independent auditors, who are ultimately accountable to the Board and the Committee.

    (iii)
    Meet with the independent auditors in private sessions without any members of management being present to discuss matters that the Committee or the independent auditors believe should be discussed, including without limitation discussion items contemplated elsewhere in this Charter.

    (iv)
    Obtain and review, at least annually, a written report from the independent auditors that describes all relationships between the independent auditors and the Company (including the amount and nature of all related compensation); discuss with the independent auditors the impact on the auditors' objectivity and independence of any disclosed relationships as required by professional standards; and determine whether any such non-audit engagements are consistent with the independent auditors' independence and objectivity.

    (v)
    Obtain and review, at least annually, a written report from the independent auditors that describes: the independent auditing firm's internal quality-control procedures; and any material issues, raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and discuss with the independent auditors the contents of such report and the impact of the matters addressed in such report on the quality of services performed by the independent auditors.

    (vi)
    Evaluate annually whether the Company should change its independent auditors or the partner in charge of performing or reviewing the Company's audit or other audit team personnel. Such evaluation should be based on all relevant circumstances known to the Committee, including qualifications of and quality of services performed by the independent auditing firm and the primary audit partner, opinions of the Company's management and internal auditors regarding the independent auditors, length of tenure, factors having the potential to impact objectivity, the securities law requirement to rotate at least every five years the primary audit partner in charge of performing (or overseeing the performance) of the Company's audit and the primary audit partner in charge of reviewing the Company's audit, the possible desirability of regular rotation of the independent auditing firm, any reported issues regarding the firm's internal controls or audits of other companies, and the firm's efficiencies and relevant expertise regarding the Company. The Committee should present to the full Board a summary of the Committee's evaluation and conclusions.

    (vii)
    Evaluate and approve any desire by the Company or any of its subsidiaries to employ anyone who has served within the preceding two years as a member of the independent auditors' audit team personnel assigned to the Company's audit.

  (i)
  Other Responsibilities

    The Committee also shall:

    (i)
    Review and evaluate the Company's policies and practices with respect to risk assessment and risk management related to the Company's financial statements.

    (ii)
    Monitor major litigation and significant internal or external special investigations and review with the General Counsel any other legal matters that could have a material impact on the Company's financial statements or compliance with law.

    (iii)
    If deemed appropriate, initiate special investigations into matters within the Committee's scope of responsibilities or as delegated by the Board of Directors.

    (iv)
    Perform other oversight functions as requested by the full Board.

    (v)
    Perform an annual self-evaluation of the Committee's performance and annually reassess the adequacy of and, if appropriate, propose to the Board any desired changes, in the Charter of the Committee, all to supplement the oversight authority of the Planning and Governance Committee with respect to such matters. Reassess the adequacy of the Committee's Charter annually; present the initial Charter and subsequent amendments of the Charter, if any, to the full Board for adoption.

  (j)
  Reporting Responsibilities

    The Committee shall:

    (i)
    Make such reports of its activities and evaluations as may be required by the Securities and Exchange Commission in the Company's proxy statement and/or annual report or as determined to be appropriate by the Board.

    (ii)
    Ensure that any notices and/or certifications required by the NYSE are provided on a timely basis.

IV.    MEETINGS

    The Committee will meet in person at least four times each year and at such other times as may be necessary to fulfill its responsibilities. It will also meet following the end of each fiscal quarter of the Company prior to the release of quarterly or annual earnings to review the financial results of the Company for the preceding fiscal quarter or the preceding fiscal year, as the case may be. Meetings may be called by the Chairman of the Committee or the Chairman of the Board.

    All meetings and other actions of the Committee shall be held and taken pursuant to the bylaws of the Company, including bylaw provisions governing notice of meetings and waiver thereof, the number of Committee members required to take actions at meetings and by written consent, and other related matters.

    As part of its meetings, the Committee shall meet separately, at least annually with management, with the Company's internal auditors and with Company's independent auditors.

    The Committee shall not delegate any of its authority to any subcommittee.

    The Chairperson shall make regular reports to the Board, generally following meetings of the Committee, on the Committee's activities.

V.    RESOURCES

    The Committee shall have the right to use reasonable amounts of time of the Company's internal and independent accountants, internal and outside lawyers and other internal staff, such as the Chief Financial Officer and the Chief Accountant, and also shall have the right to hire independent accounting experts, lawyers and other consultants to assist and advise the Committee in connection with its responsibilities. The Committee shall keep the Company's Chief Financial Officer advised as to the general range of anticipated expenses for outside consultants and shall advise the Board about expenditures exceeding $100,000 in any year.

VI.    DISCLOSURE

    This Charter will be made available on the Company's website in addition to the required disclosure in the annual meeting proxy statements in accordance with SEC requirements.

DIRECTIONS TO ANNUAL SHAREHOLDERS' MEETING

NYC
PENN STA.
LGA
107
25A
CEDAR SWAMP RD.
295
Exit 34.
25
25A
NORTHERN BLVD.
278
495
Exit 26 New Hyde Pk. Rd.
495
QUEENS BLVD.
LIE
NO. STATE PKWY.
CROSS ISLAND PKWY.
N
GCP
Garden City Hotel
Stewart Ave.
VAN WYCK EXPWY.
MEADOWBROOK PKWY.
W
678
Exit 19N
Exit 3M,
WANTAGH PKWY.
BELT PKWY.
E
SOUTHERN STATE PKWY.
Franklin Ave.
278
S
JFK
Peninsula Blvd.
27
SUNRISE HWY.

Stewart Ave.
9th St.
Cherry Valley Ave
Hilton Ave.
Franklin Ave.
Garden City Hotel
7th St.
Garden City Station
6th St.
Rockaway Ave.
5th St.
Cathedral Ave.

For door-to-door directions, go to
www.mapquest.com

The Garden City Hotel
45 Seventh Street
Garden City, NY 11530
(516) 747-3000

By Train:
Long Island Railroad, Hempstead line, to the Garden City Station. The Garden City Hotel is across the street from the station. Please contact the Long Island Railroad Information Center or go to *www.lirr.org* for train schedules on this date.

By Car:
From Midtown Manhattan
Take the Queens Midtown Tunnel to Route 495 (Long Island Expressway) to New Hyde Park Road South (Exit 34). Make a right off ramp to Stewart Avenue (after R.R. crossing – 2nd light). Make a left on to Stewart to the hotel.

From LaGuardia Airport
Take Grand Central Parkway (Northern State Parkway) to New Hyde Park Road South (Exit 26) to Stewart Avenue (after R.R. crossing – 2nd light). Make a left on to Stewart to the hotel.

From JFK Airport
Take Belt Parkway East to Southern State Parkway (Exit 19N). Make a right on Peninsula Boulevard. Make a left on Franklin Avenue and left on to 7th Street to the hotel.

3712-PS-04

PALL CORPORATION

RECEIVE 2005 PALL CORPORATION PROXY MATERIALS VIA THE INTERNET!

Do you have access to the Internet? If so, consider receiving next year's Annual Report and proxy materials in electronic rather than printed form. While voting via the Internet, click the box to give your consent and thereby conserve natural resources, as well as significantly reduce printing and mailing costs.

Accessing Pall Corporation's Annual Report and proxy materials via the Internet may result in charges to you from your Internet service provider and/or telephone companies.

If you do not consent to access Pall Corporation's Annual Report and proxy materials via the Internet, you will continue to receive them in the mail.

PALL CORPORATION
Annual Meeting of Shareholders—November 17, 2004

The undersigned hereby appoints ERIC KRASNOFF, MARCUS WILSON and HEYWOOD SHELLEY, and each of them, with full power of substitution, proxies of the undersigned to vote all shares of the Common Stock of Pall Corporation (the "Company") which the undersigned would be entitled to vote if present at, and to act for the undersigned at, the annual meeting of shareholders of the Company to be held on Wednesday, November 17, 2004, at 11:00 a.m., local time, and at any adjournment thereof, on the matters indicated on the reverse side hereof.

This proxy is solicited by the Board of Directors of the Company and, when properly executed, will be voted in accordance with the instructions marked on the reverse side. If you properly sign and date this proxy and deliver it to the Company but you mark no instructions on it, it will be voted FOR the election of all nominees for director named on the reverse side hereof (or for a substitute nominee if any of those named should become unavailable), and FOR approval of the 2005 Stock Compensation Plan. On any other business which may properly come before the meeting, this proxy will be voted in accordance with the judgment of the persons named above as proxies.

        PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

        NOTE: Please sign on the reverse side exactly as your name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian or corporate officer, please give full title as such.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

PALL CORPORATION
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

☐

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/pll	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒
Please mark votes as in this example.

PALL CORPORATION

1.
Election of Directors.

Nominees:	(01) John H.F. Haskell, Jr., (02) Katharine L. Plourde, (03) Heywood Shelley and (04) Edward Travaglianti

FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES

☐

For all nominee(s) except as written above

		FOR	AGAINST	ABSTAIN
2.	Approval of the 2005 Stock Compensation Plan.	☐	☐	☐
3.	The transaction of such other business as may properly come before the meeting or any adjournment thereof.	☐	☐	☐
	MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED ON THE REVERSE SIDE OF THIS CARD.			☐
The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at said meeting or any adjournment thereof.

Signature:	Date:	Signature:	Date:

PALL CORPORATION
2005 STOCK COMPENSATION PLAN

1.    Purpose

        This document sets forth the Pall Corporation 2005 Stock Compensation Plan as adopted by the Board of Directors of Pall Corporation on September 17, 2004, subject to approval by shareholders at the 2004 Annual Meeting of Shareholders including any adjournment thereof.

        The purpose of the Plan is to attract and retain individuals of outstanding ability to serve as employees in positions of responsibility with the Corporation and its Affiliated Companies, or to serve as non-employee directors of the Corporation, by providing them with the opportunity to acquire a proprietary interest (or to increase their proprietary interest) in the Corporation, and to provide them with incentives and awards that will motivate their efforts and contributions towards the success of the Corporation and its Affiliated Companies and the growth of their businesses.

2.    Definitions

        As used herein, the following terms shall have the following meanings:

          "Affiliated Companies" shall mean each direct or indirect subsidiary of the Corporation.

          "Annual Award Units" shall mean Units awarded to an Eligible Director pursuant to Section 8.

          "Annual Award Grant Date" shall mean, with respect to any calendar year beginning on or after January 1, 2005, January 5 of such year or, if January 5 of such year is not a Trading Day, the next day following January 5 of such year that is a Trading Day.

          "Award" shall mean the grant of any Option, Share or Unit to any Eligible Employee or Eligible Director under the Plan.

          "Beneficiary" shall mean the person or persons designated by a Participant in accordance with Section 15 to receive any payment that is required to be made under the Plan upon or after the Participant's death.

          "Board of Directors" shall mean the Board of Directors of the Corporation.

          "CEO" shall mean the Chief Executive Officer of the Corporation.

          "Change in Control" means the occurrence of any of the following:

    (a)
    the "Distribution Date" as defined in Section 3 of the Rights Agreement dated as of November 17, 1989 between the Corporation and United States Trust Company of New York as Rights Agent, as amended by Amendment No. 1 thereto dated April 20, 1999, and as the same may have been further amended or extended to the time in question or in any successor agreement (the "Rights Agreement"); or

    (b)
    any event described in Section 11(a)(ii)(B) of the Rights Agreement; or

    (c)
    any event described in Section 13 of the Rights Agreement; or

    (d)
    the date on which the number of duly elected and qualified directors of the Corporation who were not either elected by the Board of Directors or nominated by the Board of Directors or its Nominating Committee for election by the shareholders shall equal or exceed one-third of the total number of directors of the Corporation as fixed by its by-laws;

  provided, however, that no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control as provided in Section 12 hereof shall exist (other than the rights provided for in Section 12(b) hereof), to the extent that the Board of Directors so determines by resolution adopted and not rescinded prior to the Change in Control.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Committee" shall mean (i) the Board of Directors, with respect to any Award that may be granted, or that has been granted, to any Eligible Director; (ii) the Compensation Committee, with respect to any Award that may be granted, or that has been granted, to any Eligible Employee, except as otherwise provided in (iii); or (iii) the CEO, with respect to those specific matters pertaining to Awards to Eligible Employees who are not Elected Officers that are within the scope of the authority granted to the CEO under Section 14(d) or delegated to the CEO by the Compensation Committee under to Section 14(e).

          "Common Stock" shall mean the common stock ($0.10 par value) of the Corporation.

          "Compensation Committee" shall mean the Compensation Committee of the Board of Directors.

          "Corporation" shall mean Pall Corporation, a New York Corporation.

          "Covered Executive" shall mean, with respect to any Award granted hereunder, any individual who at the Date of Grant of such Award is a "Covered Employee" of the Corporation for such year for purposes of section 162(m) of the Code.

          "Date of Grant" shall mean, with respect to any Award, the date on which the Committee approves the grant of such Award, or such later date as may be specified as the date of grant of such Award in the instrument evidencing the grant of such Award.

          "Disability" shall mean, with respect to any Eligible Employee, such employee's "permanent and total disability" as defined in section 22(e)(3) of the Code or any successor provision.

          "Dividend Equivalent Units" shall mean additional Units credited with respect to a Participant's Restricted Units, Performance Units, or Annual Award Units pursuant to Section 6(c), Section 7(b) or Section 8(b).

          "Dividend Payment Date" shall mean each date on which the Corporation pays a dividend on its Common Stock.

          "Elected Officer" shall mean any individual who is an Elected Officer under Section 4.01(a)(i) of the By-Laws of the Corporation.

          "Eligible Director" shall mean any member of the Board of Directors who is not an employee of the Corporation or any of its Affiliated Companies.

          "Eligible Employee" shall mean any employee of the Corporation or any of its Affiliated Companies who, in the judgment of the Committee, is expected to make significant contributions to the success of the Corporation and its Affiliated Companies and to the growth of their businesses.

          "Fair Market Value" shall mean, with respect to any Share or Unit or any fractional Share or fractional Unit as of any date of reference herein, the closing price of a share of Common Stock as reported in the New York Stock Exchange Consolidated Transactions for such date or, if such date is not a Trading Day, on the next Trading Day preceding such date.

          "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code.

2

          "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

          "Option" shall mean an option to purchase Shares granted pursuant to Section 5 of the Plan or, solely for purposes of Section 5(h)(ii), granted under any other stock option plan maintained by the Corporation.

          "Participant" shall mean any Eligible Employee or Eligible Director who holds an Award granted under the Plan, and any successor, permitted transferee or Beneficiary that succeeds to such individual's interest in such Award.

          "Performance Goals" shall mean the performance goals established by the Committee in connection with Awards granted to Eligible Employees under Section 7 that must be met in order for payment to be made with respect to such Awards.

          "Performance Period" shall mean the period established by the Committee for measuring whether, and to what extent, any Performance Goals established in connection with any Award granted under Section 7 hereof have been met.

          "Performance Shares" shall mean Shares that may be issued and delivered at the end of a Performance Period pursuant to an Award made to an Eligible Employee under Section 7, depending on the achievement, or the level of achievement, of one or more Performance Goals within such period, as provided in Section 7.

          "Performance Units" shall mean Units credited to an Eligible Employee at the beginning of a Performance Period pursuant to an Award made to such employee under Section 7, and any Dividend Equivalent Units that are credited to the employee with respect to such Units during such Performance Period, payment with respect to which Units and related Dividend Equivalent Units depends on the achievement, or the level of achievement, of one or more Performance Goals within such period, as provided in Section 7.

          "Plan" shall mean the Pall Corporation 2005 Stock Compensation Plan, as set forth herein and as amended from time to time.

          "Pro Rata Portion" shall mean, with respect to any portion of the Restricted Shares or Restricted Units granted pursuant to an Award made hereunder to an Eligible Employee, or with respect to any Performance Shares or Performance Units included in an Award made hereunder to an Eligible Employee, the percentage determined by dividing (i) the number of months in the period commencing on the first day of the Restricted Period established for such portion of the Restricted Shares or Restricted Units so granted, or the Performance Period established for the Performance Shares or Performance Units so awarded, and ending on the date of the Eligible Employee's Termination of Employment, by (ii) the total number of months in such Restricted Period, or in such Performance Period.

          "Restricted Period" shall mean the period of time during which Restricted Shares or Restricted Share Units are subject to Restrictions as set forth in Section 6.

          "Restricted Shares" shall mean Shares which are granted subject to Restrictions pursuant to Section 6.

          "Restricted Units" shall mean Units credited to an Eligible Employee subject to Restrictions at the beginning of a Restricted Period pursuant to an Award made to such employee under Section 6, and any Dividend Equivalent Units that are credited to the employee with respect to such Units during such Restricted Period as provided in Section 6.

3

          "Restrictions" shall mean the restrictions to which Restricted Shares or Restricted Units are subject under the provisions of Section 6.

          "Retirement" shall mean the termination of a Participant's employment with the Corporation and all of its Affiliated Companies, if at the time of such termination of employment the Participant has attained age 62 and is eligible to receive a Retirement Benefit under the Pall Corporation Cash Balance Pension Plan or (ii), in the case of any Participant who is not a resident of the U.S., a similar type of benefit under any plan or program maintained by the Corporation or any of its Affiliated Companies (or to which the Corporation or any of its Affiliated Companies makes contributions) that provides benefits to Employees upon their retirement.

          "Share" shall mean a share of Common Stock.

          "Termination of Board Membership" shall mean, with respect to any Eligible Director, his or her ceasing to be a member of the Board of Directors.

          "Termination of Employment" shall mean, with respect to any Eligible Employee, his or her ceasing to be employed by the Corporation or any of its Affiliated Companies.

          "Trading Day" shall mean any day on which the New York Stock Exchange is open for trading.

          "Unit" shall mean a unit of measurement equivalent to one share of Common Stock, with none of the attendant rights of a shareholder of such share, (including among the rights which the holder of a Unit does not have are the right to vote such share and the right to receive dividends thereon), except to the extent otherwise specifically provided herein.

3.    Awards

        (a)    Form of Awards.    Awards under the Plan may be made in the form of Options, Restricted Shares, Restricted Units, Performance Shares, Performance Units, and Annual Award Units. An Award in any of the foregoing forms other than Annual Award Units may be granted to any individual Eligible Employee, or to any group of Eligible Employees, upon terms and conditions that differ from the terms and conditions upon which any other Awards in the same form are made to other individual Eligible Employees or groups of Eligible Employees.

        (b)    Written Instrument.    Each Award made to an Eligible Employee or Eligible Director under the Plan shall be evidenced by a written instrument in such form as the Committee shall prescribe, setting forth the terms and conditions of the Award. The instrument evidencing the grant of any Award hereunder shall specify that the Award shall be subject to all of the terms and provisions of the Plan as in effect from time to time but subject to the limitation on amendments set forth in Section 16 of the Plan.

        (c)    Surrender and Exchange of Awards.    The Committee may in its discretion grant to a Participant who has been granted an Award under the Plan or an award under any other employee compensation or benefit plan maintained by the Corporation or any of its Affiliates (any such Award or award is referred to herein as a "Prior Award"), in exchange for the surrender and cancellation of such Prior Award or any portion thereof, a new Award under the Plan. As the Committee may determine in its discretion, the new Award so granted may be in a form different than that of the Prior Award surrendered, and may be granted subject to terms and conditions that differ from those to which the surrendered Prior Award were subject. Notwithstanding the foregoing, no grant of a new Award in exchange for a Prior Award may be made hereunder unless (i) the aggregate fair value of the new

4

Award does not exceed the aggregate fair value of the Prior Award, determined as of the time the new Award is granted; and (ii) the grant of the new Award would not constitute a "repricing" of any Option or would not otherwise be treated as a "material revision" of the Plan for purposes of the applicable rules of the New York Stock Exchange.

4.    Shares Available for Awards

        Shares distributed in respect of Awards made under the Plan may be authorized but unissued Shares, Shares held in the treasury of the Corporation, or Shares purchased by the Corporation on the open market at such time or times and in such manner as it may determine. The Corporation shall be under no obligation to issue or acquire Shares in respect of an Award made under the Plan before the time when delivery of Shares is due under the terms of the Award. The number of Shares available for distribution in respect of Awards made under the Plan shall be subject to the following limitations:

        (a)   The aggregate number of Shares that may be distributed in respect of Awards made under the Plan shall be limited to 5,000,000 Shares. Of that aggregate number, no more than 2,500,000 Shares in the aggregate shall be available for Awards of Restricted Shares, Restricted Units, Performance Shares, Performance Units and Annual Award Units. The maximum aggregate number of Shares that may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan shall not exceed 2,500,000 Shares.

        (b)   Upon the grant of any Award, the overall aggregate number of Shares available for further Awards under the Plan, and if the Award so granted was in a form subject to a limitation on the aggregate number of shares available for Awards in that form, the aggregate number of Shares available for further Awards under the Plan in that form, shall be reduced by the number of Shares subject to the Award so granted.

        (c)   There shall be added back to the aggregate number of Shares available for the grant of Awards under the Plan, as determined under (a) and (b) above, the following: (i) any Shares as to which an Option granted hereunder has not been exercised at the time of its expiration, cancellation or forfeiture; (ii) any Shares that otherwise would have been issued upon the exercise of an Option granted hereunder that are surrendered in payment of the exercise price of such Option; (iii) any Shares included in any other form of Award granted hereunder, to the extent that the Participant's right to receive such Shares, or any cash payment in settlement of such Award, becomes forfeited; (iv) any Shares that otherwise would have been issued upon the exercise of an Option or in payment with respect to any other form of Award granted hereunder, that are surrendered in payment or partial payment of taxes required to be withheld with respect to the exercise of such option or the making of such payment; (iv) any Shares represented by Restricted Units or Performance Units granted hereunder as to which payment is made in cash instead of by the issuance and delivery of Shares; and (v) any Shares subject to an Option granted hereunder, or covered by any other form of Award made hereunder, to the extent such Option or other Award is surrendered in exchange for any other Award made hereunder, subject to the limitations set forth in the last sentence of Section 3(c) hereof.

        (d)   The limitations provided in this Section 4 shall be subject to adjustment as provided in Section 13.

5.    Awards of Options.

        Subject to the limitations set forth in Section 4 and to the other terms and conditions of the Plan, Options may be granted under the Plan to such Eligible Employees for the purchase of such number of

5

Shares, at such times, and upon such terms and conditions, as the Committee in its discretion may determine. Options shall be granted in accordance with the provisions set forth below.

        (a)    Type of Options.    Each Option granted hereunder shall be identified in the instrument evidencing such grant as either (i) an Option intended to be treated as an Incentive Stock Option, or (ii) an Option that shall be treated as a Non-Qualified Stock Option.

        (b)    Maximum Number of Shares Subject to Options.    The total number of Shares with respect to which Options may be granted to any Eligible Employee during any period of 24 consecutive months shall not exceed 300,000 Shares, subject to adjustment as provided in Section 13.

        (c)    Term of Options.    The term during which an Option may be exercised shall be such period of time as determined by the Committee and specified in the Option, but in no event may the term of any Option exceed ten years from the Date of Grant of the Option. Notwithstanding any other provision in the Plan to the contrary, no Option may be exercised after its expiration.

        (d)    Exercise of Options.    Each Option granted hereunder shall become exercisable, in whole or in part, at such time or times during its term as the instrument evidencing the grant of such Option shall specify. To the extent that an Option has become exercisable pursuant to the preceding sentence, it may be exercised thereafter at any time or from time to time during its term, as to any or all Shares as to which the Option has become and remains exercisable, subject to the provisions of (e) below.

        (e)    Termination of Employment.    Except as the instrument evidencing the grant of an Option may otherwise provide, the portion of any outstanding Option held by an Eligible Employee on the date of his or her Termination of Employment that has not become exercisable prior to such date, and the portion of such Option which was exercisable but had not been exercised prior to such date, shall be forfeited on such date.

        The instrument evidencing the grant of an Option may provide for the portion of the Option that is exercisable at the time of the Eligible Employee's Termination of Employment to remain exercisable, and for the portion of such Option that is not yet exercisable at such time to become exercisable in accordance with the terms of the Option and remain exercisable thereafter, during such period of time after the date on which the Eligible Employee's Termination of Employment occurs (but not beyond the expiration of the term of the Option), in such circumstances and subject to such terms and conditions, as are specified in such instrument. However, to the extent that any Option granted hereunder to an Eligible Employee as an Incentive Stock Option is exercised more than three months after the date of such employee's Termination of Employment for any reason other than Disability, or more than one year after such date if the employee's Termination of Employment occurred because of Disability, the Option shall be treated as a Non-Qualified Stock Option for purposes of the Plan.

        (f)    Exercise Price and Method of Exercise.    The price at which Shares may be purchased upon any exercise of an Option shall be the price per share determined by the Committee and specified in the instrument evidencing the grant of such Option, but in no event shall the exercise price per share be less than (i) the Fair Market Value of a Share determined as of the Date of Grant of the Option, or (ii), if greater, the par value of a Share.

        An Option shall be exercised by delivery of a written notice of exercise, in a form satisfactory to the Committee, to the Corporation at its principal business office and addressed to the attention of the Corporation's Secretary or such other person as the Corporate Secretary may have designated to receive such notice.. The notice shall specify the number of Shares with respect to which the Option is being exercised. The notice shall be accompanied by payment of the exercise price of the Shares for which the Option is being exercised, which payment shall be made under one or more of the methods

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of payment provided in (g) below. An Option may not be exercised at any one time as to less than 100 Shares, or less than the number of Shares to which the Option is then exercisable if that number is less than 100 Shares.

        (g)    Payment.    Payment of the exercise price for Shares purchased upon the exercise of an Option shall be made by one, or by a combination of any, of the following methods: (i) in cash, which may be paid by check or other instrument acceptable to the Corporation, or by wire transfer of funds, in each case in United States dollars; (ii) if permitted by the Committee and subject to any terms and conditions it may impose on the use of such methods, by (A) the delivery to the Corporation of other Shares owned by the Participant, or (B) the surrender to the Corporation of Shares that otherwise would have been delivered to the Participant upon exercise of the Option; (iii) to the extent permissible under applicable law, through any cashless exercise sale and remittance procedure that the Committee in its discretion may from time to time approve; (iv) to the extent permissible under applicable law and permitted by the Committee, by the execution by the Participant and delivery to the Corporation of a promissory note or other instrument evidencing the Participant's agreement to pay part or all of the option exercise price on a deferred or installment payment basis, upon such terms and conditions (including without limitation terms requiring Shares purchased upon the exercise of the Option to be pledged to the Corporation to secure payment of any outstanding balance of the option exercise price) as the Committee shall require; or (v) any other method of payment as the Committee may from time to time approve.

        For purposes of determining the portion of the exercise price payable upon the exercise of an Option that will be treated as satisfied by the delivery or surrender of Shares pursuant to clause (ii) (A) or (B) above, Shares so delivered or surrendered shall be valued at their Fair Market Value determined as of the Trading Day next preceding the date on which the Option is exercised.

        (h)   Incentive Stock Options.    Notwithstanding any other provisions of the Plan, Incentive Stock Options granted under the Plan shall be subject to the following provisions:

          (i)    No Incentive Stock Option may be granted under the Plan after November 16, 2014, unless the shareholders of the Corporation have approved an extension of the period for granting Incentive Stock Options under the Plan beyond that date.

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          (ii)    To the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options granted under the Plan and under all other stock option plans maintained by the Corporation are exercisable for the first time by a Participant during any calendar year shall exceed $100,000, the Incentive Stock Options so exercisable shall be treated as Non-Qualified Stock Options. For purposes of the foregoing, the Fair Market Value of Shares as to which any Incentive Stock Option may be exercised shall be determined as of the date on which such Option is granted. The determination of whether the limitation set forth in the second preceding sentence shall apply with respect to any Incentive Stock Option granted under the Plan shall be made in accordance with applicable provisions of section 422 of the Code and the regulations issued thereunder.

          (iii)    No Incentive Stock Option shall be granted to an Eligible Employee if, as of the Date of Grant of such Option, such Eligible Employee owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation, unless (A) the exercise price per Share under such Option is at least 110% percent of the Fair Market Value of a Share determined as of the Date of Grant of such Option, and (B) such Option is not exercisable after the expiration of five years from the Date of Grant of such Option.

          (iv)    The instrument evidencing the grant of any Incentive Stock Option shall require that if any Shares acquired upon the exercise of such option are disposed of within 2 years from the Date of Grant of such option, or within one year from the date as of which the Shares disposed of were transferred to the Participant pursuant to the exercise of such option, the Participant shall give the Corporation written notice of such disposition, within ten days following the date of such disposition.

        (i)    Other Option Provisions.    The instrument evidencing the grant of any Option hereunder may contain such other terms and conditions, not inconsistent with the provisions of the Plan or any applicable law, as the Committee may determine.

        (j)    Rights of a Shareholder.    Upon the exercise of an Option or any portion thereof in accordance with the Plan, the provisions of the instrument evidencing the grant of such Option and any applicable rules and regulations established by the Committee, the holder of the Option shall have all of the rights of a shareholder of the Corporation with respect to the Shares issued as a result of such exercise.

6.    Awards of Restricted Shares and Restricted Units

        Subject to the limitations set forth in Section 4 and to the other terms and conditions of the Plan, Restricted Shares or Restricted Units may be granted to such Eligible Employees, at such times, and in such amounts, as the Committee may determine in its discretion. Restricted Shares and Restricted Units shall be granted in accordance with the provisions set forth below.

        (a)    Restrictions and Restricted Period.    At the time of each grant of Restricted Shares or Restricted Units to any Participant, the Committee shall establish a period of time within which the Restricted Shares or Restricted Units covered by such grant (and the Participant's right to receive payment with respect to such restricted Units) may not be sold, assigned, transferred (other than a transfer to the Participant's Beneficiary occurring by reason of the Participant's death), made subject to gift, or otherwise disposed of, mortgaged, pledged or otherwise encumbered, whether voluntarily or by operation of law. The Committee in its discretion may prescribe a separate Restricted Period for any specified portion of the Restricted Shares or Restricted Units granted pursuant to any Award.

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        (b)    Rights While Restricted Shares Remain Subject to Restrictions.    Restricted Shares granted to a Participant hereunder shall be issued to the Participant as of the Date of Grant as uncertificated shares. Until the Restrictions to which such shares are subject lapse in accordance with the provisions of (d) below or Section 12(c), the Restricted Shares granted to a Participant shall be held in the Participant's name in a bookkeeping account maintained by the Corporation. A separate account shall be maintained for all Restricted Shares granted to a Participant with a Restricted Period ending on the same date.

        Except for the Restrictions to which such shares are subject, and subject to the forfeiture provisions applicable under (e) below, a Participant shall have, with respect to all Restricted Shares so held for his account, all of the rights of a shareholder of the Corporation, including full voting rights with respect to such shares and the right to receive currently with respect to the Participant's Restricted Shares all dividends and other distributions payable generally on the Corporation's Shares. If any dividends or distributions so payable are paid in Shares, the Shares paid as a dividend or distribution with respect to a Participant's Restricted Shares shall be subject to the same Restrictions and provisions relating to forfeiture as apply to the Restricted Shares with respect to which they were paid. Such stock dividend Shares shall themselves be treated as Restricted Shares, and shall be credited to the same account which the Corporation maintains for those Restricted Shares of the Participant with respect to which such stock dividends or distributions were paid.

        Notwithstanding the foregoing, if the instrument evidencing the grant of any Restricted Shares to a Participant so provides, all cash dividends and distributions payable generally on the Corporation's Shares that are otherwise payable with respect to the Restricted Shares granted to the Participant shall not be paid currently to the Participant but instead, shall be applied to the purchase of additional Shares for the Participant's account. The additional Shares so purchased shall be subject to the same Restrictions and provisions relating to forfeiture as apply to the Restricted Shares with respect to which they were paid. Such additional Shares shall themselves be treated as Restricted Shares, and shall be credited to the same account which the Corporation maintains for those Restricted Shares of the Participant with respect to which such dividends or distributions were paid. The purchase of any such additional Shares shall be made either (i) through the Corporation's Dividend Reinvestment Plan, or (ii) in accordance with such other procedure as may be specified in the instrument evidencing the grant of the Restricted Shares on which such dividends are paid.

        (c)    Rights While Restricted Units Remain Subject to Restrictions.    No Shares shall be issued at the time any award of Restricted Units is made hereunder. Restricted Units granted to a Participant hereunder shall be credited to a bookkeeping account maintained by the Corporation for the Participant. A separate account shall be maintained for all Restricted Units granted to a Participant with a Restricted Period ending on the same date, and for all Dividend Equivalent Units that are to be credited to such account in accordance with the next following paragraph.

        Until the Restrictions applicable to the Restricted Units credited upon grant to any account maintained for a Participant in accordance with the preceding paragraph shall lapse, additional Restricted Units shall be credited to such account with respect to the Restricted Units so credited, as of each Dividend Payment Date. The number of additional Restricted Units to be credited shall be determined by first multiplying (A) the total number of Restricted Units standing to the Participant's credit in such account on the day immediately preceding such Dividend Payment Date (including all Dividend Equivalent Units credited to such account on all previous Dividend Payment Dates), by (B) the per-share dollar amount of the dividend paid on such Dividend Payment Date and then, dividing the resulting amount by the Closing Price of one share of Common Stock on such Dividend Payment Date.

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        (d)    Lapse of Restrictions and Payment.    Upon the expiration of the Restricted Period for any Restricted Shares or Restricted Units granted to a Participant hereunder but subject to the provisions of (e) below, the Restrictions applicable to such Restricted Shares or Restricted Units shall lapse, and payment with respect to such Restricted Shares or Restricted Units (including any related Dividend Equivalent Units) shall be made in accordance with the following provisions:

          (i)    In the case of Restricted Shares, payment shall be made by delivery to the Participant of a stock certificate for the number of such Restricted Shares, free and clear of all Restrictions to which such shares were subject. However, if the Restricted Shares with respect to which the applicable Restrictions have lapsed includes a fractional Share, payment for such fractional Share shall be made in cash, in an amount equal to the Fair Market Value of such fractional Share determined as of the date on which such Restrictions lapsed. Delivery of such stock certificate and any such cash payment shall be made to the Participant as soon after the lapse of the applicable Restriction as is practicable.

          (ii)    In the case of Restricted Units (including related Dividend Equivalent Units), payment shall be made (A) by the issuance and delivery to the Participant of a stock certificate for a number of Shares equal to the number of whole Restricted Units and related Dividend Equivalent Units with respect to which the applicable Restrictions have lapsed, and (B) by payment in cash for any fractional Restricted Unit payable as a result of the lapse of such Restrictions, in an amount equal to the Fair Market Value of such fractional Restricted Unit determined as of the date as of which such Restrictions lapsed. Notwithstanding the foregoing, payment for Restricted Units (including related Dividend Equivalent Units) with respect to which the applicable Restrictions have lapsed shall be made solely in cash, in an amount equal to the Fair Market Value of all of such Units and any fractional Unit, determined as of the date on which such Restrictions lapsed, if the instrument evidencing the grant of such Restricted Units so provides. Payment shall be made in such manner and at such time or times as provided in such instrument. If such instrument so permits, payment with respect to any part or all of an Eligible Employee's Restricted Units (including related Dividend Equivalent Units) may be deferred, at the Eligible Employee's election, upon such terms and conditions as are specified in such instrument.

        (e)    Termination of Employment.    Upon an Eligible Employee's Termination of Employment for any reason prior to the expiration of the Restricted Period for any Restricted Shares or Restricted Units (and related Dividend Equivalent Units) standing to his or her credit immediately prior to such Termination of Employment, the Eligible Employee's right to receive payment with respect to such Restricted Shares, Restricted Units and Dividend Equivalent Units shall be forfeited and cancelled as of the date of such Termination of Employment, and no payment of any kind shall be made with respect to such Restricted Shares, Restricted Units and Dividend Equivalent Units, except as otherwise provided in the instrument or instruments evidencing the grant of such Shares or Units.

        If the Committee so determines in its discretion, the instrument evidencing the Award of such Restricted Shares or Restricted Units may provide that if the Eligible Employee's Termination of Employment prior to the end of the Restricted Period established for such Restricted Shares or Restricted Units occurs as a result of the Eligible Employee's death, Disability, Retirement, or for any other reason other than discharge by the Corporation or any of its Affiliated Companies for "cause" as defined in such instrument, payment shall be made with respect to all or a Pro Rata Portion of such Restricted Shares or Restricted Units and any related Dividend Equivalent Units. In such case, only the Eligible Employee's right to receive payment with respect to any remaining portion of the Restricted Shares or Restricted Units (and related Dividend Equivalent Units) for which such Restricted Period was established shall be cancelled and forfeited. Any payment required to be made with respect to an

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Eligible Employee's Restricted Shares or Restricted Units (and related Dividend Equivalent Units) pursuant to this paragraph shall be made as soon as practicable after the date of such employee's Termination of Employment, and shall be made in the manner specified in Section 6(d)

        (f)    Notice of Code Section 83(b) Election.    A Participant who files an election under section 83(b) of the Code to include in gross income the Fair Market Value of any Restricted Shares granted hereunder while such Shares are still subject to Restrictions shall furnish the Corporation with a copy of the election so filed by the Participant, within ten days of the filing of such election with the Internal Revenue Service.

7.    Awards of Performance Shares and Performance Units

        Subject to the limitations set forth in Section 4 and to the other terms and conditions of the Plan, Performance Shares or Performance Units may be granted to such Eligible Employees, at such times, in such amounts, and upon such terms and conditions, as the Committee may determine in its discretion. Performance Shares and Performance Units shall be granted in accordance with the provisions set forth below.

        (a)    Establishment of Performance Goals and Performance Targets.    In connection with each Award of Performance Shares or Performance Units, the Committee shall establish in writing, and the instrument evidencing the grant of such Award shall specify, (i) the Performance Goal or Goals and the Performance Period that will apply with respect to such Award; (ii) the level or levels of achievement of the Performance Goal or Goals that must be met in order for payment to be made with respect to the Award; (iii) the number of Performance Shares that will be issued and delivered to the recipient of the Award, or the percentage of the Performance Units (and any related Dividend Equivalent Units) credited to the recipient in connection with the Award as to which payment will be made, if the Performance Goal or Goals applicable to such Award (A) have been fully achieved, (B) have been exceeded, or (C) have not been fully achieved but have been achieved at or beyond any minimum or intermediate level of achievement specified in the instrument evidencing the grant of such Award, and (iv) such other terms and conditions pertaining to the Award as the Committee in its discretion may determine. In connection with any such Award made to any Covered Executive, the matters described in the preceding sentence shall be established within such period of time as may be permitted by the regulations issued under section 162(m) of the Code.

        (b)    Accounts and Dividend Equivalent Units for Performance Units Awards.    No Shares shall be issued at the time any award of Performance Units is made hereunder. Performance Units granted to an Eligible Employee hereunder shall be credited to a bookkeeping account maintained by the Corporation for such employee. A separate account shall be maintained for all Performance Units included in each separate Award of Performance Units made to an Eligible Employee, and for all Dividend Equivalent Units that are to be credited with respect to the Performance Units included in such Award in accordance with the next following sentence. If the instrument evidencing the grant of any Award of Performance Units so provides, Dividend Equivalent Units shall be credited with respect to the Performance Units included in such Award on each Dividend Payment Date occurring within the Performance Period applicable to such Award in the same manner as Dividend Equivalent Units are credited with respect to Restricted Units during the applicable Restricted Period, as set forth in Section 6(c) above.

        (c)    Limit on Award Amounts.    The total number of Shares for which any Award of Performance Shares may be made to any Eligible Employee, and the total number of Units for which any Award of Performance Units may be made to any Eligible Employee (exclusive of any Dividend Equivalent Units credited with respect to the Performance Units awarded to such employee), may not exceed 75,000

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Shares, or 75,000 Units, for each 12-month period included in the Performance Period established for such Award. The foregoing limits shall be subject to adjustment as provided in Section 13.

        (d)    Performance Goals for Covered Executives.    In the case of any Award of Performance Shares or Performance Units to any Eligible Employee who is a Covered Executive, the Performance Goal or Goals established in connection with such Award shall be based on one or more of the following business criteria, as determined by the Committee in its discretion: (i) the attainment of specified levels of, or increases in, the Corporation's after-tax or pretax return on stockholder's equity, (ii) the attainment of specified levels in the fair market value of the Corporation's Shares; (iii) the attainment of specified levels of growth in the value of an investment in the Corporation's Shares, assuming that all dividends paid on the Corporation's Common Stock are reinvested in additional Shares; (iv) the attainment of specified levels of, or increases in, the Corporation's pre-tax or after-tax earnings, profits, net income, or earnings per share; (v) the attainment of specified levels of, or increases in, the Corporation's earnings before income tax, depreciation and amortization (EBITDA); (vi) attainment of specified levels of, or increases in, the Corporation's net sales, gross revenues or cash flow from operations; (vii) the attainment of specified levels of, or increases in, the Corporation's working capital, or in its return on capital employed or invested; (viii) the attainment of specified levels of, or decreases in, the Corporation's operating costs or any one or more components thereof, or in the amount of all or any specified portion of the Corporation's debt or other outstanding financial obligations.

        Any of the business criteria described in the preceding sentence which the Committee establishes as a Performance Goal may be measured either by the performance of the Corporation and its Affiliated Companies on a consolidated basis, or by the performance of any one or more of the Corporation's subsidiaries, divisions, or other business units, as the Committee in its discretion may determine. In its discretion, the Committee may also establish Performance Goals, based on any of the business criteria described in this Section 7(d), that require the attainment of a specified level of performance of the Corporation, or any of its subsidiaries, divisions or other business units, relative to the performance of other specified corporations, in order for such Goals to be met.

        The Committee may also, in its discretion, include in any Performance Goal the attainment of which depends on a determination of the net earnings or income of the Corporation or any of its subsidiaries, divisions or other business units, provisions which require such determination to be made by eliminating the effects of any decreases in or charges to earnings for (A) the effect of foreign currency exchange rates, (B) any acquisitions, divestitures, discontinuances of business operations, restructurings or other special charges, (C) the cumulative effect of any accounting changes, and (D) any "extraordinary items" as determined under generally accepted accounting principles, to the extent that such decreases or charges referred to in clauses (A) through (D) are separately disclosed in the Corporation's Annual Report for each fiscal year within the applicable Performance Period.

        (e)    Performance Goals for Non-Covered Executives.    In the case of Awards of Performance Shares or Performance Units made hereunder to Eligible Employees who are not Covered Executives, the Performance Goal or Goals applicable to such Awards shall be such corporate or individual goals as the Committee in its discretion may determine.

        (f)    Measurement of Performance.    At the end of the Performance Period established in connection with any Award, the Committee shall determine the extent to which the Performance Goal or Goals established for such Award have been attained, and shall determine, on that basis, the number of Performance Shares or Performance Units included in such Award that have been earned and as to which payment will be made pursuant to section 7(h) below, subject to the adjustments provide for in Section (7)(g) and the forfeiture provisions of Section 7(i). In the case of any Award granted to a

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Covered Executive, the Committee shall certify in writing the extent to which it has determined that the Performance Goal or Goals established by it for such Award have been attained.

        (g)    Adjustment of Award Amounts.    The number of Shares or the amount of cash otherwise payable with respect to an Award on the basis of the level of attainment of the applicable Performance Goals as determined by the Committee under Section 7(f) shall be subject to adjustment in accordance with the following provisions.

          (i)    To the extent not inconsistent with the terms of the Plan and if the instrument evidencing the Award so provides, the number of Shares or the amount of cash otherwise so payable with respect to an Award to an Eligible Employee who is not a Covered Executive may be increased or decreased to the extent determined by the Committee in its discretion, based on the Committee's evaluation of the Eligible Employee's individual performance or to reflect such other events, circumstances or factors as the Committee in its discretion deems appropriate in determining the extent to which payment should be made with respect to the Eligible Employee's Award.

          (ii)    The Committee shall not have any authority to increase the number of Shares or the amount of cash otherwise so payable with respect to any Award to a Covered Executive. However, if the instrument evidencing such Award so provides, the Committee may in its discretion reduce the number of Shares or the amount of cash otherwise so payable with respect to such Award (A) to reflect any decreases in or charges to earnings that were not taken into account pursuant to clause (A), (B), (C), or (D) of Section 7(e) in determining net earnings or income for purposes of any Performance Goal established in connection with such Award; (B) to reflect any credits to earnings for extraordinary items of income or gain that were taken into account in determining net earnings or income for such purposes; (C) to reflect the Committee's evaluation of the Covered Executive's individual performance; or (D) to reflect any other events, circumstances or factors which the Committee believes to be appropriate in determining the extent to which payment should be made with respect to the Covered Executive's Award.

        (h)    Payment of Awards.    Payment with respect to that number of Performance Shares or Performance Units subject to any Award which the Committee has determined under Section 7(f) above to have been earned, as adjusted to the extent determined by the Committee under Section 7(g), shall be made in accordance with the following provisions:

          (i)    In the case of any such Performance Shares, payment shall be made by the issuance and delivery to the Participant of a stock certificate for the requisite number of such Shares. If the instrument evidencing the Award of such Shares so provides, a cash payment shall also be made to the Participant, in an amount equal to all of the dividends that would have been paid to the Participant upon such earned and adjusted number of Shares if such Shares had been issued to the Participant as of the Date of Grant of the Award in question. Such Shares shall be issued and delivered, and, if applicable, such cash payment shall be made, to the Participant as soon as practicable after the end of the Performance Period applicable to the Award in question.

          (ii)    In the case of any such Performance Units, (including related Dividend Equivalent Units), payment shall be made (A) by the issuance and delivery to the Participant of a stock certificate for a number of Shares equal to the total number of such whole Performance Units and related Dividend Equivalent Units, and (B) by payment in cash for any fractional Unit in an amount equal to the Fair Market Value of such fractional Unit determined as of the Trading Day immediately preceding the date as of which payment is to be made. Notwithstanding the foregoing, payment for such Performance Units (including related Dividend Equivalent Units) shall be made solely in cash, in an amount equal to the Fair Market Value of all of such Units and any fractional

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  Unit, determined as of the Trading Day immediately preceding the date as of which payment is to be made, if the instrument evidencing the grant of such Performance Units so provides. Payment shall be made in such manner and at such time or times as provided in such instrument. If such instrument so permits, payment with respect to any part or all of an Eligible Employee's Performance Units (including any related Dividend Equivalent Units) may be deferred, at the Eligible Employee's election, upon such terms and conditions as are specified in such instrument.

        (i)    Termination of Employment.    Upon an Eligible Employee's Termination of Employment for any reason prior to the end of the Performance Period established for any Award of Performance Shares or Performance Units made to the Eligible Employee hereunder, such Award shall be cancelled as of the date of such Termination of Employment, the Eligible Employee's right to receive payment with respect to any Performance Shares or Performance Units included in such Award and any Dividend Equivalent Units that were credited with respect to such Performance Units, shall be forfeited as of such date, and no payment of any kind shall be made with respect to such Award, except as otherwise provided in the instrument evidencing the grant of such Award.

        If the Committee so determines in its discretion, the instrument evidencing any Award of Performance Shares or Performance Units may provide that if the Eligible Employee's Termination of Employment prior to the end of the Performance Period established for such Award occurs as a result of the Eligible Employee's death, Disability, Retirement, or for any other reason other than discharge by the Corporation or any of its Affiliated Companies for "cause" as defined in such instrument, payment shall be made at the end of the Performance Period, in accordance with the provisions of Section 7(h), with respect to all or a Pro Rata Portion of the number of Shares and/or the amount of cash that otherwise would have been payable to the Eligible Employee, as determined in accordance with the provisions of Sections 7(f) and (g), if the Eligible Employee's Termination of Employment had not occurred prior to the end of such Performance Period. In such case, only the Eligible Employee's right to receive payment with respect to any remaining portion of the Performance Shares or Performance Units (and related Dividend Equivalent Units) included in such Award shall be cancelled and forfeited.

8.    Awards to Eligible Directors

        Subject to the limitations set forth in Section 4 and to the other terms and conditions of the Plan, Annual Award Units shall be granted to Eligible Directors in accordance with the provisions set forth below:

        (a)    Annual Grants.    On each Annual Award Grant Date, each member of the Board of Directors who is an Eligible Director on such date shall automatically be granted 1,000 Annual Award Units. Each person who is elected a director of the Corporation by shareholders at an annual meeting of shareholders for the first time (i.e., disregarding any previous election of such person by the Board of Directors) and thereby becomes an Eligible Director shall automatically be granted 1,000 Annual Award Units on the date of such annual meeting of shareholders.

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        (b)    Accounts and Dividend Equivalent Units.    No Shares shall be issued at the time any Annual Award Units are granted hereunder. Annual Award Units granted to an Eligible Director hereunder shall be credited to a bookkeeping account maintained by the Corporation for the Eligible Director. As of each Dividend Payment Date occurring prior to the date on which payment with respect to an Eligible Director's Annual Award Units is made pursuant to (c) below, Dividend Equivalent Units shall be credited to the Eligible Director's account with respect to all Annual Award Units (and all Dividend Equivalent Units credited to such account on all previous Dividend Payment Dates) standing to the Eligible Director's credit in such account immediately prior to such Dividend Payment Date. The number of Dividend Equivalent Units to be so credited shall be determined in the same manner as Dividend Equivalent Units are credited with respect to Restricted Units during the applicable Restricted Period, as set forth in Section 6(c) above.

        (c)    Payment with respect to Annual Award Units.    Upon an Eligible Director's Termination of Board Membership for any reason other than removal for cause in accordance with law, the Eligible Director (or if such Termination has occurred by reason of death, his or her Beneficiary) shall be entitled to receive payment with respect to all Annual Award Units and related Dividend Equivalent Units then standing to his or her credit in the account maintained for the Eligible Director pursuant to (b) above. Payment shall be made (i) by the issuance and delivery to the Eligible Director, or to his or her Beneficiary, of a stock certificate for a number of Shares equal to the number of whole Annual Award Units and related Dividend Equivalent Units standing to the Eligible Director's credit immediately prior to such Termination of Board Membership, and (ii) by payment in cash for any fractional Annual Award Unit standing to the Eligible Director's credit at such time. Payment shall be made as soon as practicable after the date on which the Eligible Director's Termination of Board Membership occurs.

        (d)    Forfeiture of Annual Award Units.    Upon an Eligible Director's Termination of Board Membership as a result of removal for cause in accordance with law, all Annual Award Units and related Dividend Equivalent Units standing to his or her credit immediately prior to such Termination of Board Membership shall be cancelled as of the date of such Termination of Board Membership, the Eligible Director's right to receive payment with respect to such Annual Award Units and Dividend Equivalent Units shall be forfeited as of such date, and no payment of any kind shall be made with respect to such Annual Award Units and Dividend Equivalent Units.

9.     Transferability of Awards

        Any Option granted to an Eligible Employee under the Plan shall be nontransferable and may be exercised during the Eligible Employee's lifetime only by the Eligible Employee. A Participant's right to receive payment of Shares or cash with respect to any other Award granted to the Participant under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant.

        Notwithstanding the foregoing, if the instrument evidencing the grant of any Award other than an Incentive Stock Option so provides, the recipient of such Award may transfer his or her rights with respect to such Award, or any portion thereof, to any "family member" of the recipient, as that term is defined in the General Instructions to Form S-8 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, subject to such limitations, terms and conditions as may be specified in such instrument.

10.   Listing and Qualification of Shares

        The Corporation, in its discretion, may postpone the issuance, delivery, or distribution of Shares with respect to any Award until completion of such stock exchange listing or other qualification of such Shares under any state or federal law, rule or regulation as the Corporation may consider appropriate,

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and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable laws, rules and regulations.

11.   Taxes

        Notwithstanding any other provision of the Plan, the Corporation or any of its Affiliated Companies may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld with respect to the exercise of any Option or with respect any payments to be made in respect of any other form of Award granted to a Participant under the Plan, including but not limited to (i) deducting the amount of taxes so required to be withheld from any other compensation or other amounts then or thereafter payable to the Participant, and/or (ii) withholding delivery of any Shares or payment of any cash amount otherwise required to be delivered or paid to the Participant with respect to the exercise of such Option, or with respect to such other form of Award, until the amount of taxes so required to be withheld has been paid in full to the Corporation or any of its Affiliated Companies. With the approval of the Compensation Committee and subject to such terms and conditions as it may require, such amount may be paid in Shares previously owned by the Participant, or by the surrender of a portion of the Shares that otherwise would be delivered or paid to such Participant with respect to his or her Award, or by a combination of payments in cash and Shares.

12.   Change in Control

        Notwithstanding any other provision in the Plan to the contrary (but subject to the "provided, however" clause contained in the definition of "Change in Control" in Section 2), upon the occurrence of a Change in Control, the following provisions shall apply.

        (a)    Each Option outstanding under the Plan on the day preceding the date on which the Change in Control occurs shall become immediately and fully exercisable on the date of the Change in Control, and shall remain fully exercisable, irrespective of the Participant's subsequent Termination of Employment for any reason, until the date on which the Option otherwise would expire by the passage of time in accordance with its terms.

        (b)    If a Change in Control would be treated as having occurred but for the adoption by the Board of Directors of a resolution described in the "provided, however" clause in the definition of "Change in Control" in Section 2, and if such resolution so provides and has not been rescinded prior to the Change in Control, the Board of Directors shall have the right in its discretion (i) to direct that all Options then outstanding and held by Participants shall be cancelled as of a date to be fixed by the Board, provided, however, that not less than 30 days written notice of the date so fixed shall be given to each such Participant, and each such Participant shall have the right during such period (irrespective of the Participant's Termination of Employment during such period) to exercise his or her Option as to all or any part of the Shares covered thereby, including any Shares as to which the Option has not yet become exercisable, or (ii) to authorize the substitution for each outstanding Option of a new Option, provided that (A) each such new Option has a value at the time it is granted that is at least equal to the value of the outstanding Option in substitution for which it is granted, and contains terms and conditions no less favorable to the Participant than those contained in his or her outstanding Option, and (B) in the case of any new Incentive Stock Option that is granted in substitution of an outstanding Incentive Stock Option, the requirements of section 424(a) of the Code are met with regard to such substitution.

        (c)    The Restricted Periods applicable to all Restricted Shares and Restricted Units (including any related Dividend Equivalent Units) granted to a Participant hereunder that are still outstanding on the day immediately preceding the date on which such Change in Control occurs shall expire on such date;

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all Restrictions applicable to such outstanding Restricted Shares, Restricted Units and related Dividend Equivalent Units shall lapse on such date; and the Participant's rights to receive payment with respect to all such outstanding Shares, Restricted Units and related Dividend Equivalent Units shall become nonforfeitable as of such date. Payment with respect to such outstanding Restricted Shares, Restricted Units and related Dividend Equivalent Units shall be made at the time or times, and in the manner, specified in the instrument or instruments evidencing the grant thereof, except as the Committee may otherwise determine in its discretion at any time prior to the Change in Control.

        (d)    The Performance Periods applicable to all Performance Shares and Performance Units (including any related Dividend Equivalent Units) granted to a Participant hereunder that are still outstanding on the day immediately preceding the date on which such Change in Control occurs shall end on such date; all Performance Goals that were established in connection with the Award of such Performance Shares or Performance Units shall be deemed to have been attained as of such date to the fullest extent necessary in order for the Participant to be entitled to receive payment with respect to the maximum number of such Performance Shares, or with respect to the maximum percentage of such Performance Units (and any related Dividend Equivalent Units), as to which payment could be made under the terms of the applicable Awards, as specified in the instrument or instruments evidencing the grant thereof; and the Participant shall acquire on such date a nonforfeitable right to receive payment with respect to such maximum number of Performance Shares (including any cash payment with respect to dividends that would have been paid thereon, if the instrument evidencing the grant of such shares provides for such cash payment), or with respect to such maximum percentage of Performance Units (and any related Dividend Equivalent Units), determined without any adjustment under Section 7(g)(i) or (ii); provided, however, that any Participant who, pursuant to Section 7(i), would have been entitled to receive payment with respect to only a Pro Rata Portion of the number of Shares or the amount of cash otherwise payable with respect to such Performance Shares or Performance Units if no Change in Control had occurred, shall be entitled to receive only a Pro Rata Portion of the payment that otherwise would be made with respect to such Performance Shares or Performance Units under the provisions of this Section 7(d). Payment with respect to such Performance Shares, Performance Units and related Dividend Equivalent Units shall be made at the time or times, and in the manner, specified in the instrument or instruments evidencing the grant thereof, except as the Committee may otherwise determine in its discretion at any time prior to the Change in Control.

        (e)    Unless the Board of Directors otherwise determines prior to the Change in Control, all Annual Award Units and Related Dividend Equivalent Units standing to an Eligible Director's credit on the day immediately preceding the date on which such Change in Control occurs shall become immediately payable upon such date.

        (f)    If any payment that is required to be made hereunder with respect to any outstanding Award as a result of the occurrence of a Change in Control is to be made by the issuance and delivery of Shares to the Participant, the Corporation shall take whatever steps are necessary to cause such Shares to be issued to the Participant, and to be treated as outstanding, at the effective time of the transaction constituting the Change in Control.

13.   Certain Adjustments to Shares

        In the event of any change in the shares of Common Stock by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase shares of Common Stock at a price substantially below fair market value, or any similar change affecting the shares of Common Stock, (i) the maximum aggregate number and kind of shares specified herein as available for the grant of Awards, or for the grant of any particular form of Award, under the Plan, (ii) the number and kind of shares that may be issued and delivered to Participants upon the exercise of any Option, or in payment with respect to any Award of Restricted Shares or Performance Shares, that is outstanding at the time of such change, (iii) the

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number and kind of shares represented by any Restricted Units, Performance Units, Annual Award Units or Dividend Equivalent Units that are outstanding at the time of such change, and (iv) the exercise price per share of any Options granted hereunder that are outstanding at the time of such change, shall be appropriately adjusted consistent with such change in such manner as the Compensation Committee, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder.

        In the case of any outstanding Incentive Stock Option, any such change shall be made in the manner that satisfies the requirements that must be met under section 424 of the Code in order for such change not to be treated as a "modification" of such Option as defined under section 424 of the Code.

        The Committee shall give notice to each Participant of any adjustment made pursuant to this Section and, upon such notice, such adjustment shall be effective and binding for all purposes.

14.   Administration

        The Plan shall be administered in accordance with the provisions set forth below.

        (a)    In General.    Except as otherwise specifically provided in the Plan, the Plan shall be administered by (i) the Board of Directors, with respect to all matters pertaining to Awards that may be granted or that have been granted hereunder to Eligible Directors; (ii) by the Compensation Committee, with respect to all matters pertaining to Awards that may be made or that have been made to Eligible Employees, except as otherwise provided in (iii); and (iii) by the CEO, with respect to those specific matters pertaining to Awards to Eligible Employees who are not Elected Officers that are within the scope of the authority granted to the CEO under (d) below or delegated by the Compensation Committee to the CEO pursuant to (e) below.

        (b)    The Committee's Authority and Powers.    In addition to the responsibilities and powers assigned to the Committee elsewhere in the Plan, the Committee shall have the authority, in its discretion, to establish from time to time guidelines or regulations for the administration of the Plan, to interpret the Plan, and to make all determinations it considers necessary or advisable for the administration of the Plan. All decisions, actions or interpretations of the Committee under the Plan shall be final, conclusive and binding upon all parties. Notwithstanding the foregoing, any determination made by the Committee after the occurrence of a Change in Control that denies in whole or in part any claim made by any individual for benefits under the Plan shall be subject to judicial review under a "de novo," rather than a deferential, standard.

        (c)    Modification of Awards.    To the extent not inconsistent with the terms of the Plan or any provision of applicable law, the Committee in its discretion may waive or modify any of the terms and conditions set forth in the instrument evidencing the grant of any Award made to a Participant hereunder, including without limitation, (i) in the case of any Option, to permit such Option to become exercisable as to any portion of the Shares subject to the Option at any time earlier than the time specified in such instrument, to extend the term of such Option beyond the date specified in such instrument as the expiration date for the term of the Option (but not beyond the day immediately preceding the tenth anniversary of the Date of Grant of the Option), or to permit such Option, to the extent it has become or becomes exercisable, to remain exercisable for any period of time (including any period after the Eligible Employee's Termination of Employment) beyond the period of time specified in such instrument but not beyond the date of expiration of the Option, including any extension thereof permitted under this clause (i); and (ii) in the case of any Award of Restricted Shares or Restricted Units, to cause the Restricted Period applicable to such Restricted Shares or restricted Units to expire, and the Restrictions applicable to such Restricted Shares or Restricted Units to lapse, as of any date earlier than the date provided for in such instrument.

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        Notwithstanding the foregoing, no waiver or amendment may be authorized or directed by the Committee pursuant to this Section 14 (c) without the consent of the Participant if (A) it would adversely affect, to any material extent, any of the rights or obligations of the Participant with respect to such Award, or (B) in the case of any Option granted hereunder that was intended to constitute an Incentive Stock Option, if such waiver or amendment would cause such Option to fail to be treated as an "incentive stock option" within the meaning of section 422 of the Code. In addition, no such waiver or amendment may be authorized or directed by the Committee pursuant to this Section 14(c) with respect to any Option, Performance Shares or Performance Units awarded to any Covered Executive, if such waiver or amendment would cause the delivery of Shares or the payment of any cash amounts that are made with respect to such Award to fail to be deductible for federal income tax purposes pursuant to the applicable provisions of section 162(m) of the Code and the regulations issued thereunder.

        (d)    The CEO's Authority and Powers.    With respect to such number of Shares as the Compensation Committee may in its discretion determine to be available from time to time for the grant of Awards in any form to Eligible Employees who are not Elected Officers, the CEO shall have the authority (i) to determine which of such Eligible Employees shall receive Awards in each form specified by the Compensation Committee; (ii) to determine the time or times when Awards in such form shall be made to such Eligible Employees; (iii) to determine the number of Shares that will be subject to any Option, or the number of Restricted Shares, Restricted Units, Performance Shares or Performance Units, to be included in any Award to any such Eligible Employee; (iv) with respect to any Award of Performance Shares or Performance Units made to any such Eligible Employees, to make all determinations which the Committee is authorized to make with respect to such Award under the provisions of Section 7(a)(i),(ii) and (iii), Section 7(e) and Section 7(g)(i); and (v) with respect to any Awards made to any such Eligible Employees pursuant to the CEO's exercise of the authority granted to him under this Section 14(d), to exercise all of the authority and powers granted to the Committee under (b) above and under the second paragraph of (e) below, but only to the extent that any such exercise by the CEO is not inconsistent with any action taken by the Compensation Committee, or with any determination, decision or interpretation of the Plan made by the Compensation Committee, under (b) above or any delegation made by the Compensation Committee under the second paragraph of (e) below.

        Except for the matters specified in the foregoing paragraph and any additional matters pertaining to Awards to Eligible Employees who are not Elected Officers with respect to which authority has been granted to the CEO pursuant to (e) below, the CEO shall not have any of the authority or powers otherwise granted to the Committee under any other provisions of the Plan.

        The Compensation Committee in its discretion may at any time, by resolution duly adopted by it and without any amendment of the Plan, revoke or modify in any manner or respect the authority and powers granted to the CEO under this Section 14(d).

        (e)    Delegation.    In addition to the authority and powers granted to the CEO under (d) above, the Compensation Committee in its discretion may, by resolution duly adopted by it, delegate to the CEO authority with respect to such other matters pertaining to Awards to Eligible Employees who are not Elected Officers as the Compensation Committee may specify in such resolution. Any authority so delegated to the CEO may be revoked or modified by the Compensation Committee, in whole or in part, at any time.

        The Committee may delegate any ministerial or nondiscretionary function pertaining to the administration of the Plan to any one or more officers or other employees of the Corporation or any of its Affiliated Companies.

        (f)    Non-U.S. Participants.    In order to comply with any applicable provisions of local law and regulations in any foreign country in which the Corporation or any of its Affiliated Companies

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operates, the Committee may in its sole discretion (i) modify the terms and conditions of Awards granted under the Plan to Eligible Employees located in such foreign country, (ii) establish subplans with such modifications to the terms of the Plan as it determines to be necessary or appropriate under the circumstances applicable in such foreign country, or (iii) take any other action that it deems necessary or appropriate in order to comply with, or obtain any exemptions from the applicability of, the local laws and regulations in such foreign country.

15.   Designation and Change of Beneficiary

        Each Participant shall file with the Committee, or with such employee of the Corporation who has been designated by the Committee to receive same, a written designation of one or more persons as the Beneficiary who shall be entitled to receive any Shares or cash amount payable under the Plan upon or after the Participant's death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any previously designated Beneficiary by filing a new designation with the Committee or its designee. The last such designation received by the Committee or its designee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If at the date of a Participant's death, there is no designation of a Beneficiary in effect for the Participant pursuant to the provisions of this Section 15, or if no Beneficiary designated by the Participant in accordance with the provisions hereof survives to receive any Shares or cash amount payable under the Plan with respect to the Participant after his or death, the Participant's estate shall be treated as the Participant's Beneficiary for purposes of the Plan.

16.   Amendment or Termination

        The Board of Directors may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that (a) no amendment, suspension or termination of the Plan shall adversely affect the rights of any Participant with respect to any Awards previously granted to the Participant without his or her written consent, and (b) no amendment which constitutes a "material revision" of the Plan, as the term material revision is defined in the applicable rules of the New York Stock Exchange, shall be effective unless approved by the shareholders of the Corporation in the manner required by such rules and by applicable law.

17.   General Provisions

        (a)    Rights of Participants.    A Participant's rights and interests under the Plan shall be subject to the following provisions:

          (i)    A Participant shall have the status of a general unsecured creditor of the Corporation with respect to his or her right to receive any payment under the Plan. The Plan shall constitute a mere promise by the Corporation or the applicable Affiliated Company to make payments in the future of the benefits provided for herein. It is intended that the arrangements reflected in the Plan be treated as unfunded for tax purposes, as well as for purposes of any applicable provisions of Title I of ERISA.

          (ii)   Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employment of the Corporation or any of its Affiliated Companies, or shall interfere with the right of the Corporation or any of its Affiliated Companies with whom the Participant is employed to terminate the Participant's employment at any time subject, however, to the Participant's rights under any employment contract in effect between the Participant and the Corporation or any of its Affiliated Companies.

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          (iii)  No Award made to a Participant under the Plan, and no payment made with respect to such Award, shall be considered as compensation under any employee benefit plan of the Corporation or any of its Affiliated Companies, except as specifically provided in such plan or as otherwise determined by the Board of Directors.

        (b)    Successors.    The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agrees that it will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

        The provisions of the Plan and the terms and conditions contained in the instrument evidencing any Award made to a Participant hereunder shall be binding upon the Participant, his or her successors and permitted transferees.

        (c)    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of New York.

18.   Effective Date

        The Plan was adopted on September 17, 2004 by the Board of Directors, subject, however, to approval by the shareholders of the Corporation, in accordance with the requirements of the New York Stock Exchange and applicable law, at the 2004 annual meeting of the Corporation's shareholders including any adjournment thereof. The effective date of the Plan shall be the date of such approval by the Corporation's shareholders, and no Awards may be granted hereunder prior to such date.

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QuickLinks

TABLE OF CONTENTS
VOTING
PROPOSAL 1—ELECTION OF DIRECTORS
Nominees for Election to the Board of Directors for a Three-Year Term Expiring at the 2007 Annual Meeting of Shareholders
Members of the Board of Directors Continuing in Office for a Three-Year Term Expiring at the 2005 Annual Meeting of Shareholders
Members of the Board of Directors Continuing in Office for a Three-Year Term Expiring at the 2006 Annual Meeting of Shareholders
The board of directors unanimously recommends a vote FOR the election of the four persons nominated herein for director.
STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS
COMPENSATION AND OTHER BENEFITS OF SENIOR MANAGEMENT
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION IN FISCAL 2004
PERFORMANCE GRAPH
PROPOSAL 2
APPROVAL OF THE 2005 STOCK COMPENSATION PLAN
BENEFICIAL OWNERSHIP OF COMMON STOCK AND RESTRICTED STOCK UNITS
EQUITY COMPENSATION PLAN INFORMATION
INFORMATION CONCERNING INDEPENDENT AUDITORS
ANNUAL REPORTS
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
PALL CORPORATION Director Independence Standards
PALL CORPORATION RECEIVE 2005 PALL CORPORATION PROXY MATERIALS VIA THE INTERNET!
PALL CORPORATION Annual Meeting of Shareholders—November 17, 2004
PALL CORPORATION 2005 STOCK COMPENSATION PLAN